MEMBERSHIP INTEREST PURCHASE AGREEMENT by and among GAHC3 Trilogy JV, LLC, American Healthcare REIT, Inc., Trilogy Holdings NT-HCI, LLC, and NorthStar Healthcare Income Operating Partnership, LP November 3, 2023 4873-6243-6196v 40 Exhibit 10.1

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS ....................................................................................................... 1 ARTICLE 2 PURCHASE AND SALE ...................................................................................... 8 Section 2.1 Agreement to Sell and Purchase .......................................................... 8 Section 2.2 Purchase Consideration ........................................................................ 8 Section 2.3 Withholding ......................................................................................... 8 Section 2.4 Purchase Consideration Election ......................................................... 9 Section 2.5 The Closing .......................................................................................... 9 Section 2.6 Payment and Issuance of the Purchase Consideration ......................... 9 Section 2.7 Securities Act Exemption; Legend ...................................................... 9 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER .......................... 10 Section 3.1 Organization, Power and Authorization ............................................ 10 Section 3.2 Binding Effect and Noncontravention ............................................... 10 Section 3.3 Brokers ............................................................................................... 11 Section 3.4 Ownership; Capitalization ................................................................. 11 Section 3.5 Additional Interests in the Company ................................................. 11 Section 3.6 Litigation ............................................................................................ 12 Section 3.7 Tax Matters ........................................................................................ 12 Section 3.8 Bankruptcy ......................................................................................... 12 Section 3.9 Securities Law Compliance ............................................................... 12 Section 3.10 Disparity of Information .................................................................... 13 Section 3.11 No Other Representations and Warranties; Acknowledgement ........ 13 ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER ............................ 13 Section 4.1 Organization, Power and Authorization ............................................ 14 Section 4.2 Binding Effect and Noncontravention ............................................... 14 Section 4.3 Brokers ............................................................................................... 14 Section 4.4 Litigation ............................................................................................ 14 Section 4.5 Investigation; Reliance....................................................................... 15 Section 4.6 Bankruptcy ......................................................................................... 15 Section 4.7 No Other Representations and Warranties; Acknowledgement ........ 15 ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF ISSUER ............................ 16

Section 5.1 Organization, Power and Authorization ............................................ 16 Section 5.2 Binding Effect and Noncontravention ............................................... 16 Section 5.3 Issuer Capital Structure ...................................................................... 17 Section 5.4 Valid Issuance of Equity Consideration ............................................ 17 Section 5.5 Registration Rights............................................................................. 17 Section 5.6 REIT Status ........................................................................................ 17 Section 5.7 Investment Company Act .................................................................. 18 Section 5.8 Financial Statements .......................................................................... 18 Section 5.9 Undisclosed Liabilities....................................................................... 18 Section 5.10 Taxes .................................................................................................. 18 Section 5.11 Litigation ............................................................................................ 19 Section 5.12 Brokers ............................................................................................... 19 Section 5.13 Investigation; Reliance....................................................................... 19 Section 5.14 Bankruptcy ......................................................................................... 19 Section 5.15 Real Property ..................................................................................... 20 Section 5.16 Intellectual Property ........................................................................... 20 Section 5.17 Insurance ............................................................................................ 21 Section 5.18 Cybersecurity; Data Protection .......................................................... 21 Section 5.19 Compliance with Sanctions Laws ...................................................... 21 Section 5.20 Compliance with Securities Laws ...................................................... 22 Section 5.21 Compliance with Anti-Money Laundering Laws .............................. 22 Section 5.22 Compliance with FCPA ..................................................................... 22 Section 5.23 No Violations ..................................................................................... 22 Section 5.24 No Other Representations and Warranties; Acknowledgement ........ 23 ARTICLE 6 COVENANTS ...................................................................................................... 23 Section 6.1 Issuer Actions Affecting the Issuer Preferred Stock .......................... 23 Section 6.2 No Direct or Indirect Transfers of Purchased Company Interests .............................................................................................. 24 Section 6.3 Forced-Sale Standstill ........................................................................ 24 Section 6.4 Further Assurances............................................................................. 24 Section 6.5 Post-Closing Financial Information ................................................... 24 Section 6.6 Certain Taxes and Fees ...................................................................... 25 Section 6.7 Confidentiality ................................................................................... 25

Section 6.8 Continued Entitlement to Distributions ............................................. 25 Section 6.9 Release and Covenant Not to Sue ...................................................... 25 Section 6.10 Continuing Obligations ...................................................................... 26 ARTICLE 7 CONDITIONS TO CLOSING; CLOSING DOCUMENTS ........................... 27 Section 7.1 Conditions to the Obligations of Buyer and Issuer ............................ 27 Section 7.2 Conditions to the Obligations of Seller .............................................. 27 Section 7.3 Seller’s Closing Documents ............................................................... 28 Section 7.4 Buyer’s and Issuer’s Closing Documents .......................................... 29 ARTICLE 8 SURVIVAL AND INDEMNIFICATION.......................................................... 31 Section 8.1 Survival .............................................................................................. 31 Section 8.2 Indemnification Obligations of Seller ................................................ 31 Section 8.3 Indemnification Obligations of Buyer and Issuer .............................. 32 Section 8.4 Third Party Claims ............................................................................. 32 Section 8.5 Limitations and Other Indemnification Matters ................................ 33 Section 8.6 Characterization of Indemnity Payments ........................................... 34 Section 8.7 Effect of Materiality Qualifiers .......................................................... 34 Section 8.8 Other Limitations ............................................................................... 34 Section 8.9 Recourse ............................................................................................. 35 Section 8.10 Exclusive Remedy ............................................................................. 35 ARTICLE 9 CERTAIN TAX MATTERS ............................................................................... 35 Section 9.1 Tax Treatment .................................................................................... 35 ARTICLE 10 GUARANTY ...................................................................................................... 35 Section 10.1 Guaranty ............................................................................................. 35 Section 10.2 Organization; Power and Authorization; Binding Effect; Noncontravention ............................................................................... 36 ARTICLE 11 EXTENSION OPTIONS AND FEES; TERMINATION .............................. 36 Section 11.1 Extension Options Relating to Outside Date ..................................... 36 Section 11.2 Termination ........................................................................................ 37 Section 11.3 Effect of Termination ......................................................................... 37 Section 11.4 Termination Fee ................................................................................. 38 ARTICLE 12 MISCELLANEOUS .......................................................................................... 39 Section 12.1 Public Announcements ...................................................................... 39 Section 12.2 Transaction Expenses......................................................................... 39

Section 12.3 Joint Liability; Allocation of Liability ............................................... 39 Section 12.4 Amendments ...................................................................................... 39 Section 12.5 Successors and Assigns...................................................................... 40 Section 12.6 Governing Law; Venue ...................................................................... 40 Section 12.7 Notices ............................................................................................... 40 Section 12.8 Schedules and Exhibits ...................................................................... 41 Section 12.9 Counterparts ....................................................................................... 41 Section 12.10 No Third Party Beneficiaries ............................................................. 41 Section 12.11 Interpretation ...................................................................................... 41 Section 12.12 Entire Agreement ............................................................................... 42 Section 12.13 Severability ........................................................................................ 42 Section 12.14 Construction; Joint Preparation.......................................................... 42 Section 12.15 Specific Performance ......................................................................... 42 Section 12.16 Costs of Enforcement ......................................................................... 42

EXHIBITS Exhibit A Form of Issuer Articles Supplementary Exhibit B Form of Transfer Document Exhibit C Form of Ownership Waiver Exhibit D Form of Preferred Stock Registration Rights Agreement Exhibit E Form of Common Stock Registration Rights Agreement Exhibit F Form of Seller Release Exhibit G Form of Put Rights Letter Agreement Exhibit H Form of Limited-Liability-Company Legal Opinion (Delaware Law) - Buyer Exhibit I Form of Corporate Legal Opinion - Issuer Exhibit J Form of Corporate Legal Opinion (Maryland Law) - Issuer Exhibit K Form of REIT Tax Opinion – Issuer SCHEDULES Schedule 1 Purchase Consideration Illustrative Calculations Schedule 2 Asset Sale Thresholds

1 MEMBERSHIP INTEREST PURCHASE AGREEMENT This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is made as of November 3, 2023 (the “Agreement Date”), by and among (i) GAHC3 Trilogy JV, LLC, a Delaware limited liability company (“Buyer”), (ii) American Healthcare REIT, Inc., a Maryland corporation (“Issuer”), (iii) Trilogy Holdings NT-HCI, LLC, a Delaware limited liability company (“Seller”) and (iv) for purposes of ARTICLE 10 hereof, NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership (“Guarantor”). BACKGROUND A. As of the Agreement Date, Seller owns 186,632 units of the membership interest of Trilogy REIT Holdings, LLC, a Delaware limited liability company (the “Company”), which units represent 24% of all issued and outstanding membership interests of the Company and all of such interests and units held by Seller, and the remaining units of the Company’s issued and outstanding membership interests are owned as follows: (i) 544,344 units, which (as of the Agreement Date) represent 70% of all issued and outstanding membership interests of the Company, are owned by Buyer, and (ii) 46,658 units, which (as of the Agreement Date) represent 6% of all issued and outstanding membership interests of the Company, are owned by GAHC4 Trilogy JV, LLC (“GAHC4”), a Delaware limited liability company and Subsidiary of Issuer. B. The parties desire to enter into this Agreement pursuant to which Seller will sell and transfer (or cause to be sold and transferred) to Buyer, and Buyer will purchase from Seller, (i) all of the Company’s membership interest (and all units representing the same) held as of the Agreement Date by Seller or its permitted transferees thereof, and (ii) any additional membership interests of the Company (and all units representing the same) held as of the Closing Date (as defined below) by Seller or its permitted transferees (the interests and units in this clause (ii), “Additional Interests”), it being understood that Buyer’s purchase of such Additional Interests is subject to the AHR Non-Funding Exception in Section 2.1(c) requiring each AHR Member (as defined below) to fund its then full pro rata share of such Additional Capital Contribution (such membership interests so sold, transferred and purchased, collectively, the “Purchased Company Interests”). C. Buyer is an indirect Subsidiary of Issuer, and as such Issuer will indirectly benefit from Buyer’s ownership of the Purchased Company Interests. Buyer’s willingness to enter into this Agreement is based in part on Guarantor’s agreements under ARTICLE 10 hereof. Similarly, Seller is a wholly- owned Subsidiary of Guarantor, and as such Guarantor will indirectly benefit from Seller’s receipt of the Purchase Consideration (as defined below). NOW, THEREFORE, the parties agree as follows: AGREEMENT ARTICLE 1 DEFINITIONS For purposes of this Agreement, the following terms have the meanings set forth below:

2 “1940 Act” means the Investment Company Act of 1940, as amended. “Actual Company Distributions” means all distributions paid to Seller from July 1, 2023 to the Closing Date (inclusive), including pursuant to Section 6.8. “Additional Capital Contribution” means a Capital Contribution (as defined in the LLC Agreement) to the Company by its members under Section 3.03 and/or Section 3.04 of the LLC Agreement. “Additional Interests” has the meaning set forth in the Background. “Affiliate” means, with respect to any particular Person, any other Person controlling, controlled by or under common control with such particular Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, contract or otherwise. With respect to a natural Person, the term “Affiliate” includes such Person’s spouse, children (including adopted children and step-children), grandchildren, brothers, sisters and parents. For the avoidance of doubt, each of NorthStar Parent, Guarantor and their respective Subsidiaries shall constitute Affiliates of Seller. “Agreement” has the meaning set forth in the Preamble. “Agreement Date” has the meaning set forth in the Preamble. “AHR Member” means each of Buyer and GAHC4, in their capacity as members of the Company. “AHR Non-Funding Exception” has the meaning set forth in Section 2.1(c). “AHR Operating Partnership” means American Healthcare REIT Holdings, L.P., a Delaware limited partnership. “Anti-Money Laundering Laws” has the meaning set forth in Section 5.21. “Basket Amount” has the meaning set forth in Section 8.5(a). “Budgeted Company Distributions” means an amount equal to (a) $25,600 multiplied by (b) the number of full calendar days that have elapsed from July 1, 2023 to the Closing Date (inclusive). “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in New York, New York are required or authorized by law to be closed. “Buyer” has the meaning set forth in the Preamble. “Buyer Disclosure Letter” has the meaning set forth in Article ARTICLE 4. “Buyer Indemnitees” has the meaning set forth in Section 8.2(a). “Buyer Related Parties” has the meaning set forth in Section 11.4(f). “Cap Amount” has the meaning set forth in Section 8.5(a).

3 “Cash Allocation” means the portion of the Notional Value that Buyer elects to allocate as a cash payment at the Closing, expressed as a percentage, which shall be no less than 10.0% but which may be up to (and including) 100.0%. “Cash Consideration” means the dollar amount equal to (a) the Notional Value, multiplied by (b) the Cash Allocation, multiplied by (c) the Cash Factor. The dollar amount constituting the Cash Consideration shall be calculated consistent with the illustrative formulas set forth on Schedule 1 hereto. “Cash Factor” means (a) 92.5%, if the Closing Date occurs on or before March 31, 2024, (b) 95.0%, if the Closing Date occurs from April 1, 2024 to and including December 31, 2024; and (c) 100%, if the Closing Date occurs on or after January 1, 2025. “Claim” has the meaning set forth in Section 6.9(b). “Closing” has the meaning set forth in Section 2.5. “Closing Date” has the meaning set forth in Section 2.5. “Closing Notice” has the meaning set forth in Section 2.5. “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and any successor statute and the rules and regulations promulgated thereunder. “Common Stock Registration Rights Agreement” has the meaning set forth in Section 7.3(h). “Company” has the meaning set forth in the Background. “Confidentiality Agreement” means that certain letter agreement, dated as of June 13, 2022, by and between Issuer and NorthStar Parent, as amended by that certain Amendment to Confidentiality Agreement, dated as of June 5, 2023. “Damages” means, without duplication, all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, penalties, fines, costs, amounts paid in settlement, Liabilities, Taxes, Liens, losses, expenses, and fees, including court costs, reasonable attorneys’ fees and expenses, and reasonable fees and expenses of accountants and other professional service providers. “Equity Allocation” means a percentage equal to (a) 100.0%, minus (b) the Cash Allocation. For the avoidance of doubt, in the event that the Cash Allocation is 100.0%, then the Equity Allocation will be zero percent (0.0%). “Equity Consideration” means the number of shares of Issuer Preferred Stock equal to (a) the Notional Equity Amount, multiplied by (b) the Equity Allocation; provided that no fractional shares of Issuer Preferred Stock shall be issued as Equity Consideration, and, in lieu of any fractional shares, the number of shares of Issuer Preferred Stock to be issued as Equity Consideration shall instead be rounded to the nearest whole share. The number of shares of Issuer Preferred Stock constituting the Equity Consideration shall be calculated consistent with the illustrative formulas set forth on Schedule 1 hereto. For the avoidance of doubt, in the event that the Equity Allocation is zero percent (0.0%), then there will

4 be no shares of Issuer Preferred Stock issued as Equity Consideration, and the Purchase Consideration will consist solely of Cash Consideration. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “FCPA” has the meaning set forth in Section 5.22. “Financial Statements” has the meaning set forth in Section 5.8. “First Extension Fee” has the meaning set forth in Section 11.1(b). “First Extension Option” has the meaning set forth in Section 11.1(a). “First Extension Outside Date” means March 30, 2025. “Fundamental Representations and Warranties of Buyer” means the representations and warranties of Buyer contained in Section 4.1 (Organization, Power and Authorization), Section 4.2 (Binding Effect and Noncontravention), Section 4.3 (Brokers), Section 4.4(b) (Litigation) and Section 4.6 (Bankruptcy). “Fundamental Representations and Warranties of Issuer” means the representations and warranties of Issuer contained in Section 5.1 (Organization, Power and Authorization), Section 5.2 (Binding Effect and Noncontravention), Section 5.3 (Issuer Capital Structure), Section 5.4 (Valid Issuance of Equity Consideration), Section 5.6 (REIT Status), Section 5.10 (Taxes), Section 5.11(b) (Litigation), Section 5.12 (Brokers) and Section 5.14 (Bankruptcy). “Fundamental Representations and Warranties of Seller” means the representations and warranties of Seller set forth in Section 3.1 (Organization, Power and Authorization), Section 3.2 (Binding Effect and Noncontravention), Section 3.3 (Brokers), Section 3.4 (Ownership; Capitalization), Section 3.6 (Litigation), Section 3.7 (Tax Matters) and Section 3.8 (Bankruptcy). “GAAP” means U.S. generally accepted accounting principles, consistently applied. “GAHC4” has the meaning set forth in the Background. “Government Entity” means any (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature, or (d) Person exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power. “Guaranteed Parties” has the meaning set forth in Section 10.1. “Guarantor” has the meaning set forth in the Preamble. “Indemnified Party” means a party who is seeking indemnification under Section 8.2 or Section 8.3. “Indemnifying Party” means a party from whom indemnification is being sought under Section 8.2 or Section 8.3.

5 “Initial Outside Date” means September 30, 2024. “Intellectual Property” has the meaning set forth in Section 5.16. “IRS” means the United States Internal Revenue Service. “Issuer” has the meaning set forth in the Preamble. “Issuer Articles Supplementary” means the Articles Supplementary of Issuer, to be filed with the State Department of Assessments and Taxation of the State of Maryland on or prior to the Closing Date (unless there is no Equity Consideration issued at the Closing), in the form attached hereto as Exhibit A. “Issuer Charter” means the Fourth Articles of Amendment and Restatement of the Corporation, as amended and supplemented from time to time. “Issuer Common Stock” means shares of the Issuer’s common stock, $0.01 par value per share. “Issuer Disclosure Letter” has the meaning set forth in ARTICLE 5. “Issuer Preferred Stock” means (if there is any Equity Consideration issued at the Closing) newly issued shares of Issuer’s Series A Cumulative Convertible Preferred Stock having the rights, privileges and preferences as stated in the Issuer Articles Supplementary. “IT Systems and Data” has the meaning set forth in Section 5.18. “Knowledge” means all facts that are actually known, (a) with respect to Seller, to Kendall Young and Nicholas Balzo, and (b) with respect to Buyer and/or Issuer, to Danny Prosky, Brian Peay, Gabe Willhite and Ray Oborn, in each case, without independent investigation (and shall in no event encompass constructive, imputed or similar concepts of knowledge), none of whom shall have any personal liability or obligations regarding such knowledge. “Lease” or “Leases” has the meaning set forth in Section 5.15(b). “Legal Requirement” means any law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, judgment, order, decree, treaty, rule, regulation, ruling or determination of an arbitrator or Government Entity. “Liability” means any liability or obligation of any kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including, without limitation, any liability for Taxes. “Lien” means any mortgage, pledge, lien, encumbrance, charge, assessment, deed of trust, lease, adverse claim, levy, restriction on transfer, any conditional sale or title retention agreement, or other security interest. “LLC Agreement” means the First Amended and Restated Limited Liability Agreement of the Company, dated as of October 1, 2018, as amended from time to time.

6 “Material Adverse Effect” means: (a) when used with respect to Issuer, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties (taken as a whole) of Issuer, including its Subsidiaries, whether or not arising in the ordinary course of business; and (b) when used with respect to Issuer, Seller or Buyer, any effect that would be materially adverse to the ability of the referenced Person to consummate the transactions contemplated by this Agreement. “Member” means each Person who executes the LLC Agreement or a counterpart thereof as a Member, and each of the Persons who may thereafter become Members of the Company. “NorthStar Parent” means NorthStar Healthcare Income, Inc., a Maryland corporation. “Notional Equity Amount” means 10,400,000 shares of Issuer Preferred Stock. “Notional Value” means an amount equal to $260,000,000. “Ownership Waiver” has the meaning set forth in Section 7.3(g). “Permitted Liens” means (a) Liens pursuant to the LLC Agreement, and (b) Liens pursuant to the Act (as defined in the LLC Agreement). “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, an estate, a labor union, or a Government Entity. “Preferred Stock Registration Rights Agreement” has the meaning set forth in Section 7.3(h). “Pro Rata Share” means 24.0% as may be adjusted in accordance with the LLC Agreement. “Purchase Consideration” has the meaning set forth in Section 2.2. “Purchased Company Interests” has the meaning set forth in the Background. “Qualified Issuer Subsidiary” means any Subsidiary of Issuer other than the Trilogy Entities. “Qualifying IPO” means an underwritten initial public offering of Issuer Common Stock pursuant to an effective registration statement under the Securities Act resulting in at least $200,000,000 of proceeds (net of all underwriting discounts and offering expenses) to Issuer. “Real Property” or “Real Properties” has the meaning set forth in Section 5.15. “REIT” means real estate investment trust as described under Sections 856 through 860 of the Code. “Released Claims” has the meaning set forth in Section 6.9(b).

7 “Sanctions” has the meaning set forth in Section 5.19. “SEC” means the Securities and Exchange Commission. “SEC Documents” means all reports, schedules, forms, statements (including registration statements), certifications and other documents filed by Issuer (or its predecessors, including those by merger) with the SEC, including all exhibits, amendments and supplements thereto and all documents incorporated by reference therein. “Second Extension Fee” has the meaning set forth in Section 11.1(c). “Second Extension Option” has the meaning set forth in Section 11.1(a). “Second Extension Outside Date” means September 30, 2025. “Securities Act” means the Securities Act of 1933, as amended. “Seller” has the meaning set forth in the Preamble. “Seller Covenant Breach” has the meaning set forth in Section 11.1(d). “Seller Indemnitees” has the meaning set forth in Section 8.3. “Seller Release” has the meaning set forth in Section 7.3(l). “Subsidiary” means any corporation, limited liability company or other entity with respect to which a Person owns, directly or indirectly, more than fifty percent (50%) of the capital stock, membership interest or other equity of such corporation, limited liability company or other entity. “Supplemental Payment Amount” means an amount that is equal to the difference between (a) Budgeted Company Distributions minus (b) Actual Company Distributions, if such difference is not a negative number. If such difference is a negative number, then the Supplemental Payment Amount will be zero. “Tax” or “Taxes” means any federal, state, local or foreign income, margin, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, unclaimed property, escheat, estimated, or other tax of any kind, including any interest, penalty or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person. “Tax Action” has the meaning set forth in Section 5.10(b). “Tax Claim” has the meaning set forth in Section 8.4(c). “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes (including any schedule or attachment thereto, and any amendment thereof).

8 “Third Party Claim” has the meaning set forth in Section 8.4(a). “Transaction Documents” means this Agreement, the Transfer Document, the Ownership Waiver, the Seller Release, the Preferred Stock Registration Rights Agreement and the Common Stock Registration Rights Agreement. “Transfer Document” has the meaning set forth in Section 7.3(a). “Transfer Taxes” has the meaning set forth in Section 6.6. “Trilogy Entities” means the Company and/or any of its Subsidiaries. ARTICLE 2 PURCHASE AND SALE Section 2.1 Agreement to Sell and Purchase. (a) Agreement to Sell. On and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of Buyer and Issuer contained in this Agreement, at the Closing, Seller will sell and transfer (or cause to be sold and transferred) all of the Purchased Company Interests to Buyer, free and clear of all Liens other than Permitted Liens, in exchange for the Purchase Consideration. (b) Agreement to Purchase. On and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties, covenants and agreements of Seller and Guarantor contained in this Agreement, at the Closing, Buyer will purchase all of the Purchased Company Interests from Seller, free and clear of all Liens other than Permitted Liens, in exchange for the Purchase Consideration. (c) AHR Non-Funding Exception. The Purchased Company Interests do not include any Additional Interests that Seller acquired as a result of an Additional Capital Contribution by Seller after the Agreement Date where an AHR Member did not also fund its then full pro rata share of such Additional Capital Contribution. This exclusion of such Additional Interests from the Purchased Company Interests is referred to in this Agreement as the “AHR Non-Funding Exception.” Section 2.2 Purchase Consideration. The aggregate consideration for the Purchased Company Interests (including for any membership interests and units of the Company held by Seller’s permitted transferees thereof) shall consist of (a) an amount in cash equal to (i) the Cash Consideration, less (ii) the First Extension Fee, if paid, less (iii) the Second Extension Fee, if paid, plus (b) the Equity Consideration, if any, plus (c) an amount in cash equal to the Supplemental Payment Amount, if any (collectively, the “Purchase Consideration”). Section 2.3 Withholding. Each of Buyer, Issuer and their respective Affiliates, and any of their agents, shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign law. If any amount is so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Seller.

9 Notwithstanding the foregoing, Buyer, Seller and Issuer agree that no withholding is required under current Legal Requirements if Seller provides a duly executed IRS Form W-9 under Section 7.3(j) hereof prior to the Closing. Section 2.4 Purchase Consideration Election. At least twenty (20) Business Days prior to Buyer’s anticipated Closing Date, Buyer shall deliver to Seller a written notice setting forth (a) the percentage that Buyer has elected as the Cash Allocation and (b) the resulting values and amounts constituting the Cash Consideration, the Cash Factor, the Equity Allocation and the Equity Consideration as calculated consistent with the illustrative formulas set forth on Schedule 1 hereto. Section 2.5 The Closing. Unless this Agreement is earlier terminated pursuant to Section 11.1, the closing of the purchase and sale of the Purchased Company Interests and the transactions relating thereto (the “Closing”) shall take place in person at a location agreeable to Buyer and Seller, or remotely via electronic or facsimile exchange of signature pages and documents, on a date designated by Buyer in a written notice delivered by Buyer to Seller after all of the closing conditions set forth in Section 7.2 shall have been satisfied or waived (other than those conditions that, by their nature, are to be satisfied at the Closing (but subject to the satisfaction or waiver thereof at or prior to the Closing)) (such notice, a “Closing Notice”); provided that the Closing shall take place no earlier than ten (10) Business Days (or if there will be Equity Consideration issued at the Closing, then no earlier than twenty (20) Business Days) following Buyer’s delivery of the Closing Notice, unless Buyer and Seller agree on an earlier date. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” The effective time of the Closing will be deemed to be 12:01 a.m. Pacific time on the Closing Date. Section 2.6 Payment and Issuance of the Purchase Consideration. At the Closing, and in addition to delivering its other required closing documents under Section 7.3 and Section 7.4: (a) Buyer shall deliver to Seller the Cash Consideration as well as (if any) the Supplemental Payment Amount, by wire transfer of immediately available funds to an account Seller designated in writing by Seller to Buyer at least two (2) Business Days prior to the Closing Date. (b) Issuer will deliver (or cause to be delivered) to Seller one or more certificates representing the Equity Consideration (if any). (c) Seller will deliver (or cause to be delivered) to Buyer the Purchased Company Interests (as evidenced by its execution and delivery of the Transfer Document). Section 2.7 Securities Act Exemption; Legend. (a) Any shares of Issuer Preferred Stock issuable pursuant to this Agreement are intended either (i) to be offered and sold by Issuer pursuant to one or more exemptions from registration under the Securities Act, including those under Regulation D of the Securities Act and the exemption from qualification under applicable state securities Legal Requirements, or (ii) when issued during the Second Extension Option, to be offered and sold by Issuer in a registered securities transaction under the Securities Act. If the issuance of Issuer Preferred Stock is not issued in a registered securities transaction under the Securities Act, then Seller shall assist Issuer as may be necessary to comply with the applicable securities Legal Requirements and blue sky laws relating to the transactions contemplated by this Agreement.

10 (b) Each certificate representing any Issuer Preferred Stock (or any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) issued or issuable to or held by Seller or its transferees in accordance with the terms hereof that is not issued in a registered securities transaction under the Securities Act shall bear the following legend (in addition to any other legends required by applicable Legal Requirements and Issuer’s organizational documents): THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT THEREFROM. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER Seller represents and warrants, as of the Agreement Date and the Closing Date, to each of Buyer and Issuer, as follows: Section 3.1 Organization, Power and Authorization. Seller is a limited liability company, duly organized, validly existing and in good standing under the Legal Requirements of Delaware. Seller is duly authorized to conduct business and is in good standing under the Legal Requirements of each jurisdiction where such qualification is required, except where the failure to have such qualification would not reasonably be expected to have a Material Adverse Effect on Seller. Seller has the power to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Seller has the requisite power and authority necessary to enter into, deliver and perform its obligations pursuant to each of the Transaction Documents to which it is a party and the LLC Agreement. Seller’s execution, delivery and performance of each Transaction Document to which it is a party has been duly authorized by Seller. Section 3.2 Binding Effect and Noncontravention. (a) Each of this Agreement and the other Transaction Documents to which Seller is a party has been, or to the extent such Transaction Documents are required by the terms of this Agreement to be delivered at Closing, will at or prior to Closing be, duly executed and delivered by Seller and, assuming due execution and delivery by each of the other parties thereto, constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity). (b) The execution, delivery and performance by Seller of this Agreement and of each other Transaction Document to which Seller is a party do not and will not (i) violate any Legal

11 Requirement to which Seller is subject or any provision of Seller’s operating agreement or the LLC Agreement, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which Seller is bound or to which any of Seller’s assets is subject, or (iii) result in the creation of any Lien on the Purchased Company Interests (but subject to the express terms and conditions set forth in the LLC Agreement), which in the case of clauses (i) and (ii) above, would reasonably be expected to have a Material Adverse Effect on Seller. Section 3.3 Brokers. Except for CS Capital Advisors, LLC (the fees of which are the sole responsibility of Seller), none of Seller or any of its Affiliates has retained any broker in connection with the transactions contemplated by this Agreement. Buyer and its Affiliates will not have any obligation to pay any broker’s, finder’s, investment banker’s, financial advisor’s fee or similar fee in connection with this Agreement or the transactions contemplated by this Agreement by reason of any action taken by or on behalf of Seller or its Affiliates. Section 3.4 Ownership; Capitalization. (a) Seller holds of record, owns beneficially, and has good and marketable title to the Purchased Company Interests, free and clear of all Liens but subject to the express terms and conditions set forth in the LLC Agreement. (b) As of the Agreement Date, Seller holds 24% of the issued and outstanding membership interests of the Company (represented by 186,632 units), and Seller does not hold any other such interests or units representing the same. Seller will transfer (or cause to be transferred) the Purchased Company Interests to Buyer at the Closing in exchange for the Purchase Consideration. The Purchased Company Interests constitute, and will at the Closing constitute, all of Seller’s and its permitted transferees’ membership interests and units in the Company, and neither Seller nor any of its permitted transferees will retain any membership interests and units in the Company after the Closing, other than in each case any Additional Interests acquired by Seller as a result of the AHR Non-Funding Exception. Other than the sale of the Purchased Company Interests to Buyer pursuant to this Agreement and as set forth in the LLC Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Seller to sell the Purchased Company Interests. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the Purchased Company Interests. Except as set forth in the LLC Agreement, there are no contractual obligations of the Company to repurchase, redeem or otherwise acquire any Purchased Company Interests. Seller has not received any written notice of default alleging that it is in default under the LLC Agreement, and to the Knowledge of Seller, Seller has complied in all material respects with the terms, conditions and restrictions of the LLC Agreement. Section 3.5 Additional Interests in the Company. Other than the sale of the Purchased Company Interests to Buyer pursuant to this Agreement and as set forth in the LLC Agreement, to the Knowledge of Seller, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell or otherwise cause to be outstanding any membership interests or other interests in the Company.

12 Section 3.6 Litigation. Seller (a) is not subject to any outstanding injunction, judgment, order or decree, and (b) is not a party to or, to the Knowledge of Seller, threatened to be made a party to, any proceeding, hearing, investigation, claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, in each case which would reasonably be expected to have a Material Adverse Effect on Seller. Section 3.7 Tax Matters. There are no liens for Taxes upon the Purchased Company Interests. Section 3.8 Bankruptcy. There has not been filed by or against Seller, or any corporation, partnership, limited liability company, or other entity with respect to which Seller is a principal shareholder, controlling person, general partner or managing member, as the case may be, a petition in bankruptcy or insolvency proceedings or for reorganization, or for the appointment of a receiver or trustee, nor has any corporation, partnership, limited liability company or other such entity made an assignment for the benefit of creditors or filed a petition for an arrangement or entered into an arrangement with creditors or admitted in writing the inability to pay its debts as they become due. Section 3.9 Securities Law Compliance. If there is Equity Consideration issued at the Closing, then: (a) Seller is acquiring the Issuer Preferred Stock for its own account and not with a view to the sale or other distribution of any part thereof without registration under the Securities Act or pursuant to an applicable exemption therefrom, nor with any present intention of selling or otherwise distributing the same, and Seller has no present agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the sale or other disposition thereof. (b) Seller has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Issuer Preferred Stock and the Issuer Common Stock issuable upon conversion thereof and is financially able to bear the risks thereof. Seller understands that the shares of Issuer Preferred Stock and Issuer Common Stock issuable upon conversion thereof will, upon issuance, be characterized as “restricted securities” under state and federal securities laws and that, pursuant to these laws, Seller must hold the Issuer Preferred Stock and Issuer Common Stock issuable upon conversion thereof indefinitely unless their offer and sale are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Subject to Issuer’s satisfaction of the closing conditions set forth in Section 7.2(f) whereby Issuer must have a registration statement under the Securities Act effective prior to the Closing that relates to, among other things, Issuer’s issuance of the Issuer Preferred Stock comprising the Equity Consideration if the Second Extension Option is exercised, Seller acknowledges that Issuer has no obligation to register the Issuer Preferred Stock and that although Issuer may have an obligation pursuant to the Common Stock Registration Rights Agreement to register or qualify for resale the shares of Issuer Common Stock issuable upon conversion of the Issuer Preferred Stock, such registration and/or qualification for resale may not be effective or available at the time that Seller or its permitted transferees seeks to resale such shares as permitted by the Common Stock Registration Agreement. Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the shares, and on requirements relating to Issuer which are outside of Seller’s control, and which Issuer is under no obligation, and may not be able, to satisfy.

13 Section 3.10 Disparity of Information. Seller acknowledges that (a) Buyer (whether in its capacity as sole manager of the Company or otherwise) and Issuer currently have, and will later come into possession of, information with respect to Issuer and its Subsidiaries (including, without limitation, the Company) that is not known to Seller and that may be material to a decision by Seller to sell the Purchased Company Interests and to receive the Purchase Consideration in exchange therefor, (b) Seller has determined to sell the Purchased Company Interests and to receive the Purchase Consideration notwithstanding its lack of knowledge of such information, and (c) subject to the following proviso, none of Buyer, Issuer or any of their Affiliates (including, without limitation, the Company) shall have any liability to Seller, and Seller waives and releases any claims, whether known or unknown, that it might have against them, whether under applicable securities laws or otherwise, with respect to the nondisclosure of such information in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing clause (c) does not limit Seller’s right to rely on or enforce the representations, warranties, covenants and agreements of Buyer and Issuer expressly contained in this Agreement, but subject to the terms, conditions and limitations herein. Section 3.11 No Other Representations and Warranties; Acknowledgement. (a) EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH SELLER OR ANY OF ITS AFFILIATES IS A PARTY, SELLER MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO ANY MATTERS, EVENTS, TRANSACTIONS, AGREEMENTS, ASSETS (INCLUDING THE REAL PROPERTY), EQUITY, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE), PROSPECTS, FUTURE EARNINGS OR PROFITABILITY, ACTS OR OMISSIONS OCCURRING OR IN EXISTENCE PRIOR TO THE CLOSING DATE, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, THE PHYSICAL CONDITION OR VALUE OF ANY OF THE COMPANY’S ASSETS OR PROPERTIES OR THE FUTURE RELATIONSHIP OF THE COMPANY WITH ANY CUSTOMER OR SUPPLIER, AND SELLER HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATION OR WARRANTY. (b) SELLER, ON BEHALF OF ITSELF AND ITS AFFILIATES, ACKNOWLEDGES AND AGREES THAT IN ENTERING INTO THIS AGREEMENT IT HAS NOT RELIED ON AND IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER WRITTEN OR ORAL, BY BUYER OR ISSUER, OR ANY PERSON ACTING ON BUYER’S OR ISSUER’S BEHALF, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND THAT IT WILL NOT HAVE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT ARISING OUT OF ANY REPRESENTATION AND WARRANTY UNLESS SUCH REPRESENTATION OR WARRANTY IS SET FORTH IN THIS AGREEMENT. ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER Except as disclosed or reflected in (a) the SEC Documents publicly available on EDGAR prior to the Agreement Date, and/or (b) the disclosure letter delivered by Buyer to Seller prior to the Agreement Date (the “Buyer Disclosure Letter”) (with the disclosures therein organized in sections corresponding to the sections of this Article 4, it being agreed that disclosure of any information in a particular section of the Buyer Disclosure Letter shall be deemed disclosure with respect to any other section to which the

14 relevance of such disclosure is reasonably apparent), Buyer hereby represents and warrants to Seller as of the Agreement Date and the Closing Date as follows: Section 4.1 Organization, Power and Authorization. Buyer is an entity duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it is organized. Buyer is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to have such qualification would not reasonably be expected to have a Material Adverse Effect on Buyer. Buyer has the requisite power to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Buyer has the requisite power and authority necessary to enter into, deliver and perform its obligations pursuant to each of the Transaction Documents to which it is a party. The execution, delivery and performance of the Transaction Documents by Buyer have been duly authorized by Buyer. Section 4.2 Binding Effect and Noncontravention. (a) Each of this Agreement and the other Transaction Documents to which Buyer is a party has been, or to the extent such Transaction Documents are required by this Agreement to be delivered at Closing, will at or prior to Closing be, duly executed and delivered by Buyer and, assuming due execution and delivery by each of the other parties thereto and constitute valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity). (b) The execution, delivery and performance by Buyer of this Agreement and of each other Transaction Document to which Buyer is a party do not and will not (i) violate any Legal Requirement to which Buyer is subject or the certificate of formation or limited liability company agreement of Buyer, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which Buyer is bound or to which the assets of Buyer is subject, (iii) result in the creation of any Lien on any assets of Buyer, or (iv) require any authorization, consent, approval, filing (other than filings in the normal course of business of Buyer), registration or notice by or to any Person, which, in any such case, would reasonably be expected to have a Material Adverse Effect on Buyer. Section 4.3 Brokers. None of Buyer or any of its Affiliates has retained any broker in connection with the transactions contemplated by this Agreement. Seller and its Affiliates will not have any obligation to pay any broker’s, finder’s, investment banker’s, financial advisor’s fee or similar fee in connection with this Agreement or the transactions contemplated by this Agreement by reason of any action taken by or on behalf of Buyer or its Affiliates. Section 4.4 Litigation. (a) Buyer (i) is not subject to any outstanding injunction, judgment, order or decree, and (ii) is not a party to or, to the Knowledge of Buyer, threatened to be made a party to, any proceeding, hearing, investigation, claim, legal action, suit, arbitration, governmental investigation or other legal or

15 administrative proceeding, in each case that would reasonably be expected to have a Material Adverse Effect on Buyer. (b) There is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the Knowledge of Buyer, threatened, against or affecting Buyer, that is reasonably expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by Buyer of its obligations hereunder. Section 4.5 Investigation; Reliance. Buyer has conducted, to its satisfaction, a review and analysis of the business, operations, assets and Liabilities of the Company and its Subsidiaries and acknowledges that (a) it has been provided access to the personnel, properties, and records of the Company and its Subsidiaries for such purpose, (b) it has had access to its full satisfaction to Seller, the Company and its Subsidiaries and their respective books and records, and employees and agents, and (c) it has had such opportunity to seek accounting, legal or other advice or information in connection with its entry into this Agreement and the other documents referred to herein, relating to the consummation of the transactions contemplated hereby and thereby, as it sees fit; provided, however, that nothing in this Section 4.5 or elsewhere in this Agreement will limit the rights of Buyer to rely on or enforce the representations, warranties, covenants and agreements of Seller and Guarantor contained in this Agreement. Section 4.6 Bankruptcy. There has not been filed by or against Buyer, or any corporation, partnership, limited liability company, or other entity with respect to which Buyer is a principal shareholder, controlling person, general partner or managing member, as the case may be, a petition in bankruptcy or insolvency proceedings or for reorganization, or for the appointment of a receiver or trustee, nor has any such corporation, partnership, limited liability company or other entity made an assignment for the benefit of creditors or filed a petition for an arrangement or entered into an arrangement with creditors or admitted in writing the inability to pay its debts as they become due. Section 4.7 No Other Representations and Warranties; Acknowledgement. (a) EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH BUYER IS A PARTY, BUYER MAKES NO ADDITIONAL REPRESENTATIONS OR WARRANTIES WITH RESPECT TO ANY MATTERS, EVENTS, TRANSACTIONS, AGREEMENTS, ASSETS (INCLUDING THE REAL PROPERTY), EQUITY, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE), PROSPECTS, FUTURE EARNINGS OR PROFITABILITY, ACTS OR OMISSIONS OCCURRING OR IN EXISTENCE PRIOR TO THE CLOSING DATE. (b) BUYER ACKNOWLEDGES AND AGREES THAT IN ENTERING INTO THIS AGREEMENT IT HAS NOT RELIED ON AND IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER WRITTEN OR ORAL, BY SELLER OR GUARANTOR OR ANY PERSON ACTING ON SELLER’S OR GUARANTOR’S BEHALF, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO THE EXTENT MADE BY SELLER OR GUARANTOR OR SUCH OTHER PERSON HEREIN OR THEREIN, AND THAT IT WILL NOT HAVE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT ARISING OUT OF ANY REPRESENTATION AND WARRANTY UNLESS SUCH REPRESENTATION OR

16 WARRANTY IS SET FORTH IN THIS AGREEMENT OR SUCH OTHER TRANSACTION DOCUMENT. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF ISSUER Subject to the following proviso, and except as disclosed or reflected in (a) the SEC Documents publicly available on EDGAR or (b) the disclosure letter delivered by Issuer to Seller prior to the Agreement Date, (the “Issuer Disclosure Letter”) (with the disclosures therein organized in sections corresponding to the sections of this ARTICLE 5, it being agreed that disclosure of any information in a particular section of the Issuer Disclosure Letter shall be deemed disclosure with respect to any other section to which the relevance of such disclosure is reasonably apparent), Issuer hereby represents and warrants to Seller, as of the Agreement Date and the Closing Date, as follows; provided, however, that if there is no Equity Consideration issued at the Closing, then the entirety of this ARTICLE 5 (other than Section 5.1, Section 5.2, Section 5.21 and Section 5.24) shall be of no force or effect: Section 5.1 Organization, Power and Authorization. Issuer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct business as described in the SEC Documents; and Issuer is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect on Issuer. Issuer has the requisite power and authority necessary to enter into, deliver and perform its obligations pursuant to each of the Transaction Documents to which it is a party. The execution, delivery and performance of the Transaction Documents by Issuer have been duly authorized by Issuer. Section 5.2 Binding Effect and Noncontravention. (a) Each of this Agreement and the other Transaction Documents to which Issuer is a party has been, or to the extent such Transaction Documents are required by this Agreement to be delivered at Closing, will at or prior to Closing be, duly executed and delivered by Issuer and, assuming due execution and delivery by each of the other parties hereto and constitute valid and binding obligations of Issuer, enforceable against Issuer in accordance with their terms except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity). (b) The execution, delivery and performance by Issuer of this Agreement and of each other Transaction Document to which Issuer is a party do not and will not (i) violate any Legal Requirement to which Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is subject or the Issuer Charter or bylaws of Issuer, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Issuer is a party or by which Issuer is bound or to which the assets of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is subject, (iii) result in the

17 creation of any Lien on any assets of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, or (iv) require any authorization, consent, approval, order, license, qualification, filing, registration or notice by or to any Person (including any Government Entity) (other than those in the normal course of business of Issuer or as required under the Common Stock Registration Rights Agreement, the Preferred Stock Registration Rights Agreement or applicable federal and state securities laws), except in the case of clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect on Issuer. Section 5.3 Issuer Capital Structure. The authorized capital stock of Issuer as of the Agreement Date consists of (a) 1,000,000,000 shares of Issuer Common Stock, $0.01 par value per share, of which (i) 200,000,000 shares have been designated Class T Common Stock, 19,552,856 of which were issued and outstanding as of the Agreement Date, and (ii) 800,000,000 shares have been designated Class I Common Stock, 46,673,320 of which were issued and outstanding as of the Agreement Date and (b) 200,000,000 shares of preferred stock, $0.01 par value per share, none of which is issued and outstanding as of the Agreement Date. Section 5.4 Valid Issuance of Equity Consideration. (a) The Issuer Preferred Stock, if and when issued and delivered to Seller at the Closing in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Transaction Documents, Issuer’s organizational documents (as may be amended, supplemented or amended and restated from time to time, and including any articles supplementary thereto (including the Issuer Articles Supplementary)) and applicable securities laws. When issued and delivered, the Issuer Preferred Stock will not be in violation of the preemptive or other similar rights of any securityholder of Issuer. (b) If there is any Issuer Preferred Stock issued at the Closing, then at the Closing, Issuer will have reserved a sufficient number of shares of Issuer Common Stock for issuance upon conversion of the Issuer Preferred Stock in accordance with Issuer’s organizational documents, and such shares of Issuer Common Stock, when and if so issued, will be validly issued, fully paid and nonassessable. Section 5.5 Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to a registration statement under the Securities Act or otherwise registered for sale by Issuer under the Securities Act as a result of this Agreement, other than the rights in the Common Stock Registration Rights Agreement, the Preferred Stock Registration Rights Agreement and those rights that have been disclosed in the Issuer Disclosure Letter and the SEC Documents. Section 5.6 REIT Status. From Issuer’s taxable year that ended December 31, 2016 and until the Closing Date, Issuer has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code, and its form of organization and its current and proposed method of operation as described in the SEC Documents will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

18 Section 5.7 Investment Company Act. Issuer is not, and after giving effect to the sale of the Issuer Preferred Stock (if there is any issued at the Closing) will not be, required to register as an “investment company” within the meaning of the 1940 Act. Section 5.8 Financial Statements. The consolidated financial statements of Issuer and the related notes thereto included or incorporated by reference in Issuer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in each of Issuer’s Quarterly Reports on Form 10-Q filed with the SEC since January 1, 2023 (collectively, the “Financial Statements”) present fairly in all material respects the consolidated financial position of Issuer and its consolidated subsidiaries (including AHR Operating Partnership) as of the dates indicated therein and the results of operations, stockholders’ equity and cash flows of Issuer and its consolidated subsidiaries for the periods specified therein, and all such financial statements were prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby; except in each case as may be expressly stated in the related notes thereto and except in the case of unaudited consolidated financial statements, which unaudited financial statements are subject to normal recurring year-end adjustments and may not contain certain footnotes as permitted by applicable rules of the SEC. Section 5.9 Undisclosed Liabilities. None of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Financial Statements to the extent required to be so reflected or reserved against in accordance with GAAP, except for (a) liabilities that have arisen since the last fiscal year end in the ordinary and usual course of business and are consistent with past practice and (b) liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Issuer or that are otherwise disclosed in or contemplated by the SEC Documents. Section 5.10 Taxes. (a) Issuer, each Qualified Issuer Subsidiary and, to the Knowledge of Issuer, each Trilogy Entity, has (i) duly and timely filed with the appropriate taxing authority all U.S. federal income tax returns and all other material Tax Returns required to be filed by them, and all such Tax Returns were and are correct and complete in all material respects, and (ii) duly and timely paid in full all amounts of Taxes shown by such Returns or otherwise assessed, which are due and payable, except (x) for such Taxes, if any, as are being contested in good faith and for which adequate reserves have been established or (y) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect on Issuer. (b) There are no audits, investigations or other proceedings pending or, to the knowledge of Issuer, threatened in writing, in each case, by any Government Entity with regard to any material Taxes or Tax Returns (each, a “Tax Action”) of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity. Issuer has not waived any statute of limitations with respect to the assessment of material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year, in each case, that is still in effect (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course). Issuer is not currently the beneficiary of any extension of time within which to file any material Tax Return that remains unfiled. Issuer has not entered into any “closing agreement” as described in Section 7121 of the Code (or any

19 corresponding or similar provision of state, local or foreign income Tax law) that could affect Issuer’s liability for Taxes for any taxable period ending after the Closing Date. Section 5.11 Litigation. (a) Excluding any Tax Actions, there is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the Knowledge of Issuer, threatened, against or affecting Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, that might result in a Material Adverse Effect on Issuer, or which might materially and adversely affect the respective assets of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, taken as a whole. Excluding any Tax Actions, the aggregate of all pending legal or governmental proceedings to which Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is a party or of which any of their respective properties or assets is the subject which are not described in the SEC Documents, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect on Issuer. (b) Excluding any Tax Actions, there is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the Knowledge of Issuer, threatened, against or affecting Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, that is reasonably expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by Issuer of its obligations hereunder. Section 5.12 Brokers. None of Issuer or any of its Affiliates has retained any broker in connection with the transactions contemplated by this Agreement. Seller and its Affiliates will not have any obligation to pay any broker’s, finder’s, investment banker’s, financial advisor’s fee or similar fee in connection with this Agreement or the transactions contemplated by this Agreement by reason of any action taken by or on behalf of Issuer or its Affiliates. Section 5.13 Investigation; Reliance. Issuer has conducted, to its satisfaction, a review and analysis of the business, operations, assets and Liabilities of the Trilogy Entities and acknowledges that, (a) it has been provided access to the personnel, properties, and records of the Trilogy Entities for such purpose, (b) it has had access to the Trilogy Entities and their respective books and records, and employees and agents, and (c) it has had such opportunity to seek accounting, legal or other advice or information in connection with its entry into this Agreement and the other documents referred to herein, relating to the consummation of the transactions contemplated hereby and thereby, as it sees fit; provided, however, that nothing in this Section 5.13 or elsewhere in this Agreement will limit the rights of Issuer to rely on or enforce the representations, warranties, covenants and agreements of Seller and Guarantor contained in this Agreement. Section 5.14 Bankruptcy. There has not been filed by or against Issuer, or any corporation, partnership, limited liability company, or other entity with respect to which Issuer is a principal shareholder, controlling person, general partner or managing member, as the case may be, a petition in bankruptcy or insolvency proceedings or for reorganization, or for the appointment of a receiver or trustee, nor has any corporation, partnership, limited liability company or other such entity made an assignment for the benefit of creditors or filed a petition for an arrangement or entered into an arrangement with creditors or admitted in writing the inability to pay its debts as they become due.

20 Section 5.15 Real Property. (a) Each of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, has good and marketable title to, or leasehold interest under a lease in, all real property owned or leased by it (each, a “Real Property,” and collectively, the “Real Properties”), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the SEC Documents or (ii) do not, singly or in the aggregate, materially affect the value of such Real Properties taken as a whole and do not interfere with the use made and proposed to be made of such Real Properties taken as a whole by Issuer, the Qualified Issuer Subsidiaries or, to the Knowledge of Issuer, the Trilogy Entities. Except as would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer, (A) each of the leases relating to a Real Property under which Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is a tenant is in full force and effect and no default or event of default has occurred under any such lease with respect to such Real Property, and none of Issuer, the Qualified Issuer Subsidiaries or, to the Knowledge of Issuer, the Trilogy Entities has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such lease, and (B) none of Issuer, the Qualified Issuer Subsidiaries or, to the Knowledge of Issuer, the Trilogy Entities has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity under any of the leases mentioned above, or affecting or questioning the rights of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity to the continued possession of the leased premises under any such lease. (b) Except as disclosed in the SEC Documents, (i) no tenant under any of the leases (each, a “Lease,” and collectively, the “Leases”) or joint venture partner in any of the joint ventures related to the Real Properties to which Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is a party has a right of first refusal or an option to purchase any Real Property, which, if exercised, would reasonably be expected to have a Material Adverse Effect on Issuer; (ii) each of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities has no knowledge that any Real Property fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such Real Property), except for such failures to comply that would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer; (iii) no mortgage or deed of trust encumbering any Real Property is convertible into ownership interests in Issuer, the Qualified Issuer Subsidiaries or, to the Knowledge of Issuer, the Trilogy Entities; and (iv) none of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, or to the Knowledge of Issuer, any lessee under a Lease, is in default under any of the Leases, and none of Issuer, the Qualified Issuer Subsidiaries or, to the Knowledge of Issuer, the Trilogy Entities, knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of the Leases, except in each case, for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer. Section 5.16 Intellectual Property. Issuer, each Qualified Issuer Subsidiary and, to the Knowledge of Issuer, each Trilogy Entity, owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where such failure to own, possess or

21 acquire such Intellectual Property would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer. Neither Issuer, nor any Qualified Issuer Subsidiary nor, to the Knowledge of Issuer, any Trilogy Entity, has received any written notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interest of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect on Issuer. Section 5.17 Insurance. Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, carry or are entitled to the benefits of insurance covering Issuer’s, each of the Qualified Issuer Subsidiaries’ and, to the Knowledge of Issuer, each of the Trilogy Entities’ respective properties, operations, personnel and businesses, including business interruption insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business. All such insurance is in full force and effect, except where the failure to be in effect would not reasonably expected to result in a Material Adverse Effect on Issuer or materially and adversely affect the properties or assets of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, taken as a whole. Section 5.18 Cybersecurity; Data Protection. Except as would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer, (a) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to Issuer’s, the Qualified Issuer Subsidiaries’ and, to the Knowledge of Issuer, each of the Trilogy Entities’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective operators, tenants, customers, employees, suppliers, vendors and any third-party data maintained, processed or stored by Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, and, to the Knowledge of Issuer, any such data processed or stored by third parties on behalf of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities), equipment or technology (collectively, “IT Systems and Data”), and (b) Issuer and its Subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, are presently in material compliance with all applicable Legal Requirements, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. Section 5.19 Compliance with Sanctions Laws. None of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity or director, officer, agent, employee, affiliate or representative of Issuer or any of its Subsidiaries is a Person that is currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), and Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, are not located, organized or resident in a country or territory where they are the subject of Sanctions; and Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy

22 Entities, will not directly or indirectly lend, contribute or otherwise make available any proceeds from this transaction to any Subsidiaries, joint-venture partners or other Person to fund any activities of or business with any Person that is, or in any country or territory where that Person is, at the time of such funding the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person affiliated with Issuer participating in the transactions contemplated hereby) of Sanctions. Section 5.20 Compliance with Securities Laws. Issuer has timely filed all SEC Documents required to be filed by it with the SEC under the Exchange Act since January 1, 2023. Such SEC Documents (a) as of the time they were filed (or if subsequently amended, when amended, and as of the date thereof), complied in all material respects with the requirements of the Exchange Act and (b) did not, at the time they were filed (or if subsequently amended or superseded by an amendment or other filing, then, on the date of such subsequent filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Section 5.21 Compliance with Anti-Money Laundering Laws. The operations of Issuer, the Qualified Issuer Subsidiaries and, to the Knowledge of Issuer, the Trilogy Entities, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money-laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Government Entity (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any Government Entity involving Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of Issuer, threatened. Section 5.22 Compliance with FCPA. None of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity or director, officer, agent, employee, affiliate or other Person acting on behalf of Issuer or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and Issuer and, to the Knowledge of Issuer, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. Section 5.23 No Violations. Issuer is not in violation of the Issuer Charter or of its bylaws. Issuer is not (a) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, is a party or by which it or any of them may be bound or to which any of the properties or assets of Issuer or any Subsidiary is subject, except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer, or (b) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental

23 body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, or any of the respective properties, assets or operations of Issuer, any Qualified Issuer Subsidiary or, to the Knowledge of Issuer, any Trilogy Entity, except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect on Issuer. Section 5.24 No Other Representations and Warranties; Acknowledgement. (a) EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH ISSUER IS A PARTY, ISSUER MAKES NO ADDITIONAL REPRESENTATIONS OR WARRANTIES WITH RESPECT TO ANY MATTERS, EVENTS, TRANSACTIONS, AGREEMENTS, ASSETS (INCLUDING THE REAL PROPERTY), EQUITY, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE), PROSPECTS, FUTURE EARNINGS OR PROFITABILITY, ACTS OR OMISSIONS OCCURRING OR IN EXISTENCE PRIOR TO THE CLOSING DATE. (b) ISSUER ACKNOWLEDGES AND AGREES THAT IN ENTERING INTO THIS AGREEMENT IT HAS NOT RELIED ON AND IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER WRITTEN OR ORAL, BY SELLER OR GUARANTOR OR ANY PERSON ACTING ON SELLER’S OR GUARANTOR’S BEHALF, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO THE EXTENT MADE BY SELLER OR GUARANTOR OR SUCH OTHER PERSON HEREIN OR THEREIN, AND THAT IT WILL NOT HAVE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT ARISING OUT OF ANY REPRESENTATION AND WARRANTY UNLESS SUCH REPRESENTATION OR WARRANTY IS SET FORTH IN THIS AGREEMENT OR SUCH OTHER TRANSACTION DOCUMENT. ARTICLE 6 COVENANTS Section 6.1 Issuer Actions Affecting the Issuer Preferred Stock. Subject to the following provisos, until the Closing, without the prior written consent of Seller, Issuer shall not, take any of the following actions: (a) authorize, create or issue any class or series of equity securities ranking senior to the Issuer Preferred Stock as to dividend rights or liquidation rights or reclassify any authorized equity securities of Issuer that were not previously so senior into any such senior equity securities, or authorize, create or issue any obligation or security convertible into such senior equity securities; (b) amend, alter or repeal the provisions of the Issuer Charter, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Issuer Preferred Stock (provided, however, that any creation or issuance of, or increase in the amount of, any class or series of Issuer’s equity securities ranking on parity with or junior to the Issuer Preferred Stock as to dividend rights and/or as to distribution rights upon Issuer’s liquidation, dissolution or winding up shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Issuer Preferred Stock); or (c) agree or commit to do any of the foregoing; provided, however, that if there will be no Equity Consideration issued at the Closing, then this Section 6.1 shall be of no force or effect.

24 Section 6.2 No Direct or Indirect Transfers of Purchased Company Interests. (a) Without the prior written consent of Buyer, Seller shall not, and shall cause its Affiliates not to, directly or indirectly take any of the following actions: (i) subject to the following proviso, sell, lease, license or otherwise dispose of or Transfer (as defined in the LLC Agreement) any Purchased Company Interests or any rights to or interests in (economic or otherwise) any Purchased Company Interests; (ii) create or otherwise incur any Lien on any Purchased Company Interests; or (iii) agree or commit to do any of the foregoing; provided, however, that notwithstanding the foregoing clause (i), (x) Seller may Transfer the Purchased Company Interests (or any rights to or interests in (economic or otherwise) any Purchased Company Interests) to NorthStar Parent, Guarantor or any wholly- owned Subsidiary of Guarantor so long as such transferee executes a joinder to this Agreement, and (y) Buyer’s consent shall not be required in connection with “Permitted Transfers” under Section 6.01(b)(i) of the LLC Agreement so long as the Purchased Company Interests are not all or substantially all of the assets of NorthStar Parent or Guarantor and such Transfer is not intended to circumvent clause (i); provided that (A) in each case of the foregoing clauses (x) and (y), such Transfer will not otherwise affect the rights and obligations of Seller under this Agreement, and (B) in the case of the foregoing clause (x), such Transfer must nevertheless comply with Section 6.2(b). (b) Seller acknowledges and agrees that Buyer may require any acquiror or other transferee pursuant to the foregoing 0 (other than a transferee in accordance with clause (y) of 0), as a condition precedent to such transaction, to execute a joinder to this Agreement pursuant to which such acquiror or transferee expressly agrees to be bound by all obligations, covenants, restrictions and agreements of Seller herein, it being understood that Seller shall remain jointly and severally liable with such acquiror or transferee for such obligations, covenants, restrictions and agreements. Seller further acknowledges and agrees that Guarantor’s guaranty in ARTICLE 10 shall apply to any such acquiror’s or transferee’s obligations in the same manner that such guaranty applies to Seller’s obligations herein and that such guaranty will continue in full force and effect in accordance with the terms of ARTICLE 10 for both Seller and such acquiror or transferee. Section 6.3 Forced-Sale Standstill. Without the prior written consent of Buyer, Seller shall not, and shall cause its Affiliates not to, exercise or seek to enforce any right under Article Thirteen of the LLC Agreement during the term of this Agreement. Section 6.4 Further Assurances. Each of Issuer, Buyer and Seller will take such further actions (including the execution and delivery of such further instruments and documents at the expense of the requesting party) as any other party may reasonably request to carry out the purposes of this Agreement provided such actions do not increase the liability or decrease the rights of Issuer, Buyer or Seller, as applicable, in any material respect. Section 6.5 Post-Closing Financial Information. Buyer agrees to deliver to Seller (promptly after their becoming available to the members of the Company but in no event later than thirty (30) calendar days prior to the date by which such financial statements are required by NorthStar Parent to be filed with the SEC) a copy of the financial statements of the Company for the periods, either unaudited or audited, in each case as required by Regulation S-X, Rule 3-09; provided that if such audited financial statements are required, then Seller shall bear all incremental, third-party documented and reasonably incurred costs and expenses, if any, incurred by Issuer and its Subsidiaries in connection with their obtaining audited financial statements for the Company under this Section 6.5 (but which costs and

25 expenses to be borne by Seller shall not include those associated with Issuer and/or its Subsidiaries obtaining the audited financial statements of Trilogy Investors, LLC). Section 6.6 Certain Taxes and Fees. Any real property transfer or gains, sales, use, transfer, value added, stock transfer, and stamp Taxes, any transfer, recording, registration, and other fees, and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement (“Transfer Taxes”) will be paid 50% by Seller and 50% by Buyer, and the Company will file all Tax Returns relating to such Transfer Taxes. Each of Seller, Issuer and Buyer will reasonably cooperate with each other and execute and deliver all instruments and certificates necessary to enable the Company to comply with the foregoing. Section 6.7 Confidentiality. Each of the parties hereto acknowledges and agrees that the Confidentiality Agreement will remain in full force and effect after the Closing in accordance with the terms thereof, except that the term in Section 14 thereof is hereby amended to extend until the two (2) year anniversary of the Closing or of the termination of this Agreement. In addition to and not in lieu of the confidentiality obligations in the Confidentiality Agreement, each of the parties hereto further acknowledges and agrees that the confidentiality obligations set forth in Article Eleven of the LLC Agreement remain in full force and effect following the Closing in accordance with the terms of the LLC Agreement. Section 6.8 Continued Entitlement to Distributions. After the Agreement Date and until the Closing Date, but subject to Section 6.9(c), Seller will continue to receive its Pro Rata Share of all distributions when, as and if paid to the members of the Company under Article Four of the LLC Agreement. Seller will however have no entitlement to receive any such distributions (or any payments in respect thereof) paid by the Company after the Closing Date. Section 6.9 Release and Covenant Not to Sue. (a) Subject to Section 6.3, Section 6.9(b) and Section 6.9(c), each of the parties hereto acknowledge and agree that the rights and obligations under the LLC Agreement shall remain in full force and effect until the Closing Date. (b) Seller, on behalf of itself and its Affiliates and its and their heirs, legal representatives, predecessors and successors (including those by merger) and assigns, hereby releases, acquits and forever discharges, to the fullest extent permitted by law, the Company and its Affiliates (including, for the avoidance of doubt, Buyer and Issuer) and each of their respective past, present or future directors, officers, employees, incorporators, members, managers, partners, stockholders, Affiliates, agents, attorneys or representatives or any successor or assign thereof (each, a “Releasee”) of, from and against any and all actions, causes of action, claims, demands, damages, judgments, debts, dues and suits of every kind, nature and description whatsoever (each, a “Claim”) which Seller or its Affiliates or any of their respective heirs, legal representatives, predecessors and successors (including those by merger) or assigns ever had or now has about which Seller knows or reasonably should have known on or prior to the Agreement Date (including, without limitation, after taking into account matters disclosed and made reasonably apparent to the board of directors of Trilogy Investors, LLC) arising out of or relating to the Company and its Subsidiaries (including, without limitation, arising out of or relating to Seller’s ownership thereof or the actions or inactions of any member therein or manager thereof) (collectively, the

26 “Released Claims”). Seller further agrees not to, and agrees to cause its Affiliates not to, assert any Released Claims against any Releasee. (c) In addition to and not in lieu of the release of Released Claims pursuant to Section 6.9(b), Seller, on behalf of itself and its Affiliates and its and their heirs, legal representatives, predecessors and successors (including those by merger) and assigns, hereby agrees not to assert any Claim against any Releasee arising out of or relating to the Company’s obligations to distribute Available Cash under Article Four of the LLC Agreement during the term of this Agreement; provided that such distributions are in accordance with past practice and Buyer in good faith believes such distributions are in accordance with the LLC Agreement, including but not limited to the Approved Business Plan. In addition, if between the Agreement Date and the Closing Date the Manager calls for an Additional Capital Contribution in accordance with Section 3.03 or Section 3.04 of the LLC Agreement, the Buyer (in its capacity as Manager of the Company) shall cause Available Cash to be funded to the members of the Company in an amount sufficient to fund such Additional Capital Contribution, if Seller directs Manager in writing that it has elected to fund such Additional Capital Contribution and desires the Available Cash to do so. Furthermore, in the event that Manager elects to fund acquisitions (other than purchase options in accordance with the terms of the existing lease or development joint ventures) at the Company or any of its subsidiaries with equity during the term of this Agreement, then the amount of equity so funded shall reduce amounts available to be called in accordance with Section 3.03(i) of the LLC Agreement for “Identified Initiatives” as set forth in the Approved Business Plan (but not to less than zero). For the avoidance of doubt, nothing in this Section 6.9(c) shall in any way modify the rights and the obligations of the members of the Company during the term of this Agreement, including but not limited to under Section 3.03 or Section 3.04 of the LLC Agreement or Article Four of the LLC Agreement, and Seller’s agreement not to assert any Claims during the term of this Agreement arising out of or relating to distributions of Available Cash under Article Four of the LLC Agreement herein shall not be deemed a waiver of any Claims thereunder. (d) Seller understands and agrees that the Released Claims include known and may also include unknown claims. Seller has read and understands Section 1542 of the California Civil Code, which reads as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECTS TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Seller hereby expressly waives all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction. Section 6.10 Continuing Obligations. The rights of each Seller and its Affiliates to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of Seller or its Affiliates to be indemnified under this Agreement. Notwithstanding anything to the contrary set forth herein, the rights of Seller and its Affiliates and the obligations of the Company to indemnify Seller or its Affiliates under the LLC Agreement and in connection with any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Seller or its Affiliates by a third party in connection with the LLC Agreement or Seller’s ownership interest in the Company, shall remain in full force and effect following the Closing Date consistent with, and in accordance with the terms of, Section 5.04(b) of the LLC Agreement.

27 ARTICLE 7 CONDITIONS TO CLOSING; CLOSING DOCUMENTS Section 7.1 Conditions to the Obligations of Buyer and Issuer. Subject in all cases to Buyer’s right to terminate this Agreement under Section 11.2(a), the obligations of Buyer and Issuer to consummate, or cause to be consummated, the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions at or prior to the Closing, any one or more of which may be waived in writing by Buyer and Issuer: (a) Seller shall have performed in all material respects all of its obligations hereunder and complied in all material respects with all of its covenants hereunder, in each case required to be performed or complied with by it at or prior to the Closing. (b) No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal prohibition shall be in effect, and no Legal Requirement shall have been enacted, entered, promulgated, enforced or deemed applicable by any Government Entity that, in any case, prohibits or makes illegal the consummation of the transactions contemplated herein. Section 7.2 Conditions to the Obligations of Seller. The obligations of Seller to consummate, or cause to be consummated, the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions at or prior to the Closing, any one or more of which may be waived in writing by Seller (provided, however, that if there is no Equity Consideration issued at the Closing, then the conditions in Section 7.2(b), Section 7.2(c), Section 7.2(d), Section 7.2(e) and Section 7.2(f) shall be of no force or effect): (a) Buyer and Issuer shall have performed, in all material respects, all of their obligations hereunder and complied in all material respects with all of their covenants hereunder, in each case required to be performed or complied with by them at or prior to the Closing. (b) Issuer and/or its Subsidiaries shall have received, in the aggregate, at least $200,000,000 of net proceeds pursuant to any one or more of the following transactions: (i) one or more equity offering(s) (including any Qualifying IPO) consummated by Issuer and/or the AHR Operating Partnership following the Agreement Date; and/or (ii) one or more sale(s) of its or their assets after October 20, 2023, it being understood that any assumption of debt in such sale will be counted as part of the net proceeds thereof; provided, however, that for purposes of this clause (ii), only proceeds from asset sales other than those set forth on Schedule 2 shall be counted for purposes of determining whether the condition in this Section 7.2(b) has been satisfied. (c) The Issuer Common Stock has been listed on a National Securities Exchange. (d) No Material Adverse Effect on Issuer, excluding the Trilogy Entities, has occurred and is continuing. (e) The representations and warranties of Issuer in ARTICLE 5 are true and correct as of the Closing Date as though made on and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects

28 as of that specified date), except where the failure of such representations and warranties to be true and correct has not had, or would not be reasonably expected to have, either individually or the in the aggregate, a Material Adverse Effect on Issuer. (f) If Buyer has exercised the Second Extension Option and there is Equity Consideration issued at the Closing, then Issuer must (i) have a registration statement under the Securities Act effective prior to the Closing that relates to, among other things, Issuer’s issuance of the Issuer Preferred Stock comprising the Equity Consideration and (ii) issue any such Issuer Preferred Stock at the Closing pursuant to such registration statement. (g) No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any court of competent jurisdiction or other legal prohibition shall be in effect, and no Legal Requirement shall have been enacted, entered, promulgated, enforced or deemed applicable by any Government Entity that, in any case, prohibits or makes illegal the consummation of the transactions contemplated herein. Section 7.3 Seller’s Closing Documents. At the Closing and in addition to its required actions under Section 2.6, Seller will deliver to Buyer (duly executed as appropriate) the following documents: (a) an Assignment and Assumption of Membership Interests, in the form attached hereto as Exhibit B, which evidences the transfer of the Purchased Company Interests from Seller to Buyer (the “Transfer Document”); (b) certificates (dated as of the most recent practicable date) as to the good standing of (i) Seller in the State of Delaware and (ii) Guarantor in the State of Delaware; (c) a certificate dated the Closing Date from Seller, signed by the secretary thereof, certifying (i) that resolutions in the form attached to the certificate have been duly adopted by Seller’s board of managers or similar governing body authorizing the execution of the Transaction Documents to which it is a party, and (ii) the authenticity of attached copies of the certificate of formation and good standing certificate of Seller from the State of Delaware; (d) a certificate dated the Closing Date from Guarantor, signed by an officer thereof, certifying that resolutions in the form attached to the certificate have been duly adopted by the general partner of Guarantor as well as by NorthStar Parent’s board of directors, in each case authorizing the execution of this Agreement by Guarantor and Seller; (e) a certificate dated the Closing Date from Seller, signed by an officer thereof, certifying as to the matters set forth in Section 7.1(a); (f) all releases, consents, approvals and notices required to be obtained from or made to any Person in connection with the transactions contemplated by this Agreement, including, without limitation, evidence of the release of all Liens (other than Permitted Liens) on the Purchased Company Interests, if any; (g) if there is Equity Consideration issued at the Closing, an executed counterpart of the Ownership Limit Waiver dated as of the Closing Date in the form attached hereto as Exhibit C (the “Ownership Waiver”);

29 (h) if there is Equity Consideration issued at the Closing, an executed counterpart of the Registration Rights Agreement dated as of the Closing Date relating to the Issuer Preferred Stock in the form attached hereto as Exhibit D (the “Preferred Stock Registration Rights Agreement”); (i) a written resignation (dated as of even date herewith) of Nicholas Balzo (or his successor, if applicable) from his position as a member of the board of directors of Trilogy Investors, LLC; (j) an IRS Form W-9 duly executed by Seller and upon which Buyer and Issuer may rely to avoid any withholding Tax from the payment of the Purchase Consideration and any other amounts payable hereunder from time to time; (k) if there is Equity Consideration issued at the Closing, an executed counterpart of the Registration Rights Agreement dated as of the Closing Date relating to the Issuer Common Stock in the form attached hereto as Exhibit E (the “Common Stock Registration Rights Agreement”); (l) a release from Seller, signed by an officer thereof, effective as of the Closing Date, in the form of Exhibit F (the “Seller Release”); (m) if there is Equity Consideration issued at the Closing, an executed counterpart of the Put Rights Letter Agreement dated as of the Closing Date in the form attached hereto as Exhibit G (the “Put Rights Letter Agreement”); and (n) such other documents, certificates or instruments as Buyer may reasonably request. Section 7.4 Buyer’s and Issuer’s Closing Documents. At the Closing and in addition to its required actions under Section 2.6, Buyer and Issuer will deliver to Seller (duly executed as appropriate) the following: (a) certificates (dated as of the most recent practicable date) as to the good standing of (i) Buyer in the State of Delaware and (ii) Issuer in the State of Maryland; (b) a certificate dated the Closing Date from Buyer, signed by an officer thereof, certifying (i) that resolutions in the form attached to the certificate have been duly adopted by Buyer’s board of managers or similar governing body authorizing the execution of this Agreement and the other Transaction Documents to which it is a party, and (ii) the authenticity of attached copies of the certificate of formation and good standing certificate of Buyer from the State of Delaware; (c) a certificate dated the Closing Date from Issuer, signed by an officer thereof, certifying (i) that the resolutions in the form attached to the certificate have been duly adopted by Issuer’s board of directors authorizing the execution of this Agreement and the other Transaction Documents to which it is a party, and (ii) the authenticity of attached copies of the Issuer Charter (including the Issuer Articles Supplementary, if there will be Equity Consideration issued at the Closing), bylaws and good standing certificate of Issuer from the State of Maryland; (d) a certificate dated the Closing Date from Buyer and Issuer, signed by officers thereof, certifying as to the matters set forth in Section 7.2(a) and, if there is any Equity Consideration

30 issued at the Closing, as to those matters set forth in Section 7.2(b), Section 7.2(c), Section 7.2(d), Section 7.2(e) and Section 7.2(f); (e) the opinion of counsel, dated as of the Closing Date, opining as to the Delaware law and other matters with respect to Buyer substantially in the form attached hereto as Exhibit H (it being understood that such opinion will be subject to customary exceptions, assumptions and qualifications based on customary representations contained in an officer’s certificate to be executed by Buyer and delivered to such counsel); (f) if there will be Equity Consideration issued at the Closing, the opinion of counsel, dated as of the Closing Date, opining as to the matters with respect to Issuer substantially in the form attached hereto as Exhibit I (it being understood that such opinion will be subject to customary exceptions, assumptions and qualifications based on customary representations contained in an officer’s certificate to be executed by Issuer and delivered to such counsel); (g) if there will be Equity Consideration issued at the Closing, the opinion of counsel, dated as of the Closing Date, opining as to the Maryland law matters with respect to Issuer substantially in the form attached hereto as Exhibit J (it being understood that such opinion will be subject to customary exceptions, assumptions and qualifications based on customary representations contained in an officer’s certificate to be executed by Issuer and delivered to such counsel); (h) if there will be Equity Consideration issued at the Closing, an opinion of counsel, dated as of the Closing Date, opining as to the matters with respect to Issuer substantially in the form attached hereto as Exhibit K (it being understood that such opinion will be subject to customary exceptions, assumptions and qualifications based on customary representations contained in an officer’s certificate to be executed by Issuer and delivered to such counsel); (i) an executed counterpart of the Transfer Document; (j) if there will be Equity Consideration issued at the Closing, an executed counterpart of the Ownership Waiver; (k) if there will be Equity Consideration issued at the Closing, an executed counterpart of the Common Stock Registration Rights Agreement; (l) if there will be Equity Consideration issued at the Closing, an executed counterpart of the Preferred Stock Registration Rights Agreement; (m) if there will be Equity Consideration issued at the Closing, an executed counterpart of the Put Rights Letter Agreement; and (n) such other documents, certificates or instruments as Seller may reasonably request.

31 ARTICLE 8 SURVIVAL AND INDEMNIFICATION Section 8.1 Survival. (a) All of the representations and warranties of Seller contained in ARTICLE 3 of this Agreement will survive the Closing and continue in full force and effect for a period of twelve (12) months thereafter, except that the Fundamental Representations and Warranties of Seller and claims based on fraud will survive for sixty (60) days beyond the expiration of the applicable statute of limitations (including any extension thereto) and thereupon expire. (b) All of the representations and warranties of Buyer and Issuer contained in ARTICLE 4 and ARTICLE 5 (but in respect of Issuer, subject to the proviso in the preamble of ARTICLE 5), respectively, of this Agreement will survive the Closing and continue in full force and effect for a period of twelve (12) months thereafter, except that all Fundamental Representations and Warranties of Buyer, all Fundamental Representations and Warranties of Issuer and claims based on fraud on the part of Buyer and Issuer will survive for sixty (60) days beyond the expiration of the applicable statute of limitations (including any extension thereto) and thereupon expire. (c) The covenants and agreements of the parties contained in this Agreement will not survive the Closing unless specifically stated herein to survive the Closing and then only for the period so stated, except that the following provisions, subject to their substance and intent, together with any relevant definitions set forth herein, shall survive the Closing for the following survival periods: (i) Section 6.4 (Further Assurances), one (1) year from the Closing; (ii) Section 6.5 (Post-Closing Financial Information), indefinitely; (iii) Section 6.6 (Certain Taxes and Fees), indefinitely; (iv) Section 6.7 (Confidentiality), indefinitely; (v) Section 6.9 (Release and Covenant Not to Sue), indefinitely; (vi) Section 6.10 (Continuing Obligations), indefinitely; (vii) ARTICLE 8 (Survival and Indemnification), indefinitely; (viii) ARTICLE 9 (Certain Tax Matters), indefinitely; (ix) ARTICLE 10 (Guaranty), indefinitely; and (x) ARTICLE 12 (Miscellaneous), indefinitely. (d) Notwithstanding anything to the contrary in this Section 8.1, if notice of any claimed breach of a representation, warranty, covenant or agreement is given on or prior to the expiration of the applicable survival period, and an action is commenced with respect thereto no later than sixty (60) days after notice of such claim is made, and such action is diligently and expeditiously prosecuted, then such representation, warranty, covenant or agreement will continue to survive until such matter is resolved. If an action is not commenced within such sixty (60) day period or such action is not diligently and expeditiously prosecuted, then the right to pursue such claim shall terminate. Section 8.2 Indemnification Obligations of Seller. (a) General. Seller will indemnify, defend and hold harmless each of Buyer, Issuer and their respective Affiliates (including the Company and its Subsidiaries) and their respective officers, managers, directors, governors, employees, agents and representatives after the Closing Date (collectively, the “Buyer Indemnitees”) from and against any Damages that any of Buyer Indemnitees incurs as a result of, without duplication, (i) the breach of any of the representations and warranties made by Seller in this

32 Agreement, and (ii) the breach of any covenant made by Seller in this Agreement that is expressly stated to survive the Closing. (b) Exclusions to Representations, Warranties and Indemnification. Notwithstanding anything to the contrary set forth herein, (i) the representations and warranties of Seller set forth herein and in each of the other Transaction Documents are qualified in all respects by the Knowledge of Buyer and Issuer as of the Agreement Date and (ii) Buyer and Issuer shall not be permitted to make a claim, and each of them hereby releases any claim, for a breach of a representation or warranty of Seller set forth herein or in any Transaction Document or for indemnification (whether due to a Third Party Claim or otherwise) if Buyer and/or Issuer had Knowledge or should have had knowledge that such representation or warranty was untrue when made. Section 8.3 Indemnification Obligations of Buyer and Issuer. (a) General. Buyer and Issuer will indemnify, defend and hold harmless Seller, its Affiliates and its respective officers, directors, employees, agents, heirs and representatives after the Closing Date (collectively, the “Seller Indemnitees”) from and against any Damages that any of the Seller Indemnitees incur as a result of, without duplication: (i) the breach of any of the representations and warranties made by Buyer and Issuer in this Agreement, and (ii) the breach of any covenant made by Buyer and/or Issuer in this Agreement that is expressly stated to survive the Closing. (b) Exclusions to Representations, Warranties and Indemnification. Notwithstanding anything to the contrary set forth herein, (i) the representations and warranties of Buyer and Issuer set forth herein and in each of the other Transaction Documents are qualified in all respects by the Knowledge of Seller as of the Agreement Date and (ii) Seller shall not be permitted to make a claim, and hereby releases any claim, for a breach of a representation or warranty of Buyer or Issuer set forth herein or in any Transaction Document or for indemnification (whether due to a Third Party Claim or otherwise) if Seller had Knowledge or should have had knowledge that such representation or warranty was untrue when made. For the avoidance of doubt, for purposes of this Section 8.3(b), Seller shall be deemed to have Knowledge of all matters disclosed and reasonably apparent to the board of directors of Trilogy Investors, LLC. Section 8.4 Third Party Claims. Subject to Section 8.4(c): (a) Notice. If any third party notifies any Indemnified Party of any matter that may give rise to a claim by such Indemnified Party for indemnification pursuant to Section 8.2 or Section 8.3 (a “Third Party Claim”), such Indemnified Party must give the Indemnifying Party from whom indemnification is sought written notice of such Indemnified Party’s claim for indemnification promptly after the Indemnified Party receives written notice of such Third Party Claim; provided, however, that the failure of any Indemnified Party to give timely notice will not affect any rights to indemnification hereunder except to the extent that the Indemnifying Party is actually prejudiced by such failure. (b) Control of Defense; Settlement. An Indemnifying Party, at its, his or her option, may defend the Indemnified Party against any Third Party Claim so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within thirty (30) days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will defend the Indemnified Party against any Third Party Claim pursuant to Section 8.2 or Section 8.3 (subject to the limitations set forth in Section

33 8.5), (ii) the Indemnifying Party is not a party to the Third Party Claim such that the Indemnifying Party determines in good faith that joint representation would be inappropriate, and (iii) the Indemnifying Party diligently defends the Third Party Claim. If the Indemnifying Party defends against the Third Party Claim, the Indemnified Party may participate in the defense and engage counsel of its choice for such purpose; provided that such engagement will be at the Indemnified Party’s own expense. The Indemnifying Party may control and defend such Third Party Claim while reserving its right to challenge the indemnification obligations of the Indemnifying Party set forth in this Agreement with respect to such Third Party Claim, and if the Indemnifying Party determines that it is not obligated to indemnify the Indemnified Party hereunder, the Indemnifying Party may turn over the defense of such Third Party Claim to the Indemnified Parties, but all costs and expenses incurred by Indemnifying Party prior thereto will be reimbursed by the Indemnified Party with respect to such Third Party Claim. The Indemnifying Party may not consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim without the prior written consent of the Indemnified Party (such consent not to be withheld unreasonably); provided that no such consent will be required if (A) there is no finding or admission of any violation of Legal Requirements by the Indemnified Party, (B) the sole relief provided is monetary Damages that are paid in full by the Indemnifying Party, and (C) with respect to any settlement, there is a full release of the Indemnified Party. If any of the conditions in clauses (i)-(iii) above is or becomes unsatisfied, the Indemnified Party may defend against the Third Party Claim and the Indemnifying Party will be responsible for any Damages the Indemnified Party may suffer as a result of the Third Party Claim to the extent provided in this ARTICLE 8; provided that if the Indemnifying Party agrees that the full amount of Damages related to such Third Party Claim will be paid by the Indemnifying Party, then the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim without the prior written consent of the Indemnifying Party (such consent not to be withheld unreasonably). (c) Tax Claims. Notwithstanding the foregoing or anything to the contrary in this Agreement, this Section 8.4 shall not apply to any action, suit, investigation or audit with respect to Taxes of the Company (a “Tax Claim”), and any such Tax Claim shall instead be governed by the terms of the LLC Agreement. Section 8.5 Limitations and Other Indemnification Matters. (a) Seller will have no obligation for any Damages of the Buyer Indemnitees or to indemnify the Buyer Indemnitees from and against any of their Damages resulting from any breach of any representation or warranty made by Seller in this Agreement until the total of all such Damages exceeds $1,950,000 in the aggregate (the “Basket Amount”) (it being understood that if the total amount of such Damages exceeds the Basket Amount, then the Buyer Indemnitees shall be entitled to be indemnified against and compensated and reimbursed only for such Damages in excess of the Basket Amount, subject to the Cap Amount). Subject to the following sentence, the maximum amount of indemnification payments and any other payments that the Buyer Indemnitees will be entitled to receive from Seller for Damages resulting from any claim made by any Buyer Indemnitees against Seller pursuant to this Agreement (including, without limitation, for breach of any representation or warranty made by Seller in this Agreement, and including indemnification under Section 8.2(a)(ii)) will be $19,500,000 in the aggregate (the “Cap Amount”). The foregoing Basket Amount and Cap Amount will not however apply to (i) any breach by Seller of the Fundamental Representations and Warranties of Seller, (ii) any breach by Seller of its obligations under Section 2.1(a) hereof, or (iii) claims based on fraud; provided, however, that the maximum amount of indemnification payments of Seller for Damages resulting from a breach of

34 the Fundamental Representations and Warranties of Seller and fraud will be an aggregate amount equal to the Notional Value. (b) Neither Buyer nor Issuer will have any obligation for any Damages of the Seller Indemnitees or to indemnify the Seller Indemnitees from and against any of their Damages resulting from any breach of any representation or warranty made by Buyer and/or Issuer in this Agreement until the total of all such Damages exceeds the Basket Amount (it being understood that if the total amount of such Damages exceeds the Basket Amount, then the Seller Indemnitees shall be entitled to be indemnified against and compensated and reimbursed only for such Damages in excess of the Basket Amount, subject to the Cap Amount). Subject to the following sentence, the maximum amount of indemnification payments and any other payments that the Seller Indemnitees will be entitled to receive from Buyer and Issuer for Damages resulting from any claim made by any Seller Indemnitees against Buyer and Issuer pursuant to this Agreement (including, without limitation, for breach of any representation or warranty made by Buyer and/or Issuer in this Agreement, and including indemnification under Section 8.3(a)(ii)) will be the Cap Amount. The foregoing Basket Amount and the Cap Amount will not however apply to (i) any breach by Buyer and/or Issuer of the Fundamental Representations and Warranties of Buyer and of the Fundamental Representations and Warranties of Issuer, respectively, or (ii) claims based on fraud on the part of Buyer and/or Issuer; provided, however, that the maximum aggregate amount of indemnification payments of Buyer and Issuer for Damages resulting from a breach of the Fundamental Representations and Warranties of Buyer and of the Fundamental Representations and Warranties of Issuer, respectively, and fraud on the part of Buyer and/or Issuer will be an aggregate amount equal to the Notional Value. Section 8.6 Characterization of Indemnity Payments. Any indemnification payments made pursuant to this Agreement will be treated for all Tax purposes as an adjustment to the Purchase Consideration, unless otherwise required by applicable Legal Requirements. Section 8.7 Effect of Materiality Qualifiers. For purposes of calculating the amount of Damages incurred as a result of a breach of any representation or warranty made in this Agreement (but not for purposes of determining whether a breach of any such representation or warranty has occurred), all materiality and Material Adverse Effect qualifications will be disregarded. Section 8.8 Other Limitations. (a) The amount of any Damage subject to indemnification hereunder will be calculated net of any amounts recovered by the Buyer Indemnitees or the Seller Indemnitees (as applicable) under any insurance policies available to the Buyer Indemnitees or the Seller Indemnitees (as applicable), net of their costs and expenses of such recovery. Each party hereto will, and will cause its Affiliates to, use commercially reasonable efforts to seek recovery under all insurance policies covering any Damages, but only to the same extent as it would if such Damage was not subject to indemnification hereunder. (b) Nothing in this Agreement in any way restricts or limits the general obligation at law of an Indemnified Party to mitigate any Damages which it may suffer or incur by reason of the breach by an Indemnifying Party of any representation or warranty, covenant, condition or obligation of the Indemnifying Party under this Agreement.

35 Section 8.9 Recourse. Notwithstanding any other provision of this Agreement, from and after the Closing, any obligation of an Indemnifying Party to indemnify an Indemnified Party will be satisfied once the amount of Damages is final based upon a final ruling of an arbitrator or court of competent jurisdiction subject to no further appeal or an agreement in writing with respect to such Damages is executed by the Indemnified Party and the Indemnifying Party, by payment of cash or other immediately available funds within thirty (30) Business Days thereafter. Section 8.10 Exclusive Remedy. Other than (a) any claim for specific performance, injunctive, declaratory or other equitable relief, (b) any claim arising out of, resulting from or relating to common law fraud and (c) any claim by Buyer and/or Issuer to enforce the guaranty in ARTICLE 10 hereof, after the Closing, the indemnification obligations of the parties set forth in this ARTICLE 8 are the sole and exclusive remedy of the parties with respect to this Agreement and the transactions contemplated hereby; provided, however, that nothing herein will limit any claims under any agreements, instruments or documents other than this Agreement. The parties may not avoid the limitations on Liability, recovery and recourse set forth in this ARTICLE 8 by seeking Damages for breach of contract, tort or pursuant to any other theory of Liability at law or in equity. ARTICLE 9 CERTAIN TAX MATTERS Section 9.1 Tax Treatment. Buyer, Seller and Issuer agree that the purchase and sale of the Purchased Company Interests in exchange for the Purchase Consideration shall be treated as a taxable exchange for U.S. federal income Tax purposes. ARTICLE 10 GUARANTY Section 10.1 Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Buyer and Issuer the payment and performance by Seller and any permitted assignee of its rights or obligations hereunder as well as of any permitted transferee of Seller’s membership interests in the Company and units representing the same (including, for the avoidance of doubt, any party that has executed a joinder to this Agreement in accordance with Section 6.2(b) or Section 12.5) (collectively, the “Guaranteed Parties”) of all of its and their payment as well as performance obligations under this Agreement to the same extent as a Guaranteed Party has such obligations and liabilities. This is a guarantee of performance and payment and not of collectability. The liability of Guarantor under this guaranty is independent of the obligations of the Guaranteed Parties in this Agreement, and a separate action or separate actions may be brought and prosecuted against Guarantor whether or not any action is brought or prosecuted against a Guaranteed Party and whether or not a Guaranteed Party is joined in any such action or actions. Guarantor waives the right to require Buyer and/or Issuer to proceed first against a Guaranteed Party or to pursue first any other remedy available to them. Guarantor also hereby waives any defense to its obligation as a surety and its right to claim the effect of any event, fact or circumstance that would exonerate it of its obligations hereunder. All payments made under this guaranty shall be made without reduction, whether by offset, payment in escrow or otherwise, including, without limitation, as a result of (a) any change in the corporate existence, structure or ownership of a Guaranteed Party (including its potential future dissolution) or (b) any insolvency, bankruptcy, reorganization or other similar proceeding affecting a

36 Guaranteed Party or its assets and any resulting release or discharge of any obligation of a Guaranteed Party. If at any time any payment by Guarantor under the guaranty in this ARTICLE 10 is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of a Guaranteed Party, then Guarantor’s obligations under this ARTICLE 10 with respect to that payment shall be reinstated at such time as though the payment had not been made. The guaranty in this ARTICLE 10 shall survive the Closing and continue in effect for so long as any Guaranteed Party continues to have any obligations or liabilities under this Agreement. Section 10.2 Organization; Power and Authorization; Binding Effect; Noncontravention. (a) Guarantor represents and warrants that (i) it is an entity duly organized, validly existing and in good standing under the Legal Requirements of State of Delaware, (ii) it has the requisite power and authority necessary to enter into, deliver and perform its obligations under this Agreement, (iii) the execution, delivery and performance of this Agreement by Guarantor have been duly authorized by Guarantor and (iv) this Agreement has been duly executed and delivered by Guarantor and constitutes a valid and binding obligation of Guarantor, enforceable against it in accordance with its terms except as such enforceability may be limited by (A) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (B) applicable equitable principles (whether considered in a proceeding at law or in equity). (b) Guarantor represents and warrants that the execution, delivery and performance by Guarantor of this Agreement do not and will not (i) violate any Legal Requirement to which Guarantor is subject or any provision of Guarantor’s certificate of formation or limited-partnership agreement, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel any agreement, contract, lease, license, instrument, or other arrangement to which Guarantor is a party or by which Guarantor is bound or to which any of Guarantor’s assets is subject, or (iii) result in the creation of any Lien on the Purchased Company Interests. ARTICLE 11 EXTENSION OPTIONS AND FEES; TERMINATION Section 11.1 Extension Options Relating to Outside Date. (a) Buyer shall have the option to extend the Initial Outside Date until the First Extension Outside Date by delivering written notice to Seller at any time prior to Seller’s termination of this Agreement pursuant to Section 11.2(b) and paying to Seller $7,800,000 in cash concurrently with delivery of such notice. The foregoing option is referred to in this Agreement as the “First Extension Option,” and such cash payment is referred to herein as the “First Extension Fee.” For the avoidance of doubt, the First Extension Option shall not be deemed exercised until the First Extension Fee is paid by Buyer and received by Seller, and is subject to the potential refund requirement in Section 11.1(d). (b) After Buyer has so elected to extend the Initial Outside Date pursuant to the First Extension Option, Buyer shall have an additional option to extend the First Extension Outside Date until the Second Extension Outside Date by delivering written notice to Seller at any time prior to Seller’s termination of this Agreement pursuant to Section 11.2(b) and paying to Seller $3,900,000 in cash

37 concurrently with delivery of such notice. The foregoing option is referred to in this Agreement as the “Second Extension Option,” and such cash payment is referred to herein as the “Second Extension Fee.” For the avoidance of doubt, the Second Extension Option shall not be deemed exercised until the Second Extension Fee is paid by Buyer and received by Seller, and is subject to the refund requirement in Section 11.1(d). (c) Buyer’s payment of the First Extension Fee or the Second Extension Fee, if applicable, shall be made by wire transfer of same-day funds to an account designated by Seller. (d) Seller must promptly refund in full (in cash) to Buyer both the First Extension Fee and the Second Extension Fee if, on the date of a termination of this Agreement, the conditions set forth in Section 7.1(a) have not been satisfied other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which would be capable of being satisfied at the Closing if the Closing Date were the date of such termination (such an event, a “Seller Covenant Breach”); provided, however, Seller will only be required to refund Buyer if the conditions set forth in Section 11.1(e) have been satisfied. (e) In order for Buyer to receive a refund as set forth in Section 11.1(d), then, prior to Buyer’s termination of this Agreement, Buyer must provide written notice of Buyer’s intention to terminate this Agreement with such notice setting forth the conditions in Section 7.1(a) that Buyer believes Seller has not satisfied. Upon receipt of written notice from Buyer, Seller shall have ten (10) days to cure the conditions set forth in Section 7.1(a) or respond to Buyer if Seller believes the conditions have been met. If a Seller Covenant Breach has not been cured by Seller by the date that is ten (10) days after Seller’s receipt of such written notice from Buyer, Seller must make the refund (if due) by wire transfer of same- day funds to an account designated by Buyer within five (5) Business Days of the termination of the Agreement pursuant to this Section 11.1(e). Section 11.2 Termination. This Agreement may be terminated: (a) by written notice from Buyer to Seller, at any time prior to the Closing; or (b) by written notice from Seller to Buyer, if the Closing has not occurred on or before, as applicable, (i) the Initial Outside Date, if Buyer has not exercised the First Extension Option, (ii) the First Extension Outside Date, if Buyer has exercised the First Extension Option but not the Second Extension Option or (iii) the Second Extension Outside Date, if Buyer has exercised the Second Extension Option; provided, however, that this right of termination shall not be available to Seller if its failure to comply with its obligations under this Agreement has been the cause of, or has resulted in, the failure of the Closing to occur. Section 11.3 Effect of Termination. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto, except that the provisions of Section 6.7, Section 6.9(b), Section 6.9(d), Section 11.1(d), Section 11.2, this Section 11.3, Section 11.4 and ARTICLE 12 shall survive the termination hereof.

38 Section 11.4 Termination Fee. (a) Subject to Section 11.4(e) and Section 11.4(f), if (i) Buyer has not exercised its First Extension Option, (ii) this Agreement is terminated by Buyer pursuant to Section 11.2(a) or by Seller pursuant to Section 11.2(b) and (iii) at the time of such termination there has not occurred a Qualifying IPO, then Buyer must promptly (and in any event within two (2) Business Days following such termination) pay to Seller a cash termination fee in an amount equal to $3,900,000. (b) Subject to Section 11.4(e) and Section 11.4(f), (i) if Buyer has not exercised the First Extension Option, (ii) this Agreement is terminated by Buyer pursuant to Section 11.2(a) or by Seller pursuant to Section 11.2(b) and (iii) at the time of such termination there has occurred a Qualifying IPO, then Buyer must promptly (and in any event within two (2) Business Days following such termination) pay to Seller a cash termination fee in an amount equal to $7,800,000. (c) Subject to Section 11.4(e) and Section 11.4(f), if (i) Buyer has exercised the First Extension Option (but not the Second Extension Option) and (ii) this Agreement is terminated by Buyer pursuant to Section 11.2(a) or by Seller pursuant to Section 11.2(b), then Buyer must promptly (and in any event within two (2) Business Days following such termination) pay to Seller a cash termination fee in an amount equal to $3,900,000. (d) Subject to Section 11.4(e) and Section 11.4(f), if (i) Buyer has exercised the Second Extension Option and (ii) this Agreement is terminated by Buyer pursuant to Section 11.2(a) or by Seller pursuant to Section 11.2(b), then Buyer must promptly (and in any event within two (2) Business Days following such termination) pay to Seller a cash termination fee in an amount equal to $3,900,000. (e) Buyer’s payment of any termination fee pursuant to Section 11.4(a), Section 11.4(b), Section 11.4(c) or Section 11.4(d) shall be made by wire transfer of same-day funds to an account designated by Seller. For the avoidance of doubt, if a termination fee is due under this Section 11.4, (i) Buyer shall only be required to pay or cause to be paid a termination fee under a single subsection of this Section 11.4, and (ii) in no event shall Buyer be required to pay or cause to be paid a termination fee more than once or under more than one subsection of this Section 11.4. (f) Notwithstanding the foregoing provisions of this Section 11.4, Buyer need not pay (at the time of termination of this Agreement or thereafter) any termination fee that would then otherwise be due under this Section 11.4 if, on the date of termination, there has occurred a Seller Covenant Breach. (g) In the event that Seller or its designee receives payment of a termination fee (if due) pursuant to Section 11.4(a), Section 11.4(b), Section 11.4(c) or Section 11.4(d), the receipt of such termination fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Seller, any of Seller’s Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated herein (and the abandonment thereof) or any matter forming the basis for such termination, and none of Seller, any of Seller’s Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against Buyer, Issuer or any of their respective Affiliates (including any of their respective managers, directors, equityholders, members, partners, officers, employees, agents, representatives, successors and assigns) (collectively, the “Buyer Related Parties”) arising out of or in connection with this Agreement, any of the transactions contemplated herein or any matters forming the basis for such termination. Seller’s right to receive payment of a

39 termination fee (if due) from Buyer pursuant to this Section 11.4 shall, upon payment to the Seller of such termination fee, be the sole and exclusive remedy of Seller and Seller’s Affiliates, managers, directors, equityholders, members, partners, officers, employees, agents, representatives, successors and assigns against the Buyer Related Parties for any loss or damage suffered as a result of any breach by any Buyer Related Party of this Agreement or any document entered into in connection herewith, or any representation, warranty, covenant or agreement contained herein or therein by Buyer, Issuer or any Buyer Related Party or the failure of the transactions contemplated hereby or thereby to be consummated. For the avoidance of doubt, except for the release as set forth in Section 6.9(b), Seller’s rights under the LLC Agreement shall remain in full force and effect and nothing set forth in this Section 11.4(g) shall be deemed to affect or modify any rights thereunder, nor shall any termination fees paid hereunder constitute liquidated damages or an exclusive remedy for any breach under the LLC Agreement. ARTICLE 12 MISCELLANEOUS Section 12.1 Public Announcements. Notwithstanding Section 6.7 hereof, but subject to the last two sentences of this Section 12.1 and the following proviso, no party will issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written consent of the other parties; provided, however, each of the parties hereto shall be permitted to submit a copy or summary of this Agreement with relevant regulatory agencies if and as required to comply with applicable securities laws and regulations. Each party acknowledges that the other party is subject to certain filing and reporting requirements in accordance with federal laws and regulations, including, without limitation, regulations promulgated by the SEC. Accordingly, and notwithstanding any provision of this Agreement or the provisions of any other existing agreement between the parties hereto to the contrary, each party may publicly file, disclose, report or publish any and all information related to the transactions contemplated herein that may be reasonably interpreted as being required or appropriate in light of the foregoing. In addition, Seller and Guarantor acknowledge that Issuer is contemplating an initial public offering and that the SEC Documents that Issuer files in connection therewith will describe the details of the transactions contemplated herein, and further that Issuer and its personnel and representatives may disclose this Agreement and the transactions contemplated hereby to Issuer’s and its Subsidiaries’ current and potential investors (including as a part of roadshows, and including to their debt financing parties). Section 12.2 Transaction Expenses. Each party hereto will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the negotiation and execution of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 12.3 Joint Liability; Allocation of Liability. The liability of Buyer and Issuer herein shall in all cases by joint and not several even where not expressly so stated herein. In the event that Buyer and/or Issuer incurs any Liability arising out of, resulting from or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, Buyer and Issuer shall have the right to allocate such Liability (as between themselves) as they deem appropriate. Section 12.4 Amendments. No amendment, modification or waiver of this Agreement will be effective unless made in writing and signed by Buyer, Issuer and Seller. No other course of dealing

40 between or among any of the parties or any delay in exercising any rights pursuant to this Agreement will operate as a waiver of any rights of any party. Section 12.5 Successors and Assigns. All covenants and agreements set forth in this Agreement will bind and inure to the benefit of the respective successors and permitted assigns of the parties. No party may assign this Agreement nor transfer any of its rights, interests or obligations hereunder without the prior written approval of the other parties, except that, upon written notice to Buyer, Seller may assign its right hereunder to receive the Issuer Preferred Stock (if any will be issued at the Closing) to NorthStar Parent, Guarantor or any wholly-owned Subsidiary of Guarantor if such assignee executes a joinder to this Agreement wherein it agrees to be bound by all obligations, covenants, restrictions and agreements of Seller herein; it being understood that such assignment will not affect any of Seller’s, NorthStar Parent’s or Guarantor’s obligations herein, all of which shall continue in effect. Section 12.6 Governing Law; Venue. (a) This Agreement and all claims arising hereunder (in tort, contract or otherwise) will be governed by and construed in accordance with the Legal Requirements of the State of Delaware, without giving effect to any choice of law or conflict provision or rule (whether of such State or any other jurisdiction) that would cause the Legal Requirements of any other jurisdiction to be applied. (b) Any claims or litigation (in tort, contract or otherwise), whether deemed legal or equitable and including any application for injunctive relief in connection with this Agreement or the transactions contemplated hereby or consummated pursuant hereto, will be brought solely in the courts located in Delaware. The parties hereby expressly agree, consent to and submit to the exclusive personal jurisdiction of such court, and the parties also consent, submit to and agree that venue for such claims or litigation is proper in said court, and the parties hereby expressly waive any and all rights under applicable Legal Requirements or in equity to object to the jurisdiction and venue in said court and county. Section 12.7 Notices. All demands, notices, communications and reports provided for in this Agreement will be in writing and will be sent by facsimile with confirmation to the number specified below, email (with hard copy to follow), personally delivered or sent by reputable overnight courier service (delivery charges prepaid) to the address specified below, or at such address as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 12.7. If to Buyer or Issuer: c/o American Healthcare REIT, Inc. 18191 Von Karman Avenue Third Floor Irvine, CA 92612 Attention: Mark Foster Email: mfoster@ahcreit.com

41 with a copy (which will not constitute notice) to: Sidley Austin LLP 1999 Avenue of the Stars, 17th Floor Los Angeles, CA 90067 Attention: Stephen Ballas; Jason Friedhoff Email: sballas@sidley.com; jfriedhoff@sidley.com If to Seller or Guarantor: c/o NorthStar Healthcare Income, Inc. 16 East 34th Street, 18th Floor New York, New York 10016 Attention: Legal Department Email: notices@northstarhealthcarereit.com with a copy (which will not constitute notice) to: Mayer Brown LLP 1221 Avenue of the Americas New York, NY 10020 Attention: Anna T. Pinedo Email: apinedo@mayerbrown.com Any such demand, notice, communication or report will be deemed to have been given pursuant to this Agreement when delivered personally, when delivered by email to the inbox of the receiving party so long as delivery of a hard copy has been sent by reputable overnight courier service, when confirmed if by facsimile or on the first day after deposit with a reputable overnight courier service, as the case may be. Section 12.8 Schedules and Exhibits. All exhibits and schedules to this Agreement constitute a part of this Agreement and are incorporated into this Agreement for all purposes as if fully set forth herein. Section 12.9 Counterparts. The parties may execute this Agreement (and each Transaction Document) in two or more counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument. The parties may deliver an executed copy of this Agreement (and an executed copy of any of the Transaction Documents contemplated by this Agreement) by facsimile or other electronic transmission to the other party, and such delivery will have the same force and effect as any other delivery of a manually signed copy of this Agreement (or such other Transaction Document). Section 12.10 No Third Party Beneficiaries. Except for the Seller Indemnitees and the Buyer Indemnitees for purposes of ARTICLE 8 hereof, no Person that is not a party hereto will have any right or obligation pursuant to this Agreement. Section 12.11 Interpretation. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement. The word “including” does not limit the preceding words or terms, and the word “including” shall be deemed

42 to be followed by the words “without limitation” even where not expressly so stated. Section references are to sections of this Agreement unless otherwise stated. All references to “dollars” or “$” in this Agreement refer to United States dollars. Section 12.12 Entire Agreement. This Agreement (including all exhibits and schedules referred to herein) constitutes the entire agreement of the parties relating to the subject matter hereof, and all prior understandings, whether written or oral, are superseded by this Agreement, and all prior understandings, and all related agreements and understandings (including any term sheets exchanged among the parties and their Affiliates and representatives relating hereto), are terminated. Section 12.13 Severability. In case any one or more of the provisions contained in this Agreement are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Agreement. Section 12.14 Construction; Joint Preparation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by all of the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Section 12.15 Specific Performance. Each of the parties acknowledges and agrees that the subject matter of this Agreement, including the business, assets and properties of the Company, is unique, that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and that remedies at law would not be adequate to compensate such other parties not in default or in breach. Accordingly, each of the parties agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement, in addition to any other remedy to which they may be entitled, at law or in equity. Section 12.16 Costs of Enforcement. The prevailing party in any proceeding with respect to any disputes arising under this Agreement will be entitled to reimbursement of its costs of enforcing its rights under this Agreement, including but not limited to reasonable attorneys’ fees and costs. * * * * *

EXHIBIT A FORM OF ISSUER ARTICLES SUPPLEMENTARY [See attached.]

753949568.26 4893-2329-1497v 32 AMERICAN HEALTHCARE REIT, INC. ARTICLES SUPPLEMENTARY Series A Cumulative Convertible Preferred Stock AMERICAN HEALTHCARE REIT, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that: FIRST: Under a power contained in Article VI of the Fourth Articles of Amendment and Restatement of the Corporation, as amended and supplemented (the “Charter”), the Board of Directors, by resolutions duly adopted by unanimous written consent on [●], 202[●] classified [●] authorized but unissued shares of the Corporation’s preferred stock, $0.01 par value per share (the “Preferred Shares”), as Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), with the preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of stock as follows, and provided for the issuance thereof. Upon any restatement of the Charter, Sections 1 through 16 of this Article FIRST (these “Articles Supplementary”) shall become part of Article VI of the Charter, with such changes in enumeration as are necessary to complete such restatement. 1. Definitions. “Aggregate Share Ownership Limit” shall have the meaning as provided in the Charter. “Alternative Form Consideration” shall have the meaning as provided in subparagraph (c) of Section 8. “Articles Supplementary” shall have the meaning as provided in Article FIRST. “Beneficially Own” or “Beneficial Ownership” shall have the meaning as provided in the Charter. “Board of Directors” shall have the meaning as provided in the Charter. “Business Day” shall have the meaning as provided in the Charter. “Capital Gains Amount” shall have the meaning as provided in subparagraph (e) of Section 4. “CFIUS” shall mean the Committee on Foreign Investment in the United States. “Charitable Trust” shall have the meaning as provided in the Charter. “Charter” shall have the meaning as provided in Article FIRST. “Code” shall have the meaning as provided in the Charter. “Common Share Conversion Consideration” shall have the meaning as provided in subparagraph (b) of Section 8. “Common Share Ownership Limit” shall have the meaning as provided in the Charter. “Common Share Price” shall mean (i) in the event that the Common Shares first become listed on a National Securities Exchange concurrently with an Underwritten Offering, the public offering price per Common Share (before any underwriting discounts and commissions) at which the Corporation agrees to sell the Common Shares in connection with such Underwritten Offering or (ii) in the event that the Common Shares become listed on a National Securities Exchange and the Corporation does not effect a concurrent Underwritten Offering, the VWAP of the Common Shares for the 10 Trading Days immediately following the initial listing date of the Common Shares on a National Securities Exchange.

2 753949568.26 “Common Shares” shall have the meaning as provided in the Charter. “Common Stock Delisting Event” shall mean any event in which the Common Shares cease to be listed on a National Securities Exchange. “Constructively Own” or “Constructive Ownership” shall have the meaning as provided in the Charter. “Conversion Notice” shall have the meaning as provided in subparagraph (b) of Section 8. “Conversion Priority Right” shall have the meaning as provided in subparagraph (b) of Section 8. “Conversion Rate” shall have the meaning as provided in subparagraph (d) of Section 8. “Corporation” shall have the meaning as provided in the recitals. “Corporation Redemption Date” shall have the meaning as provided in subparagraph (a) of Section 7. “Corporation Redemption Notice” shall have the meaning as provided in subparagraph (a) of Section 7. “Corporation Redemption Right” shall have the meaning as provided in subparagraph (a) of Section 7. “Dividend Cap” shall have the meaning as provided in subparagraph (a) of Section 4. “Dividend Payment Date” shall have the meaning as provided in subparagraph (a) of Section 4. “Dividend Record Date” shall have the meaning as provided in subparagraph (a) of Section 4. “Excepted Holder” shall have the meaning as provided in the Charter. “Excepted Holder Limit” shall have the meaning as provided in the Charter. “Exchange Act” shall have the meaning as provided in the Charter. “Fundamental Change” shall mean an occurrence of either of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) representing more than 50% of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of the Board of Directors; or (ii) the consummation of any consolidation or merger of the Corporation (or similar transaction) with, or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, to, one or more Persons other than one or more of the Corporation’s subsidiaries, in each case pursuant to which the Common Shares or other Junior Securities will be converted into, or receive a distribution of the proceeds in, cash, securities or other property, other than pursuant to a transaction in which the Persons that beneficially owned (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, voting stock of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, voting stock representing a majority of the total voting power of all outstanding classes of voting stock of the continuing or surviving Person immediately after the transaction; provided, however, that: (A) the events described in the above clause (ii) shall not be deemed to be a Fundamental Change if the sole purpose of such transaction(s) is for the Corporation to change its domicile and/or to change its form of organization (e.g., from a corporation to a trust); (B) a Fundamental Change otherwise meeting the conditions in the above clauses (i) or (ii) shall not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Shares in the transaction(s) consists of shares of common securities (and/or American

3 753949568.26 Depositary Receipts in respect of common securities) that are traded on a National Securities Exchange or that will be so traded when issued or exchanged in connection with such Fundamental Change; and (C) the initial public offering of the Common Shares concurrently with a listing on a National Securities Exchange shall not constitute a Fundamental Change. “Fundamental Change Notice” shall have the meaning as provided in subparagraph (a) of Section 6. “Holder” shall mean a record holder of shares of Series A Preferred Stock. “Holder Put Date” shall have the meaning as provided in subparagraph (a) of Section 6. “Holder Put Right” shall have the meaning as provided in subparagraph (a) of Section 6. “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended). “Junior Securities” shall mean the Common Shares and each class or series of capital stock that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with, or senior to, the Series A Preferred Stock as to dividend rights and/or as to distribution rights upon the Corporation’s liquidation, dissolution or winding up (referred to in these Articles Supplementary as “liquidation rights”), as applicable based on the usage thereof in these Articles Supplementary. “Liquidation Event” shall have the meaning as provided in subparagraph (a) of Section 5. “Liquidation Preference” shall have the meaning as provided in subparagraph (a) of Section 5. “MD&A” shall have the meaning as provided in subparagraph (a) of Section 10. “National Securities Exchange” shall mean the NYSE, NYSE American or Nasdaq (or any successor exchange thereto). “NAV per share” shall mean the estimated net asset value per Common Share as most recently publicly disclosed by the Corporation prior to the initial listing of the Common Shares on a National Securities Exchange. “NYSE” shall have the meaning as provided in the Charter. “Optional Conversion Date” shall mean the Business Day selected by the Corporation for the conversion of shares of Series A Preferred Stock pursuant to Section 8 after the Corporation receives a Conversion Notice in accordance with subparagraph (b) of Section 8, but which selected Business Day can be no later than 10 Business Days following the Corporation’s receipt of such Conversion Notice. “Optional Conversion Right” shall have the meaning as provided in subparagraph (b) of Section 8. “Original Issuance Date” shall mean [●], 202[●]. “Parity Securities” shall mean each class or series of capital stock that the Corporation may issue in the future (including any future class or series of Preferred Shares) the terms of which do not expressly provide that it ranks junior to or senior to the Series A Preferred Stock as to dividend rights and/or as to liquidation rights, as applicable based on the usage thereof in these Articles Supplementary. “Person” shall have the meaning as provided in the Charter. “Preferred Dividend Default” shall have the meaning as provided in subparagraph (b) of Section 9. “Preferred Dividend Remedy Event” shall have the meaning as provided in subparagraph (c) of Section 9.

4 753949568.26 “Preferred Shares” shall have the meaning as provided in Article FIRST. “Preferred Stock Delisting Event” shall mean any event in which the Series A Preferred Stock ceases to be listed on a National Securities Exchange after the Series A Preferred Stock was so listed in the first instance following the Corporation’s receipt of a notice that satisfied the requirements of Section 2(h) of the Preferred Stock Registration Rights Agreement. Notwithstanding the foregoing, a “Preferred Stock Delisting Event” shall be deemed to have not occurred if the Series A Preferred Stock ceases to be so listed due to the Minimum Holders Condition (as defined in the Preferred Stock Registration Rights Agreement) failing to be satisfied. “Preferred Stock Directors” shall have the meaning as provided in subparagraph (b) of Section 9. “Preferred Stock Listing Event” shall mean (i) the Corporation has complied with the terms of the Preferred Stock Registration Rights Agreement applicable to it, subject to the cure provisions set forth in Section 9 thereof, and (ii) if the requirements of Sections 2(g) and 2(h) of the Preferred Stock Registration Rights Agreement for a listing of the Series A Preferred Stock have been satisfied, the Series A Preferred Stock has been listed on a National Securities Exchange on or prior to either: (a) the first anniversary of the date that the Corporation has received a notice that satisfies the requirements of Section 2(h) of the Preferred Stock Registration Rights Agreement; or (b) in the case that the Series A Preferred Stock is issued by the Corporation on or after March 31, 2025, the later of (x) September 30, 2025 and (y) 15 days following the Corporation’s receipt of a notice of a planned distribution or sale of Series A Preferred Stock that satisfies the requirements of Section 2(h) of the Preferred Stock Registration Rights Agreement. “Preferred Stock Registration Rights Agreement” shall mean the Registration Rights Agreement dated as of [●], 202[●], by and between the Corporation and Trilogy Holdings NT-HCI, LLC, a Delaware limited liability company, relating to shares of Series A Preferred Stock held by Trilogy Holdings NT-HCI, LLC or its permitted successors and assignees, as amended from time to time. “Redemption Factor” shall mean: (i) from the Original Issuance Date to and including [March 31, 2024, 92.5%; (ii) from April 1, 2024 to and including December 31, 2024, 95%; (iii) from January 1, 2025 to and including] December 31, 2025, 100%; and [(iv)] from January 1, 2026 and thereafter, 105%. “Redemption Price” shall mean, on a Corporation Redemption Date or a Holder Put Date, a price per share of Series A Preferred Stock equal to (i) the then Liquidation Preference multiplied by the Redemption Factor, plus (ii) an amount equal to all accrued but unpaid dividends (whether or not authorized or declared) on such share to, but not including, such Corporation Redemption Date or Holder Put Date, as applicable. “Requisite Approvals” shall mean all authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by these Article Supplementary, including under the HSR Act and CFIUS. “SEC” shall mean the Securities and Exchange Commission. “Securities Act” shall have the meaning as provided in the Charter. “Series A Preferred Stock” shall have the meaning as provided in Article FIRST. “Shares” shall have the meaning as provided in the Charter. “Stock Split” shall have the meaning as provided in subparagraph (d) of Section 8. “Trading Day” shall mean a day on which the Common Shares (i) are not suspended from trading at the close of business on the National Securities Exchange that is the principal securities exchange on which the Common Shares are then listed, if any, and (ii) have also traded at least once on such National Securities Exchange. “Transfer” shall have the meaning as provided in the Charter.

5 753949568.26 “Underwritten Offering” shall mean an offering (including an offering pursuant to a shelf registration statement) in which the Common Shares are sold to one or more underwriters on a firm commitment basis in a public offering. “Voting Parity Preferred Shares” shall have the meaning as provided in subparagraph (b) of Section 9. “VWAP” shall mean the volume-weighted average price, calculated by dividing the aggregate value of the Common Shares traded on a National Securities Exchange during regular hours (price per share multiplied by the number of shares traded) on the reference Trading Day by the total volume (number of shares) of the Common Shares traded on a National Securities Exchange for such Trading Day, or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day as determined by an independent financial advisor retained for such purpose by the Corporation, using a volume-weighted average price method. 2. Designation and Number. A series of Preferred Shares, designated as the “Series A Cumulative Convertible Preferred Stock,” is hereby established. The number of shares of Series A Preferred Stock shall be [●]. The par value of the Series A Preferred Stock shall be $0.01 per share. 3. Rank. The Series A Preferred Stock shall rank, with respect to dividend rights and liquidation rights, senior to all classes or series of Common Shares and any other class or series of Junior Securities, and shall rank, subject to the voting rights provided in subparagraph (d) of Section 9, on parity as to dividends rights and liquidation rights with any other class or series of Parity Securities. 4. Dividends. (a) Holders shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available therefor, cumulative cash dividends per share of Series A Preferred Stock then outstanding at an initial annual rate equal to [4.75%] per annum of the Liquidation Preference (which is equivalent to an initial annual amount of $[1.1875] per share of Series A Preferred Stock) through June 30, [2024]1. On July 1, [2024] and on each anniversary thereof, such annual dividend rate shall automatically increase by 0.75% per annum of the Liquidation Preference for each share of Series A Preferred Stock then outstanding; provided, however, the annual dividend rate for any share of Series A Preferred Stock then outstanding shall not exceed 7.5% per annum of the Liquidation Preference (the “Dividend Cap”); provided, further, that the Dividend Cap shall not apply from and after the date that the Corporation receives written notice on behalf of Holders of at least a majority of the then outstanding shares of Series A Preferred Stock that: (i) a Common Stock Delisting Event has occurred; (ii) a Preferred Stock Delisting Event has occurred; or (iii) a Preferred Stock Listing Event has not occurred. Such dividends shall accrue and cumulate from, and including, the Original Issuance Date and, if authorized and declared, be payable quarterly in arrears on March 1 (for the quarter ended December 31), June 1 (for the quarter ended March 31), September 1 (for the quarter ended June 30) and December 1 (for the quarter ended September 30) of each year or, if not a Business Day, on the next succeeding Business Day with the same force and effect as if paid on such date (each, a “Dividend Payment Date”). If payable, the first dividend on the shares of Series A Preferred Stock shall be paid on [●] 202[●] and will reflect dividends accumulated from the Original Issuance Date to, and including, [●], 202[●]. Any dividend payable on the shares of Series A Preferred Stock for any dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months (or prorated, as applicable, for any partial period). Dividends shall be payable to Holders as they appear in the stock records of the Corporation at the close of business on the applicable dividend record date, which shall be a date designated by the Board of Directors for the payment of dividends that is not more than 60 nor less than 10 calendar days immediately preceding such Dividend Payment Date (each, a “Dividend Record Date”). (b) No dividend on shares of Series A Preferred Stock shall be authorized by the Board of Directors or declared or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation or its subsidiaries, including any agreement relating to its or their indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization, 1 NTD: To be modified if Original Issuance Date is June 30, 2024 or later.

6 753949568.26 declaration, payment or setting apart for payment shall be restricted or prohibited by law. Notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock shall accrue and cumulate whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized by the Board of Directors or declared by the Corporation. Accrued but unpaid dividends on the shares of Series A Preferred Stock shall cumulate as of the Dividend Payment Date on which they first become payable or on the date of redemption, as the case may be. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend on the shares of Series A Preferred Stock that may be in arrears. Holders of the Series A Preferred Stock shall not have any right to any dividends in excess of the dividends on the Series A Preferred Stock that are payable as described herein. (c) Except as provided in the following sentence and subject to subparagraph (d) of this Section 4, if any shares of Series A Preferred Stock are outstanding, no dividends, other than dividends in kind to holders of Common Shares or any other Junior Securities as to dividend rights, may be declared and paid or declared and set apart for payment, and no other distribution may be declared and made upon, the Common Shares or any other Junior Securities as to dividend rights, unless full accumulated dividends on the then outstanding shares of Series A Preferred Stock for all past dividend periods have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the outstanding shares of Series A Preferred Stock, all dividends declared upon shares of Series A Preferred Stock and those of any Parity Securities as to dividend rights shall be authorized in a manner that is pro rata across all of them so that the amount of dividends authorized per share of Series A Preferred Stock and such other Parity Security shall in all cases bear to each other the same ratio that the accrued dividends per share of Series A Preferred Stock and such other Parity Security bear to each other; it being understood that accrued dividends in respect of any Parity Security as to dividend rights shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such other Parity Security does not have a cumulative dividend. In addition, except as provided in this subparagraph (c) of this Section 4, and subject to subparagraph (d) of this Section 4, unless full accumulated dividends on the then outstanding shares of Series A Preferred Stock have been or contemporaneously are authorized, declared and paid, or authorized and declared and a sum sufficient for the payment thereof is set apart for payment, for all past dividend periods, (i) no Common Shares or any other Junior Securities as to dividend rights shall be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such securities) by the Corporation, and (ii) no shares of Series A Preferred Stock or Parity Securities shall be redeemed by the Corporation. (d) The limitations in subparagraph (c) of this Section 4 shall not however apply to (i) any redemption in which all outstanding shares of Series A Preferred Stock are simultaneously redeemed or outstanding shares of Series A Preferred Stock are redeemed in part on a pro rata basis; (ii) any redemption in which all outstanding shares of Series A Preferred Stock and Parity Securities as to dividend rights or liquidation rights are simultaneously redeemed or outstanding shares of Series A Preferred Stock and Parity Securities as to dividend rights or liquidation rights are redeemed in part on a pro rata basis; (iii) any dividend or distribution payable in Common Shares or other Junior Securities as to dividend rights, together with cash in lieu of any fractional share; (iv) purchases, redemptions or other acquisitions of Common Shares or other Junior Securities as to dividend rights or liquidation rights only in connection with the payment of applicable taxes as part of any benefit or other incentive plan, including any employment contract; (v) purchases of fractional interests in Common Shares or in any other Junior Securities as to dividend rights or liquidation rights pursuant to the conversion or exchange provisions of such Common Shares or such other Junior Securities or any securities exchangeable for or convertible into such Common Shares or such other Junior Securities; (vi) any dividends or distributions of Common Shares or other Junior Securities (including fractions thereof), including any rights to Common Shares or other Junior Securities, in connection with a stockholders’ rights plan, stockholders’ rights agreement or other similar “poison pill” arrangement; (vii) the exchange or conversion of Junior Securities as to dividend rights or liquidation rights for or into other Junior Securities as to dividend rights or liquidation rights or of Parity Securities as to dividend rights or liquidation rights for or into other Parity Securities as to dividend rights or liquidation rights (with the same or lesser aggregate liquidation amount) and/or for or into Junior Securities as to dividend rights or liquidation rights, and the payment of cash in lieu of fractional shares; (viii) the purchase or other acquisition by the Corporation of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to the Holders of all then outstanding shares of Series A Preferred Stock; or (ix) the purchase or other acquisition by the Corporation of shares of Series A Preferred Stock and Parity Securities as to dividend rights or liquidation rights pursuant to a purchase or exchange offer made on the same terms to the then holders of such shares of Series A Preferred Stock and Parity Securities.

7 753949568.26 (e) If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) (the “Capital Gains Amount”) any portion of the dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all classes or series of capital stock, then, except as otherwise required by applicable law, the portion of the Capital Gains Amount that shall be allocable to the Holders shall be the amount that the total dividends (as determined for federal income tax purposes) paid or made available to the Holders for the year bears to the total dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all classes or series of capital stock. Except as otherwise required by applicable law, the Corporation will make a similar allocation with respect to any undistributed long-term capital gains of the Corporation that are to be included in its stockholders’ long-term capital gains based on the allocation of the Capital Gains Amount that would have resulted if such undistributed long-term capital gains had been distributed as “capital gains dividends” by the Corporation to its stockholders. 5. Liquidation Preference. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (referred to herein sometimes as a “Liquidation Event”; it being understood that a Fundamental Change shall not constitute a Liquidation Event), the Holders of shares of Series A Preferred Stock then outstanding shall be entitled to receive, out of legally available funds, the sum of (i) the liquidation preference of $25.00 per share of Series A Preferred Stock (the “Liquidation Preference”) and (ii) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the date of payment thereof, but without interest, before any distribution of assets is made to any holders of Common Shares or any other classes or series of Junior Securities as to liquidation rights that the Corporation then has outstanding. (b) If, upon any such Liquidation Event, the assets of the Corporation are insufficient to make full payment of the Liquidation Preference plus an amount equal to any accrued and unpaid dividends to Holders and the amounts due upon liquidation, dissolution or winding up of the Corporation with respect to the shares of any class or series of Parity Securities as to liquidation rights, then the Holders and the holders of all other such classes or series of Parity Securities as to liquidation rights shall share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. (c) Written notice of any such Liquidation Event, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than 30 nor more than 60 calendar days immediately preceding the payment date stated therein, to each Holder at the respective addresses of such Holders as the same shall appear on the stock transfer records of the Corporation. (d) After payment of the full amount of the Liquidation Preference, plus an amount equal to any accrued and unpaid dividends, to which Holders are entitled, a Holder shall have no right or claim to participate in any further distribution of, or to receive, any of the remaining assets of the Corporation. In determining whether a distribution (other than upon a Liquidation Event) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the Maryland General Corporation Law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of holders of the Series A Preferred Stock upon dissolution of the Corporation. 6. Redemption at the Option of Holders. (a) If a Fundamental Change occurs at any time the shares of Series A Preferred Stock are outstanding, then each Holder shall have the right (a “Holder Put Right”), at such Holder’s option, to require the Corporation to redeem for cash, out of funds legally available therefor, any or all of such Holder’s shares of Series A Preferred Stock on a date specified by the Corporation (the “Holder Put Date”) that can be no later than 60 days following the date of delivery by the Corporation of a notice of the Fundamental Change (the “Fundamental Change Notice”) at the Redemption Price.

8 753949568.26 (b) Procedures for Holder Put Right. (i) Within 15 days following the occurrence of a Fundamental Change, the Corporation shall provide to the Holders a Fundamental Change Notice, which notice shall be addressed to the respective Holders at their respective addresses as they appear on the stock transfer records of the Corporation and shall specify: (i) the events constituting the Fundamental Change; (ii) the date of the Fundamental Change; (iii) the Holder Put Date; (iv) the Redemption Price; (v) the date prior to which a Holder is required to deliver a completed redemption notice to the Corporation stating the number of shares of Series A Preferred Stock to be redeemed, which delivery date shall be no earlier than 10 Business Days following the delivery of the Fundamental Change Notice; (vi) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the Redemption Price; and (vii) the procedures for surrendering uncertificated shares of Series A Preferred Stock for payment of the Redemption Price. The failure of the Corporation to give the foregoing Fundamental Change Notice or any defect contained therein shall not limit the redemption rights of the Holders or affect the validity of any proceedings for the redemption of shares of Series A Preferred Stock. (ii) On or after the Holder Put Date, each Holder of shares to be redeemed shall present and surrender the certificates, if any, representing such Holder’s shares of Series A Preferred Stock to the Corporation at a place designated therefor in the Fundamental Change Notice, and upon such presentation and surrender, the Corporation shall thereupon pay the Redemption Price of such shares, without interest, to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof, and each surrendered certificate shall then be canceled, or, in the case of uncertificated shares, the Corporation shall pay the Redemption Price of such shares, without interest, in the name of the Holder through book-entry transfer. If a Holder’s shares of Series A Preferred Stock are certificated and fewer than all the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares. (iii) If (A) the Holder Put Right has been exercised in accordance with subparagraph (a) of this Section 6, (B) the funds necessary for the redemption of the shares of Series A Preferred Stock held by each Holder exercising its Holder Put Right have been set apart by the Corporation in trust for the benefit of such Holders of shares of Series A Preferred Stock so tendered for redemption and (C) irrevocable instructions have been given to the applicable paying agent to pay the Redemption Price, then from and after the Holder Put Date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the Holders in respect of such shares shall terminate, except the right to receive the Redemption Price in cash (without interest). (iv) If a Holder Put Date is prior to the Dividend Record Date for any declared dividend, such Holder will not have the right to receive any declared dividends in respect of the redeemed shares. If a Holder Put Date is on or after the Dividend Record Date for any declared dividend and prior to the Dividend Payment Date, such Holder shall receive that dividend in respect of the redeemed shares on the relevant Dividend Payment Date notwithstanding such redemption, and the Redemption Price otherwise payable on such redeemed shares shall be reduced by an amount equal to the full dividend payable on the Dividend Payment Date on the shares of Series A Preferred Stock being redeemed. 7. Optional Redemption by the Corporation. (a) The Corporation shall have the right (a “Corporation Redemption Right”), in its discretion, upon giving a notice in accordance with subparagraph (c)(i) of this Section 7 (the “Corporation Redemption Notice”) in advance of the date fixed for redemption (the “Corporation Redemption Date”), at any time and from time to time, to redeem (in whole or in part) any or all of each Holder’s shares of Series A Preferred Stock in cash at the Redemption Price. Notwithstanding the foregoing, the Corporation shall not redeem, at any one time, shares of Series A Preferred Stock with an aggregate Liquidation Preference of less than $25 million, and, in the event the aggregate Liquidation Preference of all then outstanding shares of Series A Preferred Stock is less than $50 million, the Corporation (if it exercises its Corporation Redemption Right) may only so redeem in whole and not in part. (b) If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Corporation Redemption Right, the number of shares to be redeemed shall be determined by the Board of

9 753949568.26 Directors and the shares to be redeemed will be selected by the Board of Directors pro rata (as nearly as practicable without creating fractional shares) from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or in such other manner as the Board of Directors may determine as fair and equitable. If such redemption is to be non-pro rata and, as a result of such redemption, (i) any Holder (other than an Excepted Holder) would Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) any Holder (other than an Excepted Holder) would Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, or (iii) any Excepted Holder would Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, in each case, because such Holder’s shares of Series A Preferred Stock were not redeemed, or were only redeemed in part, then, except as otherwise provided in the Charter (including these Articles Supplementary), the Corporation shall redeem the requisite number of shares of Series A Preferred Stock of Holders such that no Holder will hold shares of Series A Preferred Stock in excess of the applicable ownership limit or otherwise violate Section 11 of these Articles Supplementary or Article VII of the Charter upon such redemption. (c) Procedures for Corporation Redemption Right. (i) Subject to the last sentence of this subparagraph (c)(i), the Corporation Redemption Notice pursuant to this Section 7 shall be addressed by the Corporation to the respective Holders of shares of Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, and mailed by the Corporation, postage prepaid, as of a date set by the Corporation that is not more than 60 days prior to the Corporation Redemption Date (but, if the Holder will then have an Optional Conversion Right, then subject to its Conversion Priority Right if applicable). Failure to give such Corporation Redemption Notice or any defect thereto or in the mailing thereof shall not affect the sufficiency of notice or validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to shares held by a Holder to whom notice was defective or not given; provided that a Corporation Redemption Notice given to the last address of record of a Holder shall be deemed to be valid notice. In addition to any information required by law or the applicable rules of any National Securities Exchange upon which shares of Series A Preferred Stock may then be listed or admitted to trading, each Corporation Redemption Notice shall state: (A) the Corporation Redemption Date (but, if the Holder will then have an Optional Conversion Right, then the Corporation Redemption Notice shall also indicate that the Holder may have the Conversion Priority Right); (B) the Redemption Price; (C) the total number of shares of Series A Preferred Stock to be redeemed (or, if less than all the shares held by any Holder are to be redeemed, the number of shares to be redeemed from such Holder); (D) the place or places where the shares of Series A Preferred Stock are to be surrendered for payment, together with the certificates, if any, representing such shares (duly endorsed for transfer) and any other documents the Corporation requires in connection with such redemption; and (E) that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accrue on the Corporation Redemption Date. The Corporation shall additionally issue a press release and post notice on the Corporation’s website following any date on which the Corporation provides a Corporation Redemption Notice under this subparagraph (c)(i). (ii) On or after the Corporation Redemption Date, each Holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates, if any, representing such Holder’s shares of Series A Preferred Stock to the Corporation at a place designated therefor in the Corporation Redemption Notice, and upon such presentation and surrender, the Corporation shall thereupon pay the Redemption Price of such shares, without interest, to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof, and each surrendered certificate shall then be canceled, or, in the case of uncertificated shares, the Corporation shall pay the Redemption Price of such shares, without interest, in the name of the Holder through book-entry transfer. If a Holder’s shares of Series A Preferred Stock are certificated and fewer than all the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares. (iii) If (A) a Corporation Redemption Notice has been given in accordance with subparagraph (c)(i) of this Section 7, (B) the funds necessary for such redemption have been set apart by the Corporation in trust for the benefit of the Holders of any shares of Series A Preferred Stock so called for redemption and (C) irrevocable instructions have been given to the applicable paying agent to pay the Redemption Price, then from and after the Corporation Redemption Date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the Holders in respect of such shares shall terminate, except the right to receive the Redemption Price in cash (without interest).

10 753949568.26 (iv) If a Corporation Redemption Date is prior to the Dividend Record Date for any declared dividend, such Holder will not have the right to receive any declared dividends in respect of the redeemed shares. If a Corporation Redemption Date is on or after the Dividend Record Date for any declared dividend and prior to the Dividend Payment Date, such Holder shall receive that dividend in respect of the redeemed shares on the relevant Dividend Payment Date notwithstanding such redemption and the Redemption Price otherwise payable on such redeemed shares shall be reduced by an amount equal to the full dividend payable on the Dividend Payment Date on the shares of the Series A Preferred Stock being redeemed. 8. Conversion at Option of Holders. (a) Except as otherwise set forth in this Section 8, the shares of Series A Preferred Stock are not convertible into or exchangeable for any property or other securities of the Corporation or any other Person. (b) Subject to Section 8(e)(i), Section 8(e)(ii) and Section 8(e)(v), each Holder shall have the right at any time, and from time to time, after June 30, 2026 to convert (such right, the “Optional Conversion Right”) some or all of such Holder’s shares of Series A Preferred Stock into a number of Common Shares per each share of Series A Preferred Stock equal to the Conversion Rate (the “Common Share Conversion Consideration”) following the delivery of an irrevocable written notice to the Corporation that is signed by the Holder (the “Conversion Notice”). The Conversion Notice shall set forth (i) the requested Business Day for conversion, which may not be less than 10 days after the date the Corporation has received the Conversion Notice, and (ii) the number of shares of Series A Preferred Stock to be so converted. In addition, for the avoidance of doubt, but subject to Section 8(e)(i), Section 8(e)(ii), Section 8(e)(v) and the following proviso, if the foregoing Optional Conversion Right is then exercisable, a Holder may exercise its Optional Conversion Right even after the Corporation’s delivery of a Corporation Redemption Notice under subparagraph (c)(i) of Section 7 (but only during the 30-day period following the Corporation’s delivery of such Corporation Redemption Notice), and if the Holder does so exercise within that period, then the Corporation shall not be permitted to consummate its Corporation Redemption Right in respect of the shares of Series A Preferred Stock for which the Holder has instead exercised its Optional Conversion Right and such shares shall instead be so converted (a “Conversion Priority Right”). (c) If there occurs a Fundamental Change pursuant to which Common Shares shall be converted into the right to receive, or exchanged for, cash, securities or other property or assets (including any combination thereof) (“Alternative Form Consideration”), then, from and after such Fundamental Change, each Holder shall only have a right to receive, upon conversion of such Holder’s shares of Series A Preferred Stock, the same amount and kind of Alternative Form Consideration as such Holder would have owned or been entitled to receive upon the occurrence of such Fundamental Change if such Holder had held a number of Common Shares equal to the Common Share Conversion Consideration immediately prior to the effective time of such Fundamental Change. For the avoidance of doubt, a Holder shall have no entitlement to convert its Series A Preferred Stock into Common Shares or other securities of the Corporation (or of any successor corporation or any other Person) from and after such Fundamental Change, but shall only have the right to receive (upon conversion) the Alternative Form Consideration. (d) “Conversion Rate” means an amount equal to the quotient obtained by dividing (i) the Liquidation Preference, plus the amount of any accrued and unpaid dividends (whether or not authorized or declared) to, but not including, the Optional Conversion Date, by (ii) the lesser of (x) the NAV per share and (y) 125% of the Common Share Price. The Conversion Rate shall be adjusted pro rata for any stock splits (including those effected pursuant to a distribution of Common Shares), subdivisions or combinations (in each case, a “Stock Split”) with respect to the Common Shares such that the adjusted number of Common Shares into which each share of Series A Preferred Stock is convertible after a Stock Split shall be the number of Common Shares equal to the product obtained by multiplying (A) the number of Common Shares into which each share of Series A Preferred Stock is convertible immediately prior to such Stock Split by (B) a fraction, the numerator of which is the number of Common Shares outstanding after giving effect to such Stock Split and the denominator of which is the number of Common Shares outstanding immediately prior to such Stock Split. (e) Miscellaneous. (i) In connection with this Section 8 and prior to each exercise of its Optional Conversion Right, each Holder shall have obtained and complied with all Requisite Approvals (if any) in connection with such exercise.

11 753949568.26 (ii) A Holder may not on any one occasion convert fewer than 1,000,000 shares of Series A Preferred Stock pursuant to its Optional Conversion Right, unless at such time the Holder then holds less than 1,000,000 shares of Series A Preferred Stock, in which case the Holder may only so convert all (and not less than all) of such shares. In addition, no fractional Common Shares shall be issued upon the conversion of Series A Preferred Stock. In lieu of fractional shares, Holders shall receive the cash value of such fractional shares based on the applicable Conversion Rate. (iii) To exercise an Optional Conversion Right, if a Holder’s interest is in certificated form, such Holder must do each of the following on the Optional Conversion Date in order to convert its shares of Series A Preferred Stock: (A) complete and manually sign the Conversion Notice, or a facsimile of the Conversion Notice, and deliver the same to the Corporation’s transfer agent; (B) surrender the shares of Series A Preferred Stock to the Corporation’s transfer agent; (C) if required by the transfer agent, furnish appropriate endorsements and transfer documents; and (D) if due as a result thereof, pay all transfer or similar taxes. If a Holder’s interest is a beneficial interest in a global certificate representing Series A Preferred Stock, then in order to convert such Holder must comply with clauses (C) and (D) of this Section 8(e)(iii) and comply with applicable procedures of The Depository Trust Company for converting a beneficial interest in a global security. The Corporation’s transfer agent shall, on a Holder’s behalf, convert the Series A Preferred Stock into Common Shares in accordance with the proper terms of the notice delivered by such Holder described in this Section 8(e)(iii). (iv) On the Optional Conversion Date, dividends on the converted shares of Series A Preferred Stock shall no longer be authorized or declared, and such shares shall no longer be outstanding, subject to the rights of the Holders thereof to receive the applicable conversion consideration. (v) Notwithstanding anything to the contrary contained in this Section 8, no Holder will be entitled to convert its shares of Series A Preferred Stock into Common Shares or Alternative Form Consideration to the extent that receipt of such Common Shares or Alternative Form Consideration (A) would cause such Holder or any other Person (other than an Excepted Holder) to Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (B) would cause such Holder or any other Person (other than an Excepted Holder) to Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (C) would cause such Holder (if it is an Excepted Holder) or any other Person that is an Excepted Holder to Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, or (D) would cause such Holder or any other Person to otherwise violate Section 11 of these Articles Supplementary or Article VII of the Charter. (vi) No allowance or adjustment in respect of unconverted shares of Series A Preferred Stock shall be made in respect of dividends payable to holders of the Common Shares of record as of any date prior to the close of business on the Optional Conversion Date in respect of such shares of Series A Preferred Stock. Prior to the close of business on the Optional Conversion Date, Common Shares issuable upon conversion of, or other securities issuable upon conversion of, any shares of Series A Preferred Stock to be converted on such date shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to such Common Shares or such other securities (including voting rights, rights to respond to tender offers for such Common Shares or other securities and rights to receive any dividends or other distributions on such Common Shares or other securities) by virtue of holding shares of Series A Preferred Stock. (vii) If an Optional Conversion Date on which a Holder elects to convert shares of Series A Preferred Stock is prior to the Dividend Record Date for any declared dividend, such Holder will not have the right to receive any declared dividends in respect of the converted shares. If an Optional Conversion Date on which a Holder elects to convert shares of Series A Preferred Stock is on or after the Dividend Record Date for any declared dividend and prior to the Dividend Payment Date, such Holder shall receive that dividend in respect of the converted shares on the relevant Dividend Payment Date notwithstanding such conversion and the amount of the full dividend payable on the Dividend Payment Date on the shares of the Series A Preferred Stock being converted shall not be considered in determining the Conversion Rate applicable to the conversion of such shares of Series A Preferred Stock. 9. Voting Rights. (a) Holders shall not have any voting rights, except as set forth below.

12 753949568.26 (b) Subject to the first sentence of subparagraph (c) of this Section 9, whenever dividends on the Series A Preferred Stock are in arrears for six or more quarterly periods, whether or not consecutive (a “Preferred Dividend Default”), the Holders, voting together as a single class with the holders of all Parity Securities (whether as to dividend rights, liquidation rights or as to both dividend rights and liquidation rights) and upon which like voting rights have been conferred and are then exercisable (the “Voting Parity Preferred Shares”), shall be entitled to elect a total of two additional directors to the Board of Directors (the “Preferred Stock Directors”) at a special meeting called by the Holders of at least 10% of the outstanding shares of Series A Preferred Stock. On any matter in which the Holders are entitled to vote (as expressly provided in subparagraph (d) of this Section 9), including any action by written consent, each share of Series A Preferred Stock shall have one vote per share. The Preferred Stock Directors shall be elected by a plurality of the votes cast collectively by the Holders of the outstanding shares of Series A Preferred Stock and the holders of Voting Parity Preferred Shares, voting together (as a single class), to serve until the next annual meeting of stockholders and their successors are duly elected and qualify or until such Preferred Stock Directors’ right to hold the office terminates pursuant to a Preferred Dividend Remedy Event, whichever occurs earliest. (c) If and when with respect to a Preferred Dividend Default all accrued dividends on the Series A Preferred Stock shall have been paid in full (a “Preferred Dividend Remedy Event”), the Holders shall be divested of the voting rights set forth in subparagraph (b) of this Section 9 (subject to revesting in the event of each and every Preferred Dividend Default) and the term of office of each Preferred Stock Director so elected shall terminate. Any Preferred Stock Director may be removed at any time with or without cause by the vote or consent of, and shall not be removed otherwise than by the affirmative vote of the Holders of the outstanding shares of Series A Preferred Stock and the holders of Voting Parity Preferred Shares, voting together (as a single class), entitled to cast at least a majority of the votes entitled to be cast (or, if the shares of Series A Preferred Stock are then listed on a National Securities Exchange, such higher vote threshold as is required to comply with the applicable listing eligibility rules and standards of such National Securities Exchange) pursuant to subparagraph (b) of Section 9. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a plurality of the votes cast collectively by the Holders of the outstanding shares of Series A Preferred Stock and the holders of Voting Parity Preferred Shares, voting together (as a single class). The Preferred Stock Directors shall each be entitled to one vote per director on any matter submitted for vote before the Board of Directors. (d) So long as any shares of Series A Preferred Stock remain outstanding, in addition to any other vote or consent of stockholders required by law or the Charter, the Corporation shall not, without the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock (or, if the shares of Series A Preferred Stock are then listed on a National Securities Exchange, such higher consent threshold as is required to comply with the applicable listing eligibility rules and standards of such National Securities Exchange), given in person or by proxy, either in writing or at a meeting (such series voting separately as a class): (i) authorize, create or issue, or increase the number of authorized or issued shares of any class or series of equity securities ranking senior to the outstanding shares of Series A Preferred Stock as to dividend rights or liquidation rights, or reclassify any authorized equity securities of the Corporation that were not previously so senior into any such senior equity securities, or authorize, create or issue any obligation or security convertible into or evidencing the right to purchase any such senior equity securities; or (ii) subject to subparagraph (e) of this Section 9, amend, alter or repeal the provisions of the Charter (including these Articles Supplementary), whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock. (e) In connection with clause (ii) of Section 9(d): (A) so long as the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of a merger or consolidation, the Corporation may not be the surviving entity and the surviving entity may not be a corporation, the occurrence of a merger, consolidation, transfer or conveyance of all or substantially all of the Corporation’s assets or other event shall not be deemed to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock, and, in such case, the Holders shall not have voting rights under clause (ii) of Section 9(d) with respect thereto; (B) even if the Series A Preferred Stock would not remain outstanding (or would remain outstanding but its terms would be materially changed) following a merger, consolidation, transfer or conveyance of all or substantially all of the Corporation’s assets or other event, if a Holder will receive, in connection with such merger, consolidation, transfer or conveyance of all or substantially all of the Corporation’s assets or other event, the consideration to which it would otherwise be entitled under these Articles Supplementary upon a Liquidation Event

13 753949568.26 as provided in Section 5 above or exercise of a Holder Put Right as provided in Section 6 above, then such Holders shall not have any voting rights under clause (ii) of Section 9(d) with respect thereto; and (C) an amendment, alteration or repeal of the provisions of the Charter (including these Articles Supplementary) to authorize, create, issue, increase the number of authorized or issued shares of, to amend or alter the terms of, or to eliminate, any class or series of Junior Securities or Parity Securities as to dividend rights or liquidation rights shall not be deemed to adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock, and, in such case, the Holders shall not have voting rights under clause (ii) of Section 9(d) with respect thereto. (f) The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote or consent would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called or submitted for redemption upon proper notice, and sufficient funds shall have been set apart for such redemption, or if all outstanding shares of Series A Preferred Stock shall have been converted into Common Shares or submitted for conversion into Common Shares. 10. Information Rights. During any period in which the Corporation is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation will transmit by mail or other permissible means under the Exchange Act to such Holder as its name and address appear in the Corporation’s record books and without cost to such Holder: (a) within 15 Business Days after the next date by which the Corporation would be required to file an Annual Report on Form 10-K for a fiscal year with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act if the Corporation were subject thereto: (i) an audited balance sheet as of the end of such year; (ii) audited statements of income or operations and of cash flows for such year; (iii) a statement of stockholders’ equity as of the end of such year, with all such financial statements prepared in accordance with U.S. generally accepted accounting principles; and (iv) a copy of management’s discussion and analysis of the financial condition and results of operations of the Corporation (the “MD&A”) for such year; and (b) within 15 Business Days after the next date by which the Corporation would be required to file a Quarterly Report on Form 10-Q for a fiscal quarter with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act if the Corporation were subject thereto: (i) an unaudited balance sheet as of the end of such quarter; (ii) unaudited statements of income or operations and of cash flows for such quarter; (iii) a statement of stockholders’ equity as of the end of such quarter, with all such financial statements prepared in accordance with U.S. generally accepted accounting principles (except that such unaudited financial statements may be subject to normal year-end audit adjustments); and (iv) a copy of the MD&A for such quarter. 11. Ownership Limitations. The Series A Preferred Stock constitutes a class of Preferred Shares, and Preferred Shares constitute Shares of the Corporation. As such, and notwithstanding anything to the contrary contained herein, the shares of Series A Preferred Stock shall be subject to the Aggregate Share Ownership Limit applicable with respect to Shares generally and to all other restrictions and limitations on the Transfer and Beneficial Ownership and Constructive Ownership of Shares set forth in the Charter and applicable to Shares. Notwithstanding anything to the contrary herein, no provision in these Articles Supplementary shall limit the application of Article VII of the Charter, and such Article VII of the Charter shall govern in the event of a conflict between any provision in these Articles Supplementary and Article VII of the Charter. 12. Status. Upon any redemption or conversion of shares of Series A Preferred Stock, the shares of Series A Preferred Stock that are redeemed or converted will be reclassified as authorized and unissued Preferred Shares without designation as to class or series, and the number of shares of Series A Preferred Stock which the Corporation has the authority to issue will be decreased by the number of shares of Series A Preferred Stock so redeemed or converted so that the shares of Series A Preferred Stock that were redeemed or converted may not be reissued. 13. Legend. For so long as the shares of Series A Preferred Stock (and any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) have not

14 753949568.26 been registered for offer or sale under the Securities Act, then any certificates representing such shares and other securities shall bear the following legend (in addition to any other legends required under the Charter): THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT THEREFROM. 14. Exclusion of Other Rights. The shares of Series A Preferred Stock shall not have any preferences, conversion, exchange or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than those specifically set forth in these Articles Supplementary. The shares of Series A Preferred Stock shall have no preemptive or subscription rights. 15. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof. 16. Severability of Provisions. If any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in the Charter are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series A Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein. SECOND: The Series A Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter. THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. FOURTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation, and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

753949568.26 IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Chief Executive Officer and President and attested to by its Executive Vice President, General Counsel and Secretary on this [●]th of [●], 202[●]. ATTEST: AMERICAN HEALTHCARE REIT, INC. Mark E. Foster, Executive Vice President, General Counsel and Secretary Danny Prosky, Chief Executive Officer and President

EXHIBIT C FORM OF OWNERSHIP WAIVER [See attached.]

1 OWNERSHIP LIMIT WAIVER In accordance with Section 7.1.7 of the Fourth Articles of Amendment and Restatement (as amended and supplemented, the “Articles”)1 of American Healthcare REIT, Inc., a Maryland corporation (f/k/a Griffin-American Healthcare REIT IV, Inc., the “Company”), dated October 1, 2021, the Board of Directors hereby determines that, in consideration of the representations, warranties and covenants contained in Sections (iii) and (v) hereof, made by [●] (taxpayer identification number Trilogy Holdings NT-HCI, LLC) (the “Investor”): (i) The Board of Directors hereby waives the Aggregate Share Ownership Limit and the Common Share Ownership Limit with respect to the Shares Beneficially Owned and Constructively Owned by the Investor Group, and establishes an Excepted Holder Limit for the Investor Group equal to: [(i) 9,360,000 Series A Cumulative Convertible Perpetual Preferred Shares of the Company (“Preferred Shares”) or (ii) the number of Common Shares into which the Preferred Shares are converted if the Investor exercises the option pursuant to the terms of the Preferred Shares to convert the Preferred Shares into Common Shares]. The terms “Aggregate Share Ownership Limit” and “Common Share Ownership Limit” as used hereinafter refer to the Aggregate Share Ownership Limit and the Common Share Ownership Limit, respectively, without regard to this waiver. As used herein, the “Investor Group” means (A) the Investor and (B) NorthStar Healthcare Income, Inc. (“NorthStar REIT”). (ii) If at any time the number of (i) Preferred Shares, or (ii) Common Shares into which the Preferred Shares are converted if the Investor exercises the option pursuant to the terms of the Preferred Shares to convert the Preferred Shares into Common Shares (“Convertible Common Shares”) held by Investor is reduced below the number of such shares Beneficially Owned or Constructively Owned by the Investor on the date on which this waiver is provided, this waiver shall automatically, with no further action by any person, with immediate effect and without prior notice, be adjusted downward to the number of Preferred Shares or Convertible Common Shares held by Investor at such time until Investor no longer holds shares in excess of the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit, as applicable, at which time the waiver of the Aggregate Share Ownership Limit and/or the Common Share Ownership Limit, as applicable, shall be rescinded automatically, with no further action by any person, with immediate effect and without prior notice. (iii) The Investor represents and warrants to the Company as of the date hereof that no “qualified trust”, as defined in Section 856(h)(3)(E) of the Code, Beneficially Owns, and covenants that no “qualified trust” in the future will Beneficially Own, Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit solely by reason of the ownership of Shares by the Investor. (iv) If at any time the Beneficial Ownership of Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit by any member of the Investor Group would result in the Company being treated as a “pension-held REIT”, as defined 1 Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Articles.

2 under Section 856(h)(3)(D) of the Code, because of the Beneficial Ownership of Shares by a “qualified trust”, as defined in Section 856(h)(3)(E) of the Code, by solely reason of the ownership of Shares by the Investor, then the waiver of the Aggregate Share Ownership Limit and the Common Share Ownership Limit granted pursuant to this waiver shall be rescinded automatically, with no further action by any person, with immediate effect and without prior notice, and Shares Beneficially Owned by the Investor shall be governed by the otherwise applicable provisions as set forth in Article VII of the Articles. (v) The Investor represents and warrants to the Company as of the date hereof that no “individual” (within the meaning of Section 542(a)(2) of the Code, determined after taking into account Sections 856(h)(1)(B) and 856(h)(3) of the Code (an “Individual”)), Beneficially Owns, and covenants that no Individual in the future will Beneficially Own, Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit by reason of the ownership of Shares by the Investor. (vi) If at any time an Individual would be considered to Beneficially Own Shares in excess of the Aggregate Share Ownership Limit or the Common Share Ownership Limit by reason of the ownership of Shares by the Investor, then the waiver of the Aggregate Share Ownership Limit and the Common Share Ownership Limit granted pursuant to this waiver shall be rescinded automatically, with no further action by any person, with immediate effect and without prior notice, and Shares Beneficially Owned by the Investor shall be governed by the otherwise applicable provisions as set forth in Article VII of the Articles. (vii) The Investor represents and warrants to the Company as of the date hereof that no member of the Investor Group owns, actually or Constructively, and covenants that no member of the Investor Group in the future will own, actually or Constructively, an interest in a tenant of the Company or a tenant of any entity owned or controlled by the Company (each, a “Tenant”) that would cause the Company to own, actually or Constructively, more than a 9.9% equity interest in the Tenant. (viii) The Investor shall promptly provide to the Company such information as the Company or the Board of Directors may reasonably request to determine the effect of such Investor’s ownership of Shares on the Company’s status as a REIT (including the impact, if any, of Section 856(d)(2)(B) of the Code and on the Company’s ability to satisfy the requirements of Sections 856(c)(2) and 856(c)(3) of the Code), provided that the Company agrees it will not publicly disclose such information or the waiver granted herein other than as required by law, rule or regulation. (ix) The Investor covenants that, after the date hereof, it will immediately notify the Company of any date on which the foregoing representations and warranties are no longer true and correct in all respects. (x) If the Investor violates any of the representations or undertakings in this waiver (or takes any other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6 of the Articles), other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company, then the waiver of the Aggregate Share Ownership Limit and the Common Share Ownership Limit granted pursuant to this waiver

3 shall be rescinded automatically, with no further action by any person, with immediate effect and without prior notice, and Shares Beneficially Owned by the Investor shall be governed by the otherwise applicable provisions as set forth in Article VII of the Articles. (xi) This waiver shall apply to the Investor Group and to any successor or assignee, whether a transfer to any such successor or assignee were to occur by operation of law, contract or otherwise, provided any such successor or assignee provides the same representations and warranties set forth in this waiver and the other requirements set forth in Section 7.1.7 of the Articles are satisfied with respect to such successor or assignee. Dated: [●], 202[●] American Healthcare REIT, Inc.: By: Name: Title: AGREED AND ACCEPTED: Trilogy Holdings NT-HCI, LLC: By: Name: Title:

EXHIBIT D FORM OF PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT [See attached.]

4877-1320-6390v 12 REGISTRATION RIGHTS AGREEMENT (for Preferred Stock) THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 202[●], is made by and between American Healthcare REIT, Inc., a Maryland corporation (the “Company”), and Trilogy Holdings NT-HCI, LLC, a Delaware limited liability company (“NorthStar”). RECITALS WHEREAS, the Company, GAHC3 Trilogy JV, LLC, a Delaware limited liability company (“Buyer”), NorthStar and NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership, entered into a Membership Interest Purchase Agreement, dated as of October [●], 2023 (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth in the Purchase Agreement, the Company has the right to issue shares of the Company’s Series A Cumulative Convertible Preferred Stock, $0.01 par value per share (the “Preferred Stock”), to NorthStar as consideration for Buyer’s purchase of NorthStar’s equity interests in Trilogy REIT Holdings, LLC, a Delaware limited liability company; WHEREAS, on the date of this Agreement, the Company will issue [●] shares of Preferred Stock to NorthStar as purchase price consideration pursuant to the Purchase Agreement; WHEREAS, pursuant to the Company’s Articles Supplementary setting forth the terms of the Preferred Stock (the “Articles Supplementary”), the Preferred Stock is subject to a Dividend Cap (as defined in the Articles Supplementary) in certain instances; WHEREAS, as a condition to its continuing to have the benefit of the Dividend Cap, the Company must comply with the terms of this Agreement, it being understood that the Company need not so comply with this Agreement, but in such case will not have the continued benefit of the Dividend Cap; and WHEREAS, as a condition to the consummation of the transaction contemplated by the Purchase Agreement, the Company agreed to grant the rights set forth herein to the Holders. NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Definitions. In this Agreement, the following terms have the following respective meanings: “Agreement” has the meaning ascribed to it in the preamble hereof. “Articles Supplementary” has the meaning ascribed to it in the recitals hereof. “Board” means the board of directors of the Company. “Business Day” means any day other than a Saturday, a Sunday or any day on which banks located in the State of New York are authorized or required to be closed for the conduct of regular banking business. “Buyer” has the meaning ascribed to it in the recitals hereof. “Capital Stock” means shares of stock of the Company. “Company” has the meaning ascribed to it in the preamble of this Agreement.

2 4877-1320-6390v 12 “Demand Registration” has the meaning ascribed to it in Section 2(a). “Demand Registration Statement” has the meaning ascribed to it in Section 2(a). “End of Suspension Notice” has the meaning ascribed to it in Section 3(e). “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FINRA” means the Financial Industry Regulatory Authority, Inc. “Form S-3” has the meaning ascribed to it in Section 2(a). “Holder” means (i) NorthStar and (ii) each Person that may become a party to this Agreement in accordance with Section 8. “Indemnified Party” has the meaning ascribed to it in Section 7(a). “Indemnifying Party” has the meaning ascribed to it in Section 7(c). “Initiating Holders” has the meaning ascribed to it in Section 2(a). “Listing Requirements” means the National Securities Exchange’s eligibility requirements for the listing (and continued listing) of the Preferred Stock, including the Registerable Securities, on such National Securities Exchange. “Losses” has the meaning ascribed to it in Section 7(a). “Maximum Number of Shares” has the meaning ascribed to it in Section 2(c). “Minimum Holders Condition” means the minimum number of shares and the minimum shareholder requirement of a National Securities Exchange. “National Securities Exchange” means the New York Stock Exchange or such other national securities exchange on which shares of Preferred Stock are to be listed or are then listed (as determined by the Company). “NorthStar” has the meaning ascribed to it in the preamble of this Agreement. “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, other business organization, trust, union, association or any federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority. “Preferred Stock” has the meaning ascribed to it in the recitals hereof. “Prospectus” means the prospectus included in any registration statement contemplated by this Agreement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registerable Securities covered by such registration statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. “Prospectus” shall also be deemed

3 4877-1320-6390v 12 to include any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Registerable Securities. “Purchase Agreement” has the meaning ascribed to it in the recitals hereof. “Registerable Securities” means, with respect to any Holder, the shares of Preferred Stock and any additional shares of Preferred Stock issued or issuable as a dividend or other distribution on, in exchange for, or otherwise in respect of such shares of Preferred Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided that shares of Preferred Stock shall cease to be Registerable Securities with respect to any Holder at the time (i) such shares have been sold pursuant to an effective registration statement or are sold pursuant to Rule 144 (or any similar provisions then in force), (ii) such shares have been sold to the Company or any of its subsidiaries or (iii) such shares have been redeemed by the Company for cash or otherwise have ceased to be outstanding. “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the SEC, the appropriate National Securities Exchange or such other exchange on which the Registerable Securities may be listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registerable Securities and the preparation of a blue sky memorandum and compliance with the rules of FINRA and, if applicable, a National Securities Exchange (in an amount not to exceed $10,000)), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any registration statement contemplated by this Agreement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) if applicable, all fees and expenses incurred in connection with the listing or inclusion of any of the Registerable Securities on a National Securities Exchange pursuant to Section 4(j), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in offers and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any registration statement contemplated by this Agreement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registerable Securities by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above. “REIT” means a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended from time to time. “Rule 144” means Rule 144 under the Securities Act. “SEC” means the Securities and Exchange Commission. “Second Extension Option” has the meaning ascribed to it in the Purchase Agreement. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the Selling Holders (other than as specifically provided in the definition of “Registration Expenses”) and transfer taxes allocable to the sale of the Registerable Securities included in the applicable offering.

4 4877-1320-6390v 12 “Selling Holder” means a Holder who is selling Registerable Securities under a registration statement pursuant to the terms of this Agreement. “Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registerable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect). “Suspension Event” has the meaning ascribed to it in Section 3(e). “Suspension Notice” has the meaning ascribed to it in Section 3(e). “Underwritten Offering” means an offering in which Registerable Securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public. “Withdrawn Demand Registration” has the meaning ascribed to it in Section 2(f). “Withdrawn Request” has the meaning ascribed to it in Section 2(f). Section 2. Demand Registration Rights. (a) Subject to the provisions hereof (including, without limitation, the last two sentences of this Section 2(a)), during the period commencing 10 Business Days after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and ending on June 30, 2027; so long as there are any Registerable Securities then outstanding, the Holders of a majority of the Registerable Securities then outstanding (the “Initiating Holders”) may request that the Company prepare and file with the SEC a registration statement on Form S-3 (on an automatically effective basis to the extent the Company is eligible to do so) (“Form S-3”) or, alternatively in the event that the Company is not then eligible to use Form S-3, on an appropriate form under the Securities Act (together with all amendments and supplements thereto, including post-effective amendments and new registration statements, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein, a “Demand Registration Statement”), registering under the Securities Act the offer and sale of all or part of the then-outstanding Registerable Securities (a “Demand Registration”) of such Initiating Holders by giving written notice thereof to the Company, which request will specify (i) the number of Registerable Securities proposed to be sold by such Initiating Holders and (ii) the intended method of disposition thereof, which in the case of clauses (i) and (ii) satisfies the Minimum Holders Condition. Within 10 Business Days after receipt of such request, if the Company chooses to seek to effect the registration contemplated by this Section 2, then the Company will give written notice of such Demand Registration request to all other Holders and include in such registration all such Registerable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after the mailing of the Company’s notice to the applicable Holder. Each such request must specify the number of Registerable Securities to be registered and the intended method of disposition thereof in order to be included in such registration. Subject to the provisions of Section 2(f) below, if the Company chooses to seek to effect the registration contemplated by this Section 2, then the Company need not effect more than two Demand Registrations in total in order for the Company to continue to have the benefit of the Dividend Cap. The number of Registerable Securities proposed to be sold by the Initiating Holders either (i) shall be all the Registerable Securities or (ii) shall have a Liquidation Preference (as defined in the Articles Supplementary) of at least $25,000,000. If the Company chooses to seek to effect the registration contemplated by this Section 2, then the Company will use its commercially reasonable efforts to file the Demand Registration Statement no later than 45 days after the Initiating Holders’ request for a Demand Registration in the case of a registration statement on Form S-3 and 90 days in the case of a registration statement on Form S-11 or such other appropriate form. If the Company chooses to seek to effect the registration contemplated by this Section 2, then it will use its commercially reasonable efforts

5 4877-1320-6390v 12 to keep any Demand Registration Statement continuously effective (which shall include, but not be limited to, updating and amending the Demand Registration, if applicable, upon the issuance of Registerable Securities) and in compliance with the Securities Act and usable for sale of such Registerable Securities until the 90th day following its initial effectiveness. For the avoidance of doubt, the Company need not seek to effect the registration contemplated by this Section 2(a) but in such case will not have the continued benefit of the Dividend Cap. In addition, notwithstanding anything to the contrary set forth in this Agreement, if the Registerable Securities are issued by the Company following its exercise of the Second Extension Option, the Holders shall have no rights to request a Demand Registration or a Demand Registration Statement under this Agreement. (b) Notwithstanding anything to the contrary contained in this Section 2, if at the time the Company receives a request for a Demand Registration, the Company has an effective Shelf Registration Statement, the Company may include all or part of the Registerable Securities covered by such request in such Shelf Registration Statement, including by virtue of including the Registerable Securities in a prospectus supplement to such Shelf Registration Statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, the Company shall be deemed to have satisfied its registration obligation under this Section 2 with respect to such Demand Registration request and such Shelf Registration Statement shall be deemed to be a Demand Registration Statement for purposes of this Agreement). (c) If the Demand Registration will be made in the form of an Underwritten Offering and the managing underwriters of the requested Demand Registration advise the Company and the Holders that, in the reasonable opinion of the managing underwriters, the number of Registerable Shares proposed to be included in the Demand Registration exceeds the number of Registerable Shares that can be sold in an Underwritten Offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), and if the Company chooses to seek to effect the registration contemplated by Section 2(a) hereof, then the Company will include in such Demand Registration only such number of Registerable Shares that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), with such Maximum Number of Shares allocated, unless otherwise agreed by the Company and the Holders, (i) first, the number of Registerable Securities requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of Registerable Securities requested to be included therein by the Holders and (ii) second (and only to the extent the number of Registerable Securities to be sold by the Holders is less than the Maximum Number of Shares), the Registerable Shares requested to be included in such registration by other Persons (including, if applicable, the Company) pro rata among such other Persons on the basis of the number of Registerable Shares requested to be included by such Persons. (d) In connection with any Demand Registration, the Company shall have the right to (i) select the managing underwriters and any additional underwriters (and their roles) in the offering and (ii) determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including: (A) the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters); provided that the request provided by Holders pursuant to Section 2(a) requesting the number of Registerable Securities to be listed are all included to the extent the Maximum Number of Shares is not exceeded; and (B) the offering price and underwriting discount; provided that the identity of the managing underwriters and any additional underwriters and such structure and terms are reasonably acceptable to the Holders; provided, further that, if the sale of Registerable Securities in an Underwritten Offering is not completed pursuant to this Section 2(d) after the public announcement of the launch of such Underwritten Offering, the Holders of such Registerable Securities shall pay all Selling Expenses incurred by such Holders and reimburse the Company for its reasonable out- of-pocket Registration Expenses relating to such uncompleted sale.

6 4877-1320-6390v 12 (e) Notwithstanding the foregoing, if the Company chooses to seek to effect the registration contemplated by Section 2(a) above, and if the Board determines that the filing of a Demand Registration Statement would: (i) be detrimental to the Company in that such registration would interfere with a material corporate transaction; (ii) according to the underwriters of an underwritten public offering of shares of Capital Stock by the Company, have a material adverse effect on the Company’s offering; (iii) require the disclosure of material non-public information concerning the Company that at the time is not, in the judgment of the Board, in the best interest of the Company to disclose and is not otherwise required by applicable securities laws or regulations to disclose at such time; or (iv) require the disclosure of a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer, or other similar transaction) available to the Company that the Board determines not to be in the Company’s best interests to disclose, then the Company will have the right to defer such filing for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 120 days in any 365-day period); provided that the Board may only defer such filing two times in any one-year period. The Company will give written notice of its determination to such Initiating Holders to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof. Each Holder shall keep confidential the fact that a filing has been deferred, the notice and the contents of such notice for the duration of the deferral or until otherwise notified by the Company, except (i) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential and (ii) as required by law, rule or regulation. If the Company shall postpone the filing of a Demand Registration pursuant to this Section 2(e), the Initiating Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders shall have the right to withdraw the request for registration on behalf of all Initiating Holders. Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to this Section 2 (and shall not be counted as a permitted Demand Registration), and the Company shall pay all Registration Expenses in connection therewith. (f) Subject to Section 2(g), a registration shall not count as a permitted Demand Registration until it has become effective under the Securities Act. A request for a Demand Registration may be withdrawn prior to the filing of the Demand Registration by the Initiating Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders for which registration was requested in the Demand Registration (a “Withdrawn Request”), and, if the filed Demand Registration Statement is not an automatic Shelf Registration Statement, a Demand Registration may be withdrawn prior to the effectiveness thereof by the Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders for which registration was requested in the Demand Registration (a “Withdrawn Demand Registration”), and, subject to Section 2(g), such withdrawals shall be treated as a permitted Demand Registration which shall have been effected pursuant to this Section 2 unless the Holders of Registerable Securities to be included in such Demand Registration reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration (to the extent actually incurred); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made because (i) of a material adverse change in the business, financial condition or prospects of the Company, (ii) of a postponement of such registration pursuant to Section 2(e) or (iii) of the occurrence of any event that would reasonably be expected to permit the Company to exercise its rights to suspend the use of a Demand Registration Statement pursuant to Section 3, then such withdrawal shall not be treated as a permitted Demand Registration effected pursuant to this Section 2, and the Company shall pay all Registration Expenses in connection therewith. (g) The Company and the Holders shall cooperate in good faith to determine the Minimum Holders Condition in consultation with the applicable National Securities Exchange. In the event that prior to the Initiating Holder’s distribution or sale of the Registerable Securities the applicable National Securities Exchange determines that the Minimum Holders Condition has not been satisfied, the Company and the

7 4877-1320-6390v 12 Initiating Holders shall use commercially reasonable efforts to adjust the number of shares and plan of distribution accordingly to satisfy the Minimum Holders Condition. If the Initiating Holders are not willing to adjust the number of shares and plan of distribution in a manner that would satisfy the Minimum Holders Condition, the Company shall have no further obligations with respect to such Demand Registration and may withdraw or suspend such Demand Registration, and, in such case, the Company will be deemed to have taken all actions necessary for it to continue to have the benefit of the Dividend Cap notwithstanding such withdrawal or suspension; and further, in such case, the Holders of Registerable Securities to be included in such Demand Registration shall reimburse the Company for its reasonable Registration Expenses relating to such Demand Registration and such Demand Registration shall be counted as a permitted Demand Registration for purposes of Section 2(a). (h) Subject to the following provisos and Section 2(g) and Section 2(i), in the event that (i) the Initiating Holders provide written notice to the Company requesting a registration under Section 2(a) to distribute or sell their Registerable Securities issued by the Company (other than following the Company’s exercise of the Second Extension Option) or (ii) the Holders of a majority of then outstanding shares of Preferred Stock have provided written notice that they plan to affect a distribution or sale of their Registerable Securities issued by the Company following its exercise of the Second Extension Option, in each case, that would result in the Minimum Holders Condition being met upon such distribution or sale (and if the Minimum Holders Condition is in fact met upon such distribution or sale) and that has a proposed distribution or sale date that is at least 5 days prior to the applicable listing deadline set forth below, notwithstanding anything to the contrary set forth in this Agreement and provided such distribution or sale occurs at least 5 days prior to the applicable listing deadline set forth below, such Registerable Securities must be listed on a National Securities Exchange on or before the first anniversary of the Company’s receipt of such written notice for the Company to have the continued benefit of the Dividend Cap; provided, if such Registerable Securities are issued by the Company following its exercise of the Second Extension Option (and the Company receives the notice referred to in clause (ii) above and such distribution or sale occurs at least 5 days prior to the applicable listing deadline set forth below), such Registerable Securities must be listed on a National Securities Exchange on or before the later of September 30, 2025 and 15 days following the Company’s receipt of such notice for the Company to have the continued benefit of the Dividend Cap; provided, however, that, if Holder does not cooperate in good faith with the Company to satisfy the Minimum Holders Condition in consultation with the applicable National Securities Exchange after such distribution or sale, the Company may cease its efforts to list (or maintain the listing of) the Registerable Securities, and, in such case, the Company will be deemed to have taken all actions necessary for it to continue to have the benefit of the Dividend Cap. (i) For the avoidance of doubt, the Company need not comply with the terms of this Agreement but in such case will not have the continued benefit of the Dividend Cap. Section 3. Suspension. (a) Subject to the provisions of Section 2(e), Section 2(g) and Section 3(e) below, in the event that the Board determines that it is in the best interests of the Company to suspend the filing of a Demand Registration Statement under Section 2(a), or the use of an effective Demand Registration Statement, as applicable, or any related Prospectus, the Company may, upon delivery of a Suspension Notice to the Holders of Registerable Securities covered by any such effective registration statement, suspend the rights of the Holders to offer, sell or distribute any Registerable Securities pursuant to such registration statement or to require the Company to take action with respect to the registration or sale of any Registerable Securities pursuant to such registration statement, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 120 days in any 365-day period), if any of the following events will occur: (i) the underwriters of an underwritten public offering of shares of Capital Stock by the Company advise the Company that the

8 4877-1320-6390v 12 concurrent resale of the Registerable Securities by the Holders pursuant to the Demand Registration Statement would have a material adverse effect on the Company’s offering; (ii) there is material non-public information regarding the Company that (A) the Board determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require a revision to the Demand Registration Statement, as applicable, so that it will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Company is not otherwise required by applicable securities laws or regulations to disclose at such time; or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer, or other similar transaction) available to the Company that the Board determines not to be in the Company’s best interests to disclose. Upon the earlier to occur of (i) the Company delivering to the Holders an End of Suspension Notice or (ii) the end of the maximum permissible suspension period, the Company will use commercially reasonable efforts to promptly amend or supplement the Demand Registration Statement, if and as applicable, so as to permit the Holders to resume sales of the Registerable Securities as soon as reasonably practicable. (b) Subject to the provisions of Section 3(e), in the event that (i) all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension or (ii) the consummation of any business combination or acquisition by the Company has occurred or is probable that would require the Company to file financial statements with the SEC under Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X, the Company may (A) suspend the rights of the Holders to require the Company to take action with respect to the registration of any Registerable Securities and (B) upon delivery of a Suspension Notice to the Holders with Registerable Securities covered by an effective Demand Registration Statement, may direct such Holders to suspend sales of the Registerable Securities pursuant to such registration statement (in each case, to the extent required under the Securities Act or the Exchange Act), until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Demand Registration Statement. In such case, the Company agrees to use its commercially reasonable efforts to file such reports or obtain and file the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Demand Registration Statement, as applicable, as promptly as reasonably practicable. (c) Subject to the provisions of Section 3(e), with respect to any underwritten public offering of Capital Stock by the Company, each Holder agrees not to directly or indirectly sell, offer for sale or otherwise transfer any Registerable Securities during any of the following periods: (i) unless the managing underwriters administering the offering otherwise agree, the period commencing 10 days prior to the anticipated effective date of a registration statement for any underwritten public offering of Capital Stock (or any securities convertible into or exchangeable or exercisable for the Capital Stock) and ending 90 days after such effectiveness and (ii) if the Demand Registration Statement is a Shelf Registration Statement, unless the managing underwriters administering the offering otherwise agree, the period commencing 10 days prior to the anticipated date of the Company’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution. Notwithstanding the provisions of this Section 3(c): (i) any applicable period shall terminate on such earlier date as the Company gives notice to the Holders that the Company declines to proceed with any such offering set forth in this Section 3(c); (ii) all executive officers and directors of the Company then holding shares of Capital Stock or securities convertible into or exchangeable or exercisable for Capital Stock shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and (iii) the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.

9 4877-1320-6390v 12 (d) Subject to the provisions of Section 3(e), upon any of the following events: (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Demand Registration Statement, as applicable, or the initiation of any proceedings for that purpose; (ii) any request by the SEC or any other federal or state governmental authority for amendments or supplements to any such registration statement or related Prospectus or for additional information; or (iii) the happening of any event during the period such registration statement is effective (other than the events covered in Section 3(a)) as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company will deliver a Suspension Notice to the Holders with Registerable Securities covered by any such Demand Registration Statement to suspend sales of the Registerable Securities. (e) In the case of an event that causes the Company to suspend the use of an effective Demand Registration Statement, as applicable, or the related Prospectus pursuant to this Section 3 (each, a “Suspension Event”), the Company will give written notice (a “Suspension Notice”) to the Holders with Registerable Securities covered by such effective registration statement to suspend sales of the Registerable Securities, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the use of such registration statement and any related Prospectus as promptly as reasonably practicable. Each Holder shall keep confidential the fact that a Suspension Event has occurred, the Suspension Notice and the contents of such Suspension Notice for the duration of the suspension or until otherwise notified by the Company, except (i) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential and (ii) as required by law, rule or regulation. The Holders will not affect any sales of the Registerable Securities pursuant to such registration statement at any time after it has received a Suspension Notice from the Company prior to receipt of an End of Suspension Notice. If so directed by the Company, the Holders will deliver to the Company (at the reasonable expense of the Company) all copies other than permanent file copies then in the Holders’ possession of the Prospectus covering the Registerable Securities at the time of receipt of the Suspension Notice. Any Holder may recommence effecting sales of the Registerable Securities pursuant to a Demand Registration Statement following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. Section 4. Registration Procedures. Whenever Holders request a Demand Registration under Section 2, and if the Company chooses to seek to effect such registration (within the limitations of Section 2(a) above), then the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registerable Securities in accordance with the intended method of disposition thereof (which may include an Underwritten Offering), and in connection with any such request: (a) subject to Section 3, the Company will, within the time periods set forth in Section 3, prepare and file a Demand Registration Statement (on a Form S-3 or any form for which the Company then qualifies, or which counsel for the Company shall reasonably deem appropriate and which form shall be available for the sale of the Registerable Securities to be registered thereunder in accordance with the intended distribution thereof), as applicable, which registration statement will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such filed registration statement to become effective under the Securities Act as soon as reasonably practicable thereafter and remain continuously effective for so long as such registration statement is required to be kept effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registerable

10 4877-1320-6390v 12 Securities covered by such registration statement during the period in which such registration statement is required to be kept effective; (b) will (i) within a reasonable period of time prior to filing a registration statement or Prospectus or any amendment or supplement thereto, furnish to each Holder of Registerable Securities being registered reasonably complete drafts of such registration statement as proposed to be filed and provide each such Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to such registration statement or such other registration statement, and (ii) thereafter furnish to such Holder such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such registration statement (including each preliminary Prospectus) and such other documents proposed to be filed including documents that are to be incorporated by reference into the registration statement, amendment or supplement or as such Holder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Selling Holder; (c) will furnish to each Holder of Registerable Securities being registered, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) other than those which are being incorporated into such registration statement by reference, such number of copies of the Prospectus contained in such registration statements (including each complete Prospectus and any summary or preliminary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as any Holder or an underwriter, if any, of the Registerable Securities being registered may reasonably request, in each case, including each such amendment and supplement thereto, to the extent such other documents are not available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (or any successor system), in order to facilitate the disposition of the Registerable Securities by such Holder (it being understood that the Company consents to the use of such Prospectus and any amendment or supplement thereto by the Holders and their underwriters, if any, in connection with the offering and sale of the Registerable Securities thereby); (d) subject to Section 3, (i) prepare and file with the SEC such amendments and post-effective amendments to each such registration statement as may be necessary to keep such registration statement effective for the period described in Section 4(a), (ii) cause each Prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the sale of all securities covered by each such registration statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders; (e) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, the sale of all Registerable Securities by the time the applicable registration statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Holder or managing underwriter(s), if any, may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such registration statement is required to be kept effective pursuant to Section 4(a), cooperate with the Holders and the underwriter(s), if any, and their respective counsel in connection with any filings required to be made with FINRA and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the sale in each such jurisdiction of such Registerable Securities owned by the Holders; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise

11 4877-1320-6390v 12 be required to qualify, (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation or (iii) consent to general service of process in any jurisdiction where it is not then so subject; (f) promptly notify the Holders and, if requested, confirm such advice in writing (i) when such registration statement has become effective under the Securities Act and when any post-effective amendments and supplements thereto become effective under the Securities Act, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or related Prospectus or for additional information, and (iv) unless a notice or Suspension Notice contemplated in Section 3(e) has been, or will promptly be, delivered to the Holders, of the happening of any event during the period such registration statement is effective as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (g) during the time periods referred to in Section 4(a), shall use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of such registration statement or suspending the qualification (or exemption from qualification) of any of the Registerable Securities for sale in any jurisdiction, as promptly as reasonably practicable; (h) except as provided in Section 2(e) or Section 3(a), upon the occurrence of any event contemplated by Section 3(d)(iii), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to such registration statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registerable Securities, such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Holders a reasonable number of copies of each such supplement or post-effective amendment; (i) enter into customary agreements and take all other commercially reasonable actions as the Holders reasonably request in connection therewith in order to expedite or facilitate the distribution of the Registerable Securities, including, in the case of a Demand Registration and to the extent reasonably requested by the managing underwriters, making appropriate officers of the Company available to participate in a reasonable number of virtual “road shows” and one-on-one meetings with institutional investors and other customary marketing activities scheduled at reasonable times; (j) subject to the conditions set forth in Section 2(g) and Section 2(h), use commercially reasonable efforts to (i) list or include all Registerable Securities on such National Securities Exchange and enter into such customary agreements, including a supplemental listing application and indemnification agreement in customary form and (ii) cure the Company’s listing or inclusion application of any deficiencies cited by the National Securities Exchange in the process of pursuing such listing; (k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the time a Demand Registration Statement is required to be

12 4877-1320-6390v 12 kept effective by Section 2(a), the Company will register the Registerable Securities covered by such Demand Registration Statement under the Exchange Act and maintain such registration through the time such Demand Registration Statement is required to be kept effective by Section 2(a); (l) cause to be maintained a registrar and transfer agent for all Registerable Securities covered by such registration statement; (m) in connection with any sale of the Registerable Securities under a registration statement contemplated by this Agreement that will result in the shares of Preferred Stock being delivered no longer constituting Registerable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registerable Securities to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registerable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registerable Securities; (n) in connection with a registered offering of Registerable Securities, whether or not such offering is an Underwritten Offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountant for the Company and any acquired entity or target of the Company whose financial statements are included or are required to be included or incorporated by reference in such registration statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Selling Holders; (o) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registerable Securities being sold reasonably require in order to effect a public offering of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an Underwritten Offering, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and such registration statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested and (ii) use commercially reasonable efforts to furnish to the Holders and the underwriters of such Registerable Securities opinions and negative assurance letters of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to the Holders), covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and (p) upon reasonable request of any Holder, the Company will file an amendment to any such registration statement (or prospectus supplement, as applicable) to update the information provided by such Holder in connection with such Holder’s sale of Registerable Securities thereunder. Section 5. Required Information. (a) The Company may require a Holder to furnish in writing to the Company such information regarding such Holder and the proposed distribution of Registerable Securities by such Holder as the Company may from time to time reasonably request in writing or as will be required to effect registration of the Registerable Securities and/or for the Company to satisfy the Listing Requirements. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading and/or to satisfy the Listing Requirements.

13 4877-1320-6390v 12 (b) Each Holder agrees that, upon receipt of a Suspension Notice, such Holder will immediately discontinue disposition of Registerable Securities pursuant to a registration statement until the receipt of an End of Suspension Notice. Section 6. Registration Expenses. Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the registration of the Registerable Securities pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Except as otherwise provided herein, each Selling Holder shall pay its pro rata share of all Selling Expenses relating to a registration of its Registerable Securities pursuant to this Agreement or relating to the sale of its Registerable Securities pursuant to any registration statement contemplated by this Agreement. Each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (a) the number of Registerable Securities (i) sold by such Selling Holder in connection with such sale or (ii) in the event Registerable Securities are registered but not sold, registered on behalf of such Holder in connection with such registration by (b) the aggregate number of Registerable Securities (i) sold by all Selling Holders in connection with such sale or (ii) in the event Registerable Securities are registered but not sold, registered by all Selling Holders in connection with such registration. Section 7. Indemnification. (a) The Company will indemnify and hold harmless each Holder, each Person who controls each Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, joint or several, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; in each case except to the extent, but only to the extent, that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein or (ii) information regarding such Holder’s proposed method of distribution of the Registerable Securities and was approved by or on behalf of such Holder expressly for use therein. The Company also agrees to indemnify any underwriters of the Registerable Securities in connection with their offer and sale pursuant to any registration statement contemplated by this Agreement, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Holders provided in this Section 7(a). (b) Each Holder will, severally and not jointly, indemnify and hold harmless the Company, and the directors of the Company, each officer of the Company who signed or signs any registration statement contemplated by this Agreement, and if requested by an underwriter for an applicable registration statement, each underwriter, broker or other Person, and their officers and directors, acting on behalf of the Holders to sell the Registerable Securities covered by any registration statement contemplated by this Agreement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material

14 4877-1320-6390v 12 fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to the Company by or on behalf of such Holder (in its capacity as a Holder) expressly for use therein or (ii) information regarding such Holder’s proposed method of distribution of the Registerable Securities and was approved by or on behalf of such Holder expressly for use therein. (c) Each Indemnified Party under this Section 7 will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 7 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. It is understood that the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. (d) If the indemnification provided for in this Section 7 is unavailable to a party that would have been an Indemnified Party under this Section 7 in respect of any Losses, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this Section 7(d). (e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. (f) In no event will any Holder be liable for any Losses pursuant to this Section 7 in excess of the net proceeds to such Holder of any Registerable Securities sold by such Holder.

15 4877-1320-6390v 12 (g) The obligations of the Company and the Holders under this Section 7 shall survive the completion of any sale of Registerable Securities and the termination or expiration of this Agreement. (h) The provisions of this Section 7 shall be in addition to any other rights to indemnification or contribution that an Indemnified Party may have pursuant to law, equity, contract or otherwise. Section 8. Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registerable Securities, provided (a) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder and (b) the Company and NorthStar are given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned. Section 9. Cure Period. If the Holders believe the Company has failed to observe or perform any of the covenants, conditions or provisions in this Agreement, the Holders shall provide written notice thereof to the Company, and, after written notice thereof is received by the Company, the Company shall have 30 days to cure such failure. If the Company timely cures a failure pursuant to the foregoing sentence, the Company shall be deemed to have complied with the terms applicable to it in this Agreement despite any such failure. Section 10. Miscellaneous. (a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland. EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 10(E). NOTHING IN THIS SECTION 10(A), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND

16 4877-1320-6390v 12 MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN. (b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof. (c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form. (d) Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by the Company and Holders holding a majority of the Registerable Securities then outstanding. (e) Notices, etc. Any notice or other communication hereunder must be given in writing and either (i) delivered in person, (ii) transmitted by electronic mail or facsimile or (iii) mailed by certified or registered mail, postage prepaid, return receipt requested as follows: (x) if to the Company, addressed to: American Healthcare REIT, Inc. 18191 Von Karman Avenue, Suite 300 Irvine, CA 92612 Attention: Mark E. Foster Email: mfoster@ahcreit.com;

17 4877-1320-6390v 12 (y) if to NorthStar, addressed to: Trilogy Holdings NT-HCI, LLC 16 East 34th Street, 18th Floor New York, New York 10016 Attention: Legal Department Email: notices@northstarhealthcarereit.com; and (z) If to any other Holder, addressed to the address for such Holder set forth in the books and records of the Company; or to such other address or to such other Person as each party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) when delivered in person, (ii) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 10(e) and an appropriate confirmation is received, and (iii) if given by mail, three Business Days after delivery or the first attempted delivery. (f) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement. (g) Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect. (h) Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text. (i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. (j) Changes in Securities Laws. In the event any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, the Company will provide each Holder with substantially similar rights to those granted under this Agreement and use it good faith efforts to cause such rights to be as comparable as possible to the rights granted to such Holder hereunder. [Signatures appear on next page]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above. AMERICAN HEALTHCARE REIT, INC., a Maryland corporation By: Brian S. Peay Chief Financial Officer TRILOGY HOLDINGS NT-HCI, LLC, a Delaware limited liability company By: Kendall Young Chief Executive Officer

EXHIBIT E FORM OF COMMON STOCK REGISTRATION RIGHTS AGREEMENT [See attached.]

4865-0312-6116v 16 REGISTRATION RIGHTS AGREEMENT (for Common Stock) THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 202[●], is made by and between American Healthcare REIT, Inc., a Maryland corporation (the “Company”), and Trilogy Holdings NT-HCI, LLC, a Delaware limited liability company (“NorthStar”). RECITALS WHEREAS, the Company, GAHC3 Trilogy JV, LLC, a Delaware limited liability company (“Buyer”), NorthStar and NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership, entered into a Membership Interest Purchase Agreement, dated as of [●], 2023 (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth in the Purchase Agreement, the Company had the right to issue shares of the Company’s Series A Cumulative Convertible Preferred Stock, $0.01 par value per share (the “Preferred Stock”), to NorthStar as consideration for Buyer’s purchase of NorthStar’s equity interests in Trilogy REIT Holdings, LLC, a Delaware limited liability company; WHEREAS, on the date of this Agreement, the Company will issue [●] shares of Preferred Stock to NorthStar as purchase consideration pursuant to the Purchase Agreement; WHEREAS, under certain circumstances provided for in the Company’s articles supplementary setting forth the terms of the Preferred Stock, the Preferred Stock may be convertible into the Company’s common stock, $0.01 par value per share (“Common Stock”); provided, however, such Preferred Stock may not be converted into Common Stock until June 30, 2026 (the period from the date hereof through such date, the “Conversion Lockout Period”); WHEREAS, as a condition to the consummation of the transaction contemplated by the Purchase Agreement, the Company agreed to grant the registration rights set forth herein to the Holders; and WHEREAS, the parties hereto desire to enter into this Agreement to evidence the registration rights agreed to in the Purchase Agreement and the mutual covenants of the parties relating thereto. NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Definitions. In this Agreement, the following terms have the following respective meanings: “Agreement” has the meaning ascribed to it in the preamble hereof. “Board” means the board of directors of the Company. “Business Day” means any day other than a Saturday, a Sunday or any day on which banks located in the State of New York are authorized or required to be closed for the conduct of regular banking business. “Buyer” has the meaning ascribed to it in the recitals hereof. “Common Stock” has the meaning ascribed to it in the recitals hereof. “Company” has the meaning ascribed to it in the preamble of this Agreement.

2 4865-0312-6116v 16 “Conversion Lockout Period” has the meaning ascribed to it in the recitals hereof. “Demand Registration” has the meaning ascribed to it in Section 3(a). “Demand Registration Statement” has the meaning ascribed to it in Section 3(a). “Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement. “End of Suspension Notice” has the meaning ascribed to it in Section 5(e). “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FINRA” means the Financial Industry Regulatory Authority, Inc. “Form S-3” has the meaning ascribed to it in Section 2(a). “Holder” means (i) NorthStar and (ii) each Person that may become a party to this Agreement in accordance with Section 11 of this Agreement. “Indemnified Party” has the meaning ascribed to it in Section 9(a). “Indemnifying Party” has the meaning ascribed to it in Section 9(c). “Initiating Holders” has the meaning ascribed to it in Section 3(a). “Losses” has the meaning ascribed to it in Section 9(a). “Maximum Number of Shares” has the meaning ascribed to it in Section 3(c). “National Securities Exchange” means the New York Stock Exchange, NYSE American or Nasdaq (or any successor exchange thereto). “NorthStar” has the meaning ascribed to it in the preamble of this Agreement. “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, other business organization, trust, union, association or any federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority. “Piggyback Registration” has the meaning ascribed to it in Section 4(a). “Preferred Stock” has the meaning ascribed to it in the recitals hereof. “Prospectus” means the prospectus included in any registration statement contemplated by this Agreement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registerable Securities covered by such registration statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. “Prospectus” shall also be deemed to include any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Registerable Securities.

3 4865-0312-6116v 16 “Purchase Agreement” has the meaning ascribed to it in the recitals hereof. “Registerable Securities” means, with respect to any Holder, the shares of Common Stock issued or issuable upon conversion of validly tendered outstanding shares of Preferred Stock and any additional shares of Common Stock issued or issuable as a dividend or other distribution on, in exchange for, or otherwise in respect of such shares of Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided, that shares of Common Stock shall cease to be Registerable Securities with respect to any Holder at the time (i) such shares have been sold pursuant to an effective registration statement or are sold pursuant to Rule 144 under the Securities Act (or any similar provisions then in force) or (ii) such shares have been sold to the Company or any of its subsidiaries. “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the SEC, the appropriate National Securities Exchange or such other exchange on which the Registerable Securities may be listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registerable Securities and the preparation of a blue sky memorandum and compliance with the rules of FINRA and, if applicable, a National Securities Exchange (in an amount not to exceed $10,000)), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any registration statement contemplated by this Agreement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) if applicable, all fees and expenses incurred in connection with the listing or inclusion of any of the Registerable Securities on a National Securities Exchange pursuant to Section 6(j), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in offers and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any registration statement contemplated by this Agreement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registerable Securities by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above. “Renewal Deadline” has the meaning ascribed to it in Section 2(c). “Rule 144” means Rule 144 under the Securities Act. “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the Selling Holders (other than as specifically provided in the definition of “Registration Expenses”) and transfer taxes allocable to the sale of the Registerable Securities included in the applicable offering. “Selling Holder” means a Holder who is selling Registerable Securities under a registration statement pursuant to the terms of this Agreement.

4 4865-0312-6116v 16 “Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registerable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect). “Suspension Event” has the meaning ascribed to it in Section 5(e). “Suspension Notice” has the meaning ascribed to it in Section 5(e). “Underwritten Offering” means an offering in which Registerable Securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public. “Withdrawn Demand Registration” has the meaning ascribed to it in Section 3(f). “Withdrawn Request” has the meaning ascribed to it in Section 3(f). Section 2. Shelf Registration. (a) As promptly as possible, and in any case no later than 30 calendar days, following the expiration of the Conversion Lockout Period, the Company shall use commercially reasonable efforts to prepare and file a Shelf Registration Statement with the SEC to permit the public resale of all Registerable Securities on the terms and conditions specified in this Section 2(a). The Shelf Registration Statement filed with the SEC pursuant to this Section 2(a) shall be on a registration statement on Form S-3 (on an automatically effective basis to the extent the Company is eligible to do so) (“Form S-3”) or, if Form S-3 is not then available to the Company, such other form of registration statement as is then available to effect a registration for resale of the Registerable Securities, covering the Registerable Securities, and shall contain a Prospectus in such form as to permit any Selling Holder covered by such Shelf Registration Statement to sell such Registerable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Shelf Registration Statement; provided, however, that if the Company is not eligible to file an automatic Shelf Registration Statement at such time, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective within 60 calendar days after the filing of the Shelf Registration Statement or as soon as reasonably practicable thereafter. (b) Notwithstanding anything to the contrary contained in this Section 2, if, at the expiration of the Conversion Lockout Period, the Company has an effective registration statement on Form S-3 or any successor form, the Company may include all or part of the Registerable Securities in such registration statement, including by virtue of including the Registerable Securities in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, the Company shall be deemed to have satisfied its registration obligation under this Section 2 and such shelf registration statement shall be deemed to be a Shelf Registration Statement for purposes of this Agreement). (c) If, by the third anniversary (the “Renewal Deadline”) of the initial Effective Date of a Shelf Registration Statement that includes the Registerable Securities, any of the Registerable Securities included on such Shelf Registration Statement remain unsold by any Holder, the Company will file, if it has not already done so and is eligible to do so, a new registration statement on Form S-3 or any successor form covering the Registerable Securities included on the prior Shelf Registration Statement, and if the Company is not eligible to file an automatic shelf registration statement on Form S-3 at such time, the Company will use commercially reasonable efforts to cause such registration statement to be declared effective as soon as reasonably practicable thereafter, but in no event more than 60 calendar days from the Renewal Deadline, and the Company will take all other commercially reasonable action necessary or appropriate to permit the public offering and sale of the Registerable Securities to continue as contemplated

5 4865-0312-6116v 16 in the expired Shelf Registration Statement. References herein to Shelf Registration Statement shall include such new registration statement. (d) The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding such Holder, the Registerable Securities held by it and the intended method of distribution of the Registerable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. (e) In the event that the Company fails to file, or if filed, fails to maintain the effectiveness of a Shelf Registration Statement, the Holders may participate in a Piggyback Registration pursuant to Section 4; provided, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to allow participation in a Piggyback Registration. Section 3. Demand Registration Rights. (a) Subject to the provisions hereof, commencing after the expiration of the Conversion Lockout Period, and from time to time so long as there are any Registerable Securities outstanding, if the Company is not eligible to file a Shelf Registration Statement, if the Company has not caused a Shelf Registration Statement to be declared effective by the SEC in accordance with Section 2, if the Shelf Registration Statement shall cease to be effective or if the Demand Registration will be made in the form of an Underwritten Offering, the Holders of a majority of the Registerable Securities then outstanding (the “Initiating Holders”) may request that the Company prepare and file with the SEC a registration statement on an appropriate form under the Securities Act (together with all amendments and supplements thereto, including post-effective amendments and new registration statements, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein, a “Demand Registration Statement”), registering under the Securities Act the offer and sale of all or part of the then-outstanding Registerable Securities (a “Demand Registration”) of such Initiating Holders by giving written notice thereof to the Company, which request will specify the number of Registerable Securities proposed to be sold by such Initiating Holders and the intended method of disposition thereof. Within 10 Business Days after receipt of such request, the Company will give written notice of such Demand Registration request to all other Holders and include in such registration all such Registerable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after the mailing of the Company’s notice to the applicable Holder. Each such request must specify the number of Registerable Securities to be registered and the intended method of disposition thereof in order to be included in such registration. Subject to the provisions of Section 3(f) below, (i) the Company shall not be obligated to effect more than three Demand Registrations in total (subject to a maximum of one Underwritten Offering during any 90-day period), except that a registration shall not count as one of the permitted Demand Registrations if, as a result of an exercise of the underwriters’ cutback provision in Section 3(c), fewer than 50% of the total number of Registerable Securities requested to be included by the Holders in such Demand Registration are actually included and (ii) the number of Registerable Securities proposed to be sold by the Initiating Holders either (A) shall be all the Registerable Securities owned by the Initiating Holders or (B) shall have an estimated market value at the time of such demand (based upon the then market price of Common Stock) of at least $25,000,000. In connection with a Demand Registration, the Company will use its commercially reasonable efforts to file the Demand Registration Statement no later than 45 days after the Initiating Holders’ request for a Demand Registration in the case of a registration statement on Form S-3 and 180 days in the case of a registration statement on Form S-11 or such other appropriate form. The Company will use its commercially reasonable efforts to keep any Demand Registration Statement continuously effective and in compliance with the Securities Act and usable for sale of such Registerable Securities for at least 180 days. (b) Notwithstanding anything to the contrary contained in this Section 3, if at the time the Company receives a request for a Demand Registration, the Company has an effective Shelf Registration

6 4865-0312-6116v 16 Statement, the Company may include all or part of the Registerable Securities covered by such request in such registration statement, including by virtue of including the Registerable Securities in a prospectus supplement to such Shelf Registration Statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, the Company shall be deemed to have satisfied its registration obligation under this Section 3 with respect to such Demand Registration request and such Shelf Registration Statement shall be deemed to be a Demand Registration Statement for purposes of this Agreement); provided, that, if such Demand Registration was requested to be made in the form of an Underwritten Offering and the Company exercises its right under this Section 3 to include Registerable Securities covered by such request in a Shelf Registration Statement, the Company will facilitate an Underwritten Offering of such Registerable Securities via such Shelf Registration Statement as if it were a Demand Registration pursuant to this Section 3. (c) If the Demand Registration will be made in the form of an Underwritten Offering and the managing underwriters of the requested Demand Registration advise the Company and the Holders that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in an Underwritten Offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), the Company will include in such Demand Registration only such number of shares of Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), with such Maximum Number of Shares allocated, unless otherwise agreed by the Company and the Holders, (i) first, the number of Registerable Securities requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of Registerable Securities requested to be included therein by the Holders and (ii) second (and only to the extent the number of Registerable Securities to be sold by the Holders is less than the Maximum Number of Shares), the shares of Common Stock requested to be included in such registration by other Persons (including, if applicable, the Company) pro rata among such other Persons on the basis of the number of shares of Common Stock requested to be included by such Persons. (d) In connection with any Demand Registration, the Company shall have the right to (i) select the managing underwriters and any additional underwriters (and their roles) in the offering and (ii) determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including: (A) the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters); provided, that the request provided by Holders pursuant to Section 3(a) requesting the number of Registerable Securities to be listed are all included to the extent the Maximum Number of Shares is not exceeded; and (B) the offering price and underwriting discount; provided, that the identity of the managing underwriters and any additional underwriters and such structure and terms are reasonably acceptable to the Holders; provided, further that, if the sale of Registerable Securities in an Underwritten Offering is not completed pursuant to this Section 3(d) after the public announcement of the launch of such Underwritten Offering, the Holders of such Registerable Securities shall pay all Selling Expenses incurred by such Holders and reimburse the Company for its reasonable out- of-pocket Registration Expenses relating to such uncompleted sale. (e) Notwithstanding the foregoing, if the Board determines that the filing of a Demand Registration Statement would: (i) be detrimental to the Company in that such registration would interfere with a material corporate transaction; (ii) according to the underwriters of an underwritten public offering of shares of Common Stock by the Company, have a material adverse effect on the Company’s offering; (iii) require the disclosure of material non-public information concerning the Company that at the time is not, in the judgment of the Board, in the best interest of the Company to disclose and is not otherwise required by applicable securities laws or regulations to disclose at such time; or (iv) require the disclosure of a significant bona fide business opportunity (including the acquisition or disposition of assets (other than

7 4865-0312-6116v 16 in the ordinary course of business), including any significant merger, consolidation, tender offer, or other similar transaction) available to the Company that the Board determines not to be in the Company’s best interests to disclose, then the Company will have the right to defer such filing for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 120 days in any 365-day period); provided that the Board may only defer such filing two times in any one-year period. The Company will give written notice of its determination to such Initiating Holders to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof. Each Holder shall keep confidential the fact that a filing has been deferred, the notice and the contents of such notice for the duration of the deferral or until otherwise notified by the Company, except (i) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential and (ii) as required by law, rule or regulation. If the Company shall postpone the filing of a Demand Registration, the Initiating Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders shall have the right to withdraw the request for registration on behalf of all Initiating Holders. Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to this Section 3 (and shall not be counted as a permitted Demand Registration), and the Company shall pay all Registration Expenses in connection therewith. (f) A registration shall not count as a permitted Demand Registration until it has become effective under the Securities Act. A request for a Demand Registration may be withdrawn prior to the filing of the Demand Registration by the Initiating Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders for which registration was requested in the Demand Registration (a “Withdrawn Request”), and, if the filed Demand Registration Statement is not an automatic Shelf Registration Statement, a Demand Registration may be withdrawn prior to the effectiveness thereof by the Holders holding a majority of the Registerable Securities then outstanding held by the Initiating Holders for which registration was requested in the Demand Registration (a “Withdrawn Demand Registration”), and such withdrawals shall be treated as a permitted Demand Registration which shall have been effected pursuant to this Section 3, unless the Holders of Registerable Securities to be included in such Demand Registration reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration (to the extent actually incurred); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made because (i) of a material adverse change in the business, financial condition or prospects of the Company, (ii) the managing underwriters advise that the amount of Registerable Securities to be sold in such offering be reduced pursuant to Section 3(c) by more than 50% of the Registerable Securities to be included in such Demand Registration, (iii) of a postponement of such registration pursuant to Section 3(e) or (iv) of the occurrence of any event that would reasonably be expected to permit the Company to exercise its rights to suspend the use of a Shelf Registration Statement or a Demand Registration Statement pursuant to Section 5, then such withdrawal shall not be treated as a permitted Demand Registration effected pursuant to this Section 3, and the Company shall pay all Registration Expenses in connection therewith. (g) The registration rights granted pursuant to the provisions of this Section 3 shall be in addition to the registration rights granted pursuant to the provisions of Section 2. Section 4. Piggyback Registration. (a) Subject to Section 2(a), if at any time the Company proposes to file a registration statement under the Securities Act (or a prospectus supplement to effect a takedown from an effective shelf registration statement) with respect to an offering of shares of Common Stock by the Company for its own account or for the account of other security holders of the Company on any registration form (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders) that permits the inclusion of the Registerable Securities, the Company will give the Holders written

8 4865-0312-6116v 16 notice thereof promptly (but in no event less than 10 days prior to the filing date) and such notice shall offer such Holders the opportunity to register the resale of such number of Registerable Securities as each Holder may request pursuant to a written request received within 5 Business Days after delivery of such notice (a “Piggyback Registration”). Subject to Sections 4(b) and 4(c), the Company shall use commercially reasonable efforts to cause the managing underwriters of a proposed Underwritten Offering to permit the Registerable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, the Company will not be required to include any Registerable Securities in any registration under this Section 4(a) prior to expiration of the Conversion Lockout Period. (b) If a Piggyback Registration is initiated as a primary Underwritten Offering on behalf of the Company, and the managing underwriters advise the Company that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then the Company will include in such registration, unless otherwise agreed by the Company and the Holders, (i) first, the number of shares of Common Stock that the Company proposes to sell, and (ii) second (to the extent the number of shares of Common Stock to be sold by the Company is less that the Maximum Number of Shares), the number of Registerable Securities requested to be included in such registration by the Holders and the number of shares of Common Stock requested to be included in such registration by other Persons, pro rata among the Holders and other Persons on the basis of the number of Registerable Securities and other shares of Common Stock requested to be included by each such Holder and other Person, respectively. (c) If a Piggyback Registration is initiated as a secondary underwritten offering on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise the Company that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then the Company will include in such registration, unless otherwise agreed by the Company and the holders (including the Holders, if any), (i) first the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, and (ii) second (to the extent the number of such shares of Common Stock to be sold by such other requesting holders is less that the Maximum Number of Shares), the number of Registerable Securities requested to be included in such registration by the Holders and the number of shares of Common Stock requested to be included in such registration by other Persons (including, if applicable, the Company), pro rata among the Holders and other Persons on the basis of the number of Registerable Securities and other shares of Common Stock requested to be included by each such Holder and other Person, respectively. (d) If any Piggyback Registration is a primary or secondary Underwritten Offering, the Company shall have the right, in its sole discretion, to (i) select the managing underwriters and any additional underwriters (and their roles) in the offering and (ii) to administer any such offering, including to determine the structure of the offering and negotiate the terms of any underwriting agreement, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount. (e) Nothing in this Section 4 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion decides not to file a registration statement previously proposed to be filed as described in Section 4(a) on which the Holders’ Piggyback Registration request was based or to withdraw such registration statement subsequent to its filing. Section 5. Suspension. (a) Subject to the provisions of Section 3(e) related to Demand Registrations and Section 5(e) below, in the event that the Board determines that it is in the best interests of the Company to suspend the

9 4865-0312-6116v 16 filing of a Shelf Registration Statement under Section 2(a) or a Demand Registration Statement under Section 3(a), or the use of an effective Shelf Registration Statement or Demand Registration Statement, as applicable, or any related Prospectus, the Company may, upon delivery of a Suspension Notice to the Holders of Registerable Securities covered by any such effective registration statement, suspend the rights of the Holders to offer, sell or distribute any Registerable Securities pursuant to such registration statement or to require the Company to take action with respect to the registration or sale of any Registerable Securities pursuant to such registration statement, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 60 days in any 90-day period or more than 120 days in any 365-day period), if any of the following events will occur: (i) the underwriters of an underwritten public offering of shares of Common Stock by the Company advise the Company that the concurrent resale of the Registerable Securities by the Holders pursuant to the Shelf Registration Statement or the Demand Registration Statement would have a material adverse effect on the Company’s offering; (ii) there is material non-public information regarding the Company that (A) the Board determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require a revision to the Shelf Registration Statement or Demand Registration Statement, as applicable, so that it will not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Company is not otherwise required by applicable securities laws or regulations to disclose at such time; or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer, or other similar transaction) available to the Company that the Board determines not to be in the Company’s best interests to disclose. Upon the earlier to occur of (i) the Company delivering to the Holders an End of Suspension Notice or (ii) the end of the maximum permissible suspension period, the Company will use commercially reasonable efforts to promptly amend or supplement the Shelf Registration Statement or Demand Registration Statement, if and as applicable, so as to permit the Holders to resume sales of the Registerable Securities as soon as reasonably practicable. (b) Subject to the provisions of Section 5(e), in the event that (i) all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension or (ii) the consummation of any business combination or acquisition by the Company has occurred or is probable that would require the Company to file financial statements with the SEC under Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X, the Company may (A) suspend the rights of the Holders to require the Company to take action with respect to the registration of any Registerable Securities and (B) upon delivery of a Suspension Notice to the Holders with Registerable Securities covered by an effective Shelf Registration Statement or Demand Registration Statement, as applicable, may direct such Holders to suspend sales of the Registerable Securities pursuant to such registration statement (in each case, to the extent required under the Securities Act or the Exchange Act), until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement, as applicable. the Company agrees to use its commercially reasonable efforts to file such reports or obtain and file the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement or Demand Registration Statement, as applicable, as promptly as reasonably practicable. (c) Subject to the provisions of Section 5(e), with respect to Underwritten Offerings by the Company, each Holder agrees not to directly or indirectly sell, offer for sale or otherwise transfer any Registerable Securities during any of the following periods: (i) unless the managing underwriters administering the offering otherwise agree, the period commencing 10 days prior to the anticipated Effective Date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after

10 4865-0312-6116v 16 such effectiveness and (ii) in the case of a Shelf Registration Statement, unless the managing underwriters administering the offering otherwise agree, the period commencing 10 days prior to the anticipated date of the Company’s notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution. Notwithstanding the provisions of this Section 5(c), (i) any applicable period shall terminate on such earlier date as the Company gives notice to the Holders that the Company declines to proceed with any such offering set forth in this Section 5(c); (ii) all executive officers and directors of the Company then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and (iii) the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements. (d) Subject to the provisions of Section 5(e), upon any of the following events: (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or Demand Registration Statement, as applicable, or the initiation of any proceedings for that purpose; (ii) any request by the SEC or any other federal or state governmental authority for amendments or supplements to any such registration statement or related Prospectus or for additional information; or (iii) the happening of any event during the period such registration statement is effective (other than the events covered in Section 5(a)) as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company will deliver a Suspension Notice to the Holders with Registerable Securities covered by any such Shelf Registration Statement or Demand Registration Statement, as applicable, to suspend sales of the Registerable Securities. (e) In the case of an event that causes the Company to suspend the use of an effective Shelf Registration Statement or Demand Registration Statement, as applicable, or the related Prospectus pursuant to this Section 5 (each, a “Suspension Event”), the Company will give written notice (a “Suspension Notice”) to the Holders with Registerable Securities covered by such effective registration statement to suspend sales of the Registerable Securities, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the use of such registration statement and any related Prospectus as promptly as reasonably practicable. Each Holder shall keep confidential the fact that a Suspension Event has occurred, the Suspension Notice and the contents of such Suspension Notice for the duration of the suspension or until otherwise notified by the Company, except (i) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential and (ii) as required by law, rule or regulation. The Holders will not affect any sales of the Registerable Securities pursuant to such registration statement at any time after it has received a Suspension Notice from the Company prior to receipt of an End of Suspension Notice. If so directed by the Company, the Holders will deliver to the Company (at the reasonable expense of the Company) all copies other than permanent file copies then in the Holders’ possession of the Prospectus covering the Registerable Securities at the time of receipt of the Suspension Notice. Any Holder may recommence effecting sales of the Registerable Securities pursuant to a Shelf Registration Statement or Demand Registration Statement, as applicable, following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. Section 6. Registration Procedures. In connection with any Shelf Registration Statement under Section 2 or whenever Holders request a Demand Registration under Section 3, the Company will

11 4865-0312-6116v 16 use its commercially reasonable efforts to effect the registration and the sale of such Registerable Securities in accordance with the intended method of disposition thereof (which, in the case of a Demand Registration or in the case of a Shelf Registration Statement to satisfy a Demand Registration in the form of Underwritten Offering pursuant to Section 3(b), may include an Underwritten Offering), and in connection with any such request: (a) subject to Section 5, the Company will, within the time periods set forth in Sections 2 and 3, prepare and file a Shelf Registration Statement (on Form S-3) or a Demand Registration Statement (on a Form S-3 or any form for which the Company then qualifies, or which counsel for the Company shall reasonably deem appropriate and which form shall be available for the sale of the Registerable Securities to be registered thereunder in accordance with the intended distribution thereof), as applicable, which registration statement will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such filed registration statement to become effective under the Securities Act as soon as reasonably practicable thereafter and remain continuously effective for so long as such registration statement is required to be kept effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the period in which such registration statement is required to be kept effective; (b) will (i) within a reasonable period of time prior to filing a registration statement or Prospectus or any amendment or supplement thereto, furnish to each Holder of Registerable Securities being registered reasonably complete drafts of such registration statement as proposed to be filed and provide each such Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to such registration statement or such other registration statement, and (ii) thereafter furnish to such Holder such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such registration statement (including each preliminary Prospectus) and such other documents proposed to be filed including documents that are to be incorporated by reference into the registration statement, amendment or supplement or as such Holder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Selling Holder; (c) will furnish to each Holder of Registerable Securities being registered, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) other than those which are being incorporated into such registration statement by reference, such number of copies of the Prospectus contained in such registration statements (including each complete Prospectus and any summary or preliminary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as any Holder or an underwriter, if any, of the Registerable Securities being registered may reasonably request, in each case, including each such amendment and supplement thereto, to the extent such other documents are not available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (or any successor system), in order to facilitate the disposition of the Registerable Securities by such Holder (it being understood that the Company consents to the use of such Prospectus and any amendment or supplement thereto by the Holders and their underwriters, if any, in connection with the offering and sale of the Registerable Securities thereby); (d) subject to Section 5, (i) prepare and file with the SEC such amendments and post-effective amendments to each such registration statement as may be necessary to keep such registration statement effective for the period described in Section 6(a), (ii) cause each Prospectus contained therein to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule

12 4865-0312-6116v 16 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the sale of all securities covered by each such registration statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders; (e) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, the sale of all Registerable Securities by the time the applicable registration statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Holder or managing underwriter(s), if any, may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such registration statement is required to be kept effective pursuant to Section 6(a), cooperate with the Holders and the underwriter(s), if any, and their respective counsel in connection with any filings required to be made with FINRA and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the sale in each such jurisdiction of such Registerable Securities owned by the Holders; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation or (iii) consent to general service of process in any jurisdiction where it is not then so subject; (f) promptly notify the Holders and, if requested, confirm such advice in writing (i) when such registration statement has become effective under the Securities Act and when any post-effective amendments and supplements thereto become effective under the Securities Act, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or related Prospectus or for additional information, and (iv) unless a notice or Suspension Notice contemplated in Section 5(e) has been, or will promptly be, delivered to the Holders, of the happening of any event during the period such registration statement is effective as a result of which such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or such Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (g) during the time periods referred to in Section 6(a), shall use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of such registration statement or suspending the qualification (or exemption from qualification) of any of the Registerable Securities for sale in any jurisdiction, as promptly as reasonably practicable; (h) except as provided in Section 3(e) or Section 5(a), upon the occurrence of any event contemplated by Section 5(d)(iii), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to such registration statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registerable Securities, such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Holders a reasonable number of copies of each such supplement or post-effective amendment;

13 4865-0312-6116v 16 (i) enter into customary agreements and take all other commercially reasonable actions as the Holders reasonably request in connection therewith in order to expedite or facilitate the distribution of the Registerable Securities, including, in the case of a Demand Registration and to the extent reasonably requested by the managing underwriters, making appropriate officers of the Company available to participate in a reasonable number of virtual “road shows” and one-on-one meetings with institutional investors and other customary marketing activities scheduled at reasonable times; (j) use commercially reasonable efforts to (i) list or include all Registerable Securities on any securities exchange on which the Common Stock is then listed or included and enter into such customary agreements, including a supplemental listing application and indemnification agreement in customary form and (ii) cure the Company’s listing or inclusion application of any deficiencies cited by the exchange or market in the process of pursuing such listing; (k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the time a Demand Registration Statement is required to be kept effective by Section 3(a), the Company will register the Registerable Securities covered by such Demand Registration Statement under the Exchange Act and maintain such registration through the time such Demand Registration Statement is required to be kept effective by Section 3(a); (l) cause to be maintained a registrar and transfer agent for all Registerable Securities covered by such registration statement; (m) in connection with any sale of the Registerable Securities under a registration statement contemplated by this Agreement that will result in the shares of Common Stock being delivered no longer constituting Registerable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registerable Securities to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registerable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registerable Securities; (n) in connection with a registered offering of Registerable Securities, whether or not such offering is an Underwritten Offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountant for the Company and any acquired entity or target of the Company whose financial statements are included or are required to be included or incorporated by reference in such registration statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Selling Holders; (o) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registerable Securities being sold reasonably require in order to effect a public offering of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an Underwritten Offering, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and such registration statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested and (ii) use commercially reasonable efforts to furnish to the Holders and the underwriters of such Registerable Securities opinions and negative assurance letters of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to the Holders), covering the matters customarily covered in opinions

14 4865-0312-6116v 16 requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and (p) upon reasonable request of any Holder, the Company will file an amendment to any such registration statement (or prospectus supplement, as applicable) to update the information provided by such Holder in connection with such Holder’s sale of Registerable Securities thereunder. Section 7. Required Information. (a) The Company may require a Holder to furnish in writing to the Company such information regarding such Holder and the proposed distribution of Registerable Securities by such Holder as the Company may from time to time reasonably request in writing or as will be required to effect registration of the Registerable Securities. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading. (b) Each Holder agrees that, upon receipt of a Suspension Notice, such Holder will immediately discontinue disposition of Registerable Securities pursuant to a registration statement until the receipt of an End of Suspension Notice. Section 8. Registration Expenses. Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the registration of the Registerable Securities pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein, including in connection with any Shelf Registration Statement filed pursuant to Section 2 or any Demand Registration pursuant to Section 3. Except as otherwise provided herein, each Selling Holder shall pay its pro rata share of all Selling Expenses relating to a registration of its Registerable Securities pursuant to this Agreement or relating to the sale of its Registerable Securities pursuant to any registration statement contemplated by this Agreement. Each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (a) the number of Registerable Securities (i) sold by such Selling Holder in connection with such sale or (ii) in the event Registerable Securities are registered but not sold, registered on behalf of such Holder in connection with such registration by (b) the aggregate number of Registerable Securities (i) sold by all Selling Holders in connection with such sale or (ii) in the event Registerable Securities are registered but not sold, registered by all Selling Holders in connection with such registration. Section 9. Indemnification. (a) The Company will indemnify and hold harmless each Holder, each Person who controls each Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, joint or several, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; in each case except to the extent, but only to the extent, that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein or (ii) information regarding such Holder’s proposed method of distribution of the

15 4865-0312-6116v 16 Registerable Securities and was approved by or on behalf of such Holder expressly for use therein. The Company also agrees to indemnify any underwriters of the Registerable Securities in connection with their offer and sale pursuant to any registration statement contemplated by this Agreement, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Holders provided in this Section 9(a). (b) Each Holder will, severally and not jointly, indemnify and hold harmless the Company, and the directors of the Company, each officer of the Company who signed or signs any registration statement contemplated by this Agreement, and if requested by an underwriter for an applicable registration statement, each underwriter, broker or other Person, and their officers and directors, acting on behalf of the Holders to sell the Registerable Securities covered by any registration statement contemplated by this Agreement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to the Company by or on behalf of such Holder (in its capacity as a Holder) expressly for use therein or (ii) information regarding such Holder’s proposed method of distribution of the Registerable Securities and was approved by or on behalf of such Holder expressly for use therein. (c) Each Indemnified Party under this Section 9 will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 9 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. It is understood that the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. (d) If the indemnification provided for in this Section 9 is unavailable to a party that would have been an Indemnified Party under this Section 9 in respect of any Losses, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute

16 4865-0312-6116v 16 to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this Section 9(d). (e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. (f) In no event will any Holder be liable for any Losses pursuant to this Section 9 in excess of the net proceeds to such Holder of any Registerable Securities sold by such Holder. (g) The obligations of the Company and the Holders under this Section 9 shall survive the completion of any sale of Registerable Securities and the termination or expiration of this Agreement. (h) The provisions of this Section 9 shall be in addition to any other rights to indemnification or contribution that an Indemnified Party may have pursuant to law, equity, contract or otherwise. Section 10. Rule 144. The Company covenants, at the Company’s expense, that it will use commercially reasonable efforts to take such actions, as may be reasonably requested by such Holder from time to time, to comply with all applicable requirements under the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC thereunder as to enable any Holder to sell its Registerable Securities pursuant to Rule 144, including to (a) make and keep public information regarding the Company available, as those terms are defined in Rule 144(c), (b) file with the SEC in a timely manner any reports and documents required to be filed by the Company under the Securities Act and Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, (iii) provide within five Business Days following receipt of a supportable request therefor, at the Company’s expense, to the Company’s transfer agent an opinion of counsel as may be reasonably necessary in order for the Holders to avail themselves of such rule to allow the Holders to sell such Registerable Securities without registration, and (iv) such other information as may be reasonably requested by a Holder so as to enable such Holder to sell Registerable Securities without registration under the Securities Act within the exemptions provided by Rule 144, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registerable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 (including reasonably cooperating with the Holders to cause the transfer agent to remove any restrictive legend on certificates evidencing Registerable Securities). This Section 10 shall survive the termination of the Agreement so long as any Holder continues to hold Registerable Securities. Section 11. Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registerable Securities, provided (i) such transferee or assignee

17 4865-0312-6116v 16 becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder and (ii) the Company and NorthStar are given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned. Section 12. Limitation on Subsequent Registration Rights. Excluding the Registration Rights Agreement entered into on the date hereof relating to the Preferred Stock, from and after the date hereof, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registerable Securities, enter into any agreement with any current or future holder of any equity securities of the Company that would allow such current or future holder to require the Company to include equity securities in any registration statement filed by the Company on a basis that is superior in any respect to the rights granted to the Holders pursuant to this Agreement. Section 13. Miscellaneous. (a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland. EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 13(E). NOTHING IN THIS SECTION 13(A), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS

18 4865-0312-6116v 16 AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN. (b) Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof. (c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form. (d) Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by the Company and Holders holding a majority of the Registerable Securities then outstanding; provided, that no such amendment, modification or waiver that would adversely affect a Holder (provided that the accession by additional Holders to this Agreement pursuant to Section 11 shall not be deemed to adversely affect any Holder) shall be effective against such Holder without the consent of such Holder that is adversely affected thereby. (e) Notices, etc. Any notice or other communication hereunder must be given in writing and either (i) delivered in Person, (ii) transmitted by electronic mail or facsimile or (iii) mailed by certified or registered mail, postage prepaid, return receipt requested as follows: (x) if to the Company, addressed to: American Healthcare REIT, Inc. 18191 Von Karman Avenue, Suite 300 Irvine, CA 92612 Attention: Mark E. Foster Email: mfoster@ahcreit.com; (y) if to NorthStar, addressed to: Trilogy Holdings NT-HCI, LLC 16 East 34th Street, 18th Floor New York, New York 10016 Attention: Legal Department Email: notices@northstarhealthcarereit.com; and

19 4865-0312-6116v 16 (z) If to any other Holder, addressed to the address for such Holder set forth in the books and records of the Company; or to such other address or to such other Person as each party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) when delivered in Person, (ii) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 13(e) and an appropriate confirmation is received, and (iii) if given by mail, three Business Days after delivery or the first attempted delivery. (f) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement. (g) Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect. (h) Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text. (i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. (j) Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto will be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 13(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity. No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement will impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy will preclude any further exercise of it or the exercise of any other remedy. (k) Changes in Securities Laws. In the event any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, the Company will provide each Holder with substantially similar rights to those granted under this Agreement and use it good faith efforts to cause such rights to be as comparable as possible to the rights granted to such Holder hereunder. [Signatures appear on next page]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above. AMERICAN HEALTHCARE REIT, INC., a Maryland corporation By: Brian S. Peay Chief Financial Officer TRILOGY HOLDINGS NT-HCI, LLC, a Delaware limited liability company By: Kendall Young Chief Executive Officer

EXHIBIT G FORM OF PUT RIGHTS LETTER AGREEMENT [See attached.]

CONFIDENTIAL 1 757538756.5 AMERICAN HEALTHCARE REIT, INC. 18191 Von Karman Ave., Third Floor Irvine, California 92612 [________] [__], 202[_] Trilogy Holdings NT-HCI, LLC c/o NorthStar Healthcare Income, Inc. 16 East 34th Street, 18th Floor New York, New York 10016 Attention: Legal Department Re: Put Rights Ladies and Gentlemen: This letter agreement (this “Letter”) is entered into by and between American Healthcare REIT, Inc., a Maryland corporation (“AHR”), and Trilogy Holdings NT-HCI, LLC, a Delaware limited liability company (“NorthStar Seller,” and together with AHR, the “Parties”), relating to the Series A Cumulative Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), of AHR. The rights of NorthStar Seller herein are in addition to, and not in lieu of, any rights, privileges and preferences of a holder of shares of Series A Preferred Stock set forth in the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on [____], 202[_] (as further amended or supplemented from time to time, the “Articles Supplementary”) that established such Series A Preferred Stock. Capitalized terms used but not otherwise defined herein shall have their respective meaning as set forth in the Articles Supplementary. Capitalized terms used and defined herein and that are also used and defined in the Articles Supplementary shall have the meanings ascribed to them herein solely for purposes of the Parties’ rights and obligations in this Letter and for no other purpose. The Parties hereto hereby agree as follows: 1. Definitions. For purposes of this Letter, the following terms have the meanings set forth below: (a) “Fundamental Change” means an occurrence of either of the following: (i) any sale, lease or other transfer in one transaction or a series of transactions of a majority of the consolidated assets of AHR and its subsidiaries, taken as a whole, to, one or more Persons other than one or more of AHR’s subsidiaries, in each case pursuant to which AHR’s Common Shares or other Junior Securities will receive a distribution of the proceeds in, cash, securities or other property; or (ii) the earlier to occur of (A) the filing of a federal income tax return by AHR for any taxable year on which AHR does not elect to be taxed as a REIT; (B) the approval by the stockholders of AHR of a proposal for AHR to cease to qualify as a REIT; (C) the public announcement by AHR that it has ceased to qualify as a REIT; (D) a determination by the Board of Directors, based on the 4894-0217-4589v 14

2 757538756.5 advice of counsel, that AHR has ceased to qualify as a REIT (for the avoidance of doubt, taking into account the relief provided by all of the “REIT savings” provisions set forth in the Code, including Sections 856(c)(6), 856(c)(7), 856(g)(5) and 562(e)); or (E) the receipt by AHR or its duly authorized representatives of a final determination or conclusion from the United States Internal Revenue Service that AHR has failed to meet the requirements for REIT qualification and taxation as a REIT under Sections 856 through 860 of the Code for one or more taxable years; provided, however, that: (A) the events described in the above clause (i) shall not be deemed to be a Fundamental Change if the sole purpose of such transaction(s) is for AHR to change its domicile and/or to change its form of organization (e.g., from a corporation to a trust); and (B) the initial public offering of the Common Shares concurrently with a listing on a National Securities Exchange shall not constitute a Fundamental Change. (b) “Junior Securities” mean each class or series of capital stock that AHR may issue in the future the terms of which does not expressly provide that it ranks on a parity with, or senior to, the Series A Preferred Stock as to dividend rights and/or as to distribution rights upon AHR’s liquidation, dissolution or winding up (referred to in the Articles Supplementary as “liquidation rights”), as applicable based on the usage thereof in the Articles Supplementary. (c) “NorthStar Entity” means NorthStar Parent and any subsidiary of NorthStar Parent (including NorthStar Seller). (d) “NorthStar Parent” means NorthStar Healthcare Income, Inc., a Maryland corporation. (e) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a mutual fund, an exchange traded fund or any other entity. (f) “Repurchase Factor” shall mean: (i) from the Original Issuance Date to and including [March 31, 2024, 92.5%; (ii) from April 1, 2024 to and including] December 31, 2024, 95%; [(iii)] from January 1, 2025 to and including December 31, 2025, 100%; and [(iv)] from January 1, 2026 and thereafter, 105%.1 (g) “Repurchase Price” shall mean, on a Put Date, a price per share of Series A Preferred Stock equal to (i) the then Liquidation Preference multiplied by the Repurchase Factor, plus (ii) an amount equal to all accrued but unpaid dividends (whether or not authorized or declared) on such share to, but not including, such Put Date. (h) “Transfer” means any assignment, sale, hypothecation, disposition of or other like transfer of any shares of Series A Preferred Stock (or any interest therein) by NorthStar Seller or its Affiliates. 2. Put Right. (a) Put Right. If a Fundamental Change occurs at any time that any NorthStar Entity holds shares of Series A Preferred Stock, then such NorthStar Entity shall have the right (the “Put Right”), at such NorthStar Entity’s option, to require AHR to repurchase for cash, out of funds legally available 1 To be updated depending on closing date under MIPA, e.g., if the closing date occurs after 3/31/24 then clause (i) becomes extraneous.

3 757538756.5 therefor, any or all of such NorthStar Entity’s shares of Series A Preferred Stock on a date specified by AHR (the “Put Date”) that can be no later than 60 days following the date of delivery by AHR of a notice of the Fundamental Change (the “Fundamental Change Notice”) at the Repurchase Price. (b) Procedures for Put Right. (i) Within 15 days following the occurrence of a Fundamental Change, AHR shall provide to such NorthStar Entity a Fundamental Change Notice, which notice shall be addressed to such NorthStar Entity at its address as it appears on the stock transfer records of AHR and shall specify: (A) the events constituting the Fundamental Change; (B) the date of the Fundamental Change; (C) the Put Date; (D) the Repurchase Price; (E) the date prior to which such NorthStar Entity is required to deliver a completed notice to AHR stating the number of shares of Series A Preferred Stock to be repurchased by AHR, which delivery date shall be no earlier than 10 Business Days following the delivery of the Fundamental Change Notice; (F) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the Repurchase Price; and (G) the procedures for surrendering uncertificated shares of Series A Preferred Stock for payment of the Repurchase Price. The failure of AHR to give the foregoing Fundamental Change Notice or any defect contained therein shall not limit the Put Right of the NorthStar Entities herein or affect the validity of any proceedings for the repurchase of shares of Series A Preferred Stock in connection with the Put Right. (ii) On or after the Put Date, the NorthStar Entities shall present and surrender the certificates, if any, representing the NorthStar Entities’ shares of Series A Preferred Stock to AHR at a place designated therefor in the Fundamental Change Notice, and upon such presentation and surrender, AHR shall thereupon pay the Repurchase Price of such shares, without interest, to such NorthStar Entities, and each surrendered certificate shall then be canceled, or, in the case of uncertificated shares, AHR shall pay the Repurchase Price of such shares, without interest, in the name of such NorthStar Entities through book-entry transfer. If the NorthStar Entities’ shares of Series A Preferred Stock are certificated and fewer than all the shares represented by any such certificate representing shares of Series A Preferred Stock are to be repurchased, a new certificate shall be issued to the NorthStar Entities representing the remaining shares of Series A Preferred Stock held by such NorthStar Entities that were not repurchased by AHR. (iii) If (A) the Put Right has been exercised by any NorthStar Entity in accordance with this Section 2(b), (B) the funds necessary for the repurchase of the shares of Series A Preferred Stock held by such NorthStar Entity has been set apart by AHR in trust for the benefit of such NorthStar Entity and (C) irrevocable instructions have been given to the applicable paying agent to pay the Repurchase Price, then from and after the Put Date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the NorthStar Entities in respect of such shares shall terminate, except the right to receive the Repurchase Price in cash (without interest). (iv) If a Put Date is prior to the Dividend Record Date for any declared dividend, the NorthStar Entities will not have the right to receive any declared dividends in respect of the repurchased shares. If a Put Date is on or after the Dividend Record Date for any declared dividend and prior to the Dividend Payment Date, the NorthStar Entities shall receive that dividend in respect of the repurchased shares on the relevant Dividend Payment Date notwithstanding such repurchase, and the Repurchase Price otherwise payable on such repurchased shares shall be reduced by an amount equal to the full dividend payable on the Dividend Payment Date on the shares of Series A Preferred Stock being repurchased. 3. Exception to Fundamental Change. In the event that a transaction (or series of transactions) occurs that would constitute a Fundamental Change (as defined in the Articles Supplementary) but for the

4 757538756.5 application of subsection (B) of the proviso in the definition of Fundamental Change in the Articles Supplementary, then each NorthStar Entity shall have the right to exercise the Holder Put Right (in respect of any shares of Series A Preferred Stock then held by such NorthStar Entity) under Section 6 of the Articles Supplementary from and after the closing of such transaction(s), subject to the other terms, conditions and procedures set forth in Section 6 and elsewhere in the Articles Supplementary for an exercise of the Holder Put Right in respect of such shares. 4. Miscellaneous. (a) This Letter constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements, undertakings and understandings, both written and oral, relating to the subject matter hereof. No provision of this Letter may be amended, supplemented or modified except by a written instrument making specific reference hereto signed by both Parties hereto. No party may assign this Letter nor any of its rights, interests or obligations hereunder without the prior written consent of the other Party hereto; it being further understood by NorthStar Seller that no transferee of, or any other successor to, its shares of Series A Preferred Stock shall succeed to any rights of NorthStar Seller hereunder without the prior written consent of AHR unless such transferee or successor is a NorthStar Entity. In case any one or more of the provisions contained in this Letter are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Letter. (b) This Letter and all claims arising hereunder (in tort, contract or otherwise) will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any other jurisdiction to be applied. (c) This Letter may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter by facsimile or e-mail shall be as effective as delivery of a manually executed counterpart. [SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL [SIGNATURE PAGE TO PUT RIGHTS LETTER AGREEMENT] Very truly yours, AMERICAN HEALTHCARE REIT, INC. By: Name: Title: AGREED: TRILOGY HOLDINGS NT-HCI, LLC By: Name: Title:

SCHEDULE 2 ASSET SALE THRESHOLDS * Pursuant to Item 601(a)(5) of Regulation S-K, we have not filed with the Option Agreement this schedule/ attachment to the Option Agreement. We will provide a copy of this omitted schedule/attachment to the SEC or its staff upon request. *